UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

SEMRUSH HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

SEMRUSH

PROXY STATEMENT 2025

Notice
of Annual Meeting
of Stockholders

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Semrush Holdings, Inc. 800 Boylston Street, Suite 2475 Boston, MA 02199
Dear Semrush Stockholder:
I am pleased to invite you to attend the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Semrush Holdings, Inc. (“Semrush”) to be held on June 5, 2025, at 10:00 a.m. Eastern Time. The Annual Meeting will be held virtually via a live interactive audio webcast on the Internet. You will be able to listen, vote and submit your questions at www.virtualshareholdermeeting.com/SEMR2025 during the Annual Meeting. You will not be able to attend the Annual Meeting in person. You will need the 16-digit control number on your proxy card to attend the Annual Meeting.
Details regarding the Annual Meeting and the business to be conducted are more fully described in the accompanying Notice of 2025 Annual Meeting of Stockholders and Proxy Statement. We encourage you to vote at our Annual Meeting and any adjournments, continuations or postponements of our Annual Meeting if you were a stockholder as of the close of business on April 10, 2025.
As permitted by the Securities and Exchange Commission rules that allow public companies to furnish proxy materials to stockholders over the Internet, we are posting the proxy materials on the Internet and delivering a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement for our Annual Meeting (the “Proxy Statement”) and our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “2024 Annual Report”). On or about April 17, 2025, we will begin mailing the Notice to our stockholders.The Notice provides instructions on how to vote online or by telephone and explains how to receive a paper copy of proxy materials by mail. This Proxy Statement and our 2024 Annual Report can be accessed online at www.proxyvote.com using the control number located on the Notice, on your proxy card, or in the instructions that accompanied your proxy materials. Our 2024 Annual Report and Proxy Statement are also available on our investor relations website at investors.semrush.com.
Thank you for your ongoing support of Semrush.
Sincerely,
William (Bill) R. Wagner
Chief Executive Officer
April 17, 2025

YOUR VOTE IS IMPORTANT
In order to ensure your representation at the Annual Meeting, whether or not you plan to attend the Annual Meeting, please vote your shares as promptly as possible by signing and returning a proxy card or by using our Internet or telephonic voting system. If you are a street name stockholder, please follow the instructions from the broker, bank or nominee that holds your shares to instruct them on how to vote or to obtain a proxy to vote yourself. A broker, bank or nominee is not permitted to vote on your behalf on (i) the election of directors, (ii) the non-binding, advisory vote to approve compensation of our named executive officers, and (iii) the non-binding, advisory vote on the frequency of future advisory votes to approve the compensation of our named executive officers, unless you provide specific instructions by completing and returning any voting instruction form that the broker, bank or nominee provides (or following any instructions provided by your broker, bank or nominee that allow you to vote your shares via telephone or the Internet). If you are a stockholder of record, for your vote to be counted, (i) if you vote by Internet or by telephone, you will need to communicate your voting decision before 11:59 p.m. (ET) on June 4, 2025, (ii) if you submit your proxy by U.S. mail, such proxy must be received before the start of the Annual Meeting, or (iii) if you attend the Annual Meeting virtually, you must vote in person during the Annual Meeting. Voting your shares in advance will not prevent you from attending the Annual Meeting, revoking your earlier submitted proxy or voting your shares virtually at the Annual Meeting.

Semrush Holdings, Inc. 800 Boylston Street, Suite 2475 Boston, MA 02199
Notice of 2025 Annual Meeting of Stockholders

To be held on June 5, 2025
Notice is hereby given that Semrush Holdings, Inc. will hold its 2025 Annual Meeting of Stockholders (the “Annual Meeting”) on June 5, 2025, at 10:00 a.m. Eastern Time via a live interactive audio webcast on the Internet at www.virtualshareholdermeeting.com/SEMR2025 (which is accessible by entering your 16-digit control number on your proxy card). You will not be able to attend the Annual Meeting in person.
We are holding the Annual Meeting for the following purposes, which are more fully described in the accompanying proxy statement:

1
Proposal One: To elect Anna Baird and Dmitry Melnikov as Class I directors to hold office until the 2028 annual meeting of stockholders or until their successors are duly elected and qualified, subject to their earlier resignation, death, or removal;

2	Proposal Two: To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025;
3	Proposal Three: To conduct a non-binding, advisory vote to approve the compensation of our named executive officers;
4	Proposal Four: To conduct a non-binding, advisory vote on the frequency of future non-binding advisory votes to approve the compensation of our named executive officers; and
5	To transact any other business that properly comes before the Annual Meeting (including adjustments, continuations and postponements thereof).
We have elected to provide access to our Annual Meeting materials, which include the Proxy Statement for our Annual Meeting (the “Proxy Statement”) accompanying this notice, in lieu of mailing printed copies. On or about April 17, 2025, we expect to mail to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “2024 Annual Report”). The Notice provides instructions on how to vote online or by telephone and explains how you can request a paper copy of the proxy materials. Our Proxy Statement and our 2024 Annual Report can be accessed online at www.proxyvote.com using the control number located on your Notice, on your proxy card, or in the instructions that accompanied your proxy materials.

Date June 5, 2025

Time 10:00 a.m. EST

Virtual Location Via live interactive audio webcast at www.virtualshare holdermeeting.com/SEMR2025

RECOMMENDATION
Our Board of Directors recommends that you vote “FOR” the director nominees named in Proposal One; “FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm as described in Proposal Two; “FOR” the approval of, on a non-binding, advisory basis, the compensation of our named executive officers as described in Proposal Three; and “FOR” on a non-binding, advisory basis, “1 Year” as the preferred frequency for future stockholder non-binding, advisory votes on the compensation of our named executive officers as described in Proposal Four.

Notice of 2025 Annual Meeting of Stockholders
WHO CAN VOTE?
Only stockholders of record as of the close of business on April 10, 2025 are entitled to notice of, and to vote at, the Annual Meeting. You are entitled to attend the Annual Meeting only if you were a stockholder as of the close of business on April 10, 2025 or hold a valid proxy for the Annual Meeting.
By Order of the Board of Directors,
William (Bill) R. Wagner
Chief Executive Officer
Boston, Massachusetts
April 17, 2025

Important Notice Regarding the Availability of Proxy Materials for the 2025 Annual Meeting of Stockholders to be Held on June 5, 2025 at 10:00 a.m. Eastern Time
This Proxy Statement and our 2024 Annual Report are available for viewing, printing and downloading at www.proxyvote.com using the control number located on the Notice, on your proxy card, or in the instructions that accompanied your proxy materials. Our Proxy Statement and our 2024 Annual Report are also available on our investor relations website at https://investors.semrush.com.
Unless specifically stated in this Proxy Statement, information contained on, or that can be accessed through, our websites and any other websites listed in this Proxy Statement are not incorporated by reference into this Proxy Statement and should not be considered to be part of this Proxy Statement, and inclusions of our website addresses and other website addresses in this Proxy Statement are inactive textual references only.
Alternatively, if you would like us to send you a copy of our 2024 Annual Report, without charge to you, please contact:
Semrush Holdings, Inc.
Attention: Investor Relations
800 Boylston Street, Suite 2475
Boston, MA 02199
(800) 851-9959
If you would like us to send you a copy of the exhibits listed on the exhibit index of our 2024 Annual Report, we will do so upon your payment of our reasonable expenses in furnishing a requested exhibit.
The Semrush logo and all Semrush product or service names and logos are trademarks or registered trademarks of Semrush Holdings, Inc. in the United States and other countries. Third party trademarks and trade names referenced in this Proxy Statement are the property of their respective owners.

Proxy Statement for the 2025 Annual Meeting of Stockholders
TO BE HELD JUNE 5, 2025

General Information
Our Board of Directors (the “Board”) solicits your proxy for the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Semrush Holdings, Inc. and at any adjournment, continuation or postponement of the Annual Meeting for the purposes set forth in this Proxy Statement for our 2025 Annual Meeting of Stockholders (this “Proxy Statement”) and the accompanying Notice of 2025 Annual Meeting of Stockholders. The Annual Meeting will be held virtually via a live interactive audio webcast on the Internet on June 5, 2025, at 10:00 a.m. Eastern Time. On or about April 17, 2025, we expect to mail our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “2024 Annual Report”). If you held shares of our Class A or Class B common stock as of close of business on April 10, 2025, you are invited to attend the Annual Meeting at www.virtualshareholdermeeting.com/SEMR2025 and to vote on the proposals in this Proxy Statement. You will not be able to attend the Annual Meeting in person. You will need the 16-digit control number on your proxy card to attend the Annual Meeting.
In this Proxy Statement, the terms “Semrush,” the “Company,” “we,” “us” and “our” refer to Semrush Holdings, Inc. and its subsidiaries. The mailing address of our principal executive offices is Semrush Holdings, Inc., 800 Boylston Street, Suite 2475, Boston, MA 02199.

How do I vote? If you are a stockholder of record, there are four ways to vote:
By Internet (Before the Annual Meeting): You may vote over the Internet at www.proxyvote.com, 24 hours a day, seven days a week, until 11:59 p.m. ET on June 4, 2025. You will need the 16-digit control number included on your Notice or proxy card (if you received a printed copy of the proxy materials);

By Telephone: You may vote by toll-free telephone at 1-800-690-6903, until 11:59 p.m. ET on June 4, 2025. You will need the 16-digit control number included on your Notice or proxy card (if you received a printed copy of the proxy materials);

By Mail: If you received printed proxy materials, you may submit your vote by completing, signing and dating each proxy card received and returning it promptly in the postage-paid envelope we have provided or returning it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Proxies submitted by U.S. mail must be received before the start of the Annual Meeting; or

By Internet (During the Annual Meeting): You may vote during the Annual Meeting by going to www.virtualshareholdermeeting.com/SEMR2025. You will need the 16-digit control number included on your Notice or proxy card (if you received a printed copy of the proxy materials). If you previously voted via the Internet (or by telephone or mail), you are not precluded from voting online at the Annual Meeting.

Semrush 2025 Proxy Statement	1

General Information	Table of Contents

If you are a street name stockholder:
Through Your Bank/Broker: If you are a street name stockholder, please follow the instructions from the broker, bank or other nominee that holds your shares to instruct your broker, bank or other nominee on how to vote on your behalf or to obtain a proxy to vote yourself.

How can I attend the Annual Meeting online?
We will host our Annual Meeting via live webcast only. Any stockholder as of the Record Date can attend the Annual Meeting live online at www.virtualshareholdermeeting.com/SEMR2025. The webcast will start at 10:00 a.m. Eastern Time on June 5, 2025. Stockholders may listen, vote and ask questions while attending the Annual Meeting online. To attend the Annual Meeting, you will need the 16-digit control number that is located on your Notice, on your proxy card, or in the instructions accompanying your proxy materials. Instructions on how to participate in the Annual Meeting are also posted online at www.proxyvote.com.

What matters are being voted on at the Annual Meeting?	You will be voting on:
1
The election of two Class I directors to serve until the 2028 annual meeting of stockholders or until their successors are duly elected and qualified, subject to their earlier resignation, death, or removal;

	2	A proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2025;
	3	A non-binding, advisory approval of the compensation of our named executive officers;
	4	A non-binding, advisory vote on the frequency of future non-binding advisory votes to approve the compensation of our named executive officers; and
	5	Any other business that properly comes before the Annual Meeting (including adjournments, continuations and postponements thereof).

How does the Board recommend I vote on these proposals?
Our Board recommends a vote:
•“FOR” the election of Anna Baird and Dmitry Melnikov as Class I directors;
•“FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2025.
•“FOR” the approval of, on a non-binding, advisory basis, the compensation of our named executive officers; and
•“1 YEAR”, on a non-binding, advisory basis, as the preferred frequency for future stockholder non-binding advisory votes on the compensation of our named executive officers.

2	Semrush 2025 Proxy Statement

Table of Contents	General Information

Who is entitled to vote?
Holders of either class of our common stock as of close of business on April 10, 2025, the record date for our Annual Meeting (the “Record Date”), may vote at the Annual Meeting.
As of the Record Date, there were 127,151,456 shares of our Class A common stock and 21,019,818 shares of our Class B common stock outstanding. Our Class A common stock and Class B common stock are collectively referred to in this Proxy Statement as our “common stock.” Our Class A common stock and Class B common stock will vote as a single class on all matters described in this Proxy Statement. Stockholders are not permitted to cumulate votes with respect to the election of directors. Each share of Class A common stock is entitled to one vote on each proposal and each share of Class B common stock is entitled to ten votes on each proposal.

Registered Stockholders. If shares of our common stock are registered directly in your name with our transfer agent, Computershare, you are considered the “stockholder of record” with respect to those shares. As the stockholder of record, you have the right to vote online, by telephone, or, if you receive paper proxy materials by mail, by filling out and returning the proxy card.
Street Name Stockholders. If shares of our common stock are held on your behalf by a broker, bank, or other nominee, you are considered to be the beneficial owner of shares that are held in “street name” (i.e., a “street name stockholder”) and the Notice was forwarded to you by your broker, bank, or other nominee, who is considered the stockholder of record with respect to those shares. Brokerage firms, banks, and other nominees holding shares of our common stock in street name for their customers are generally required to vote such shares in the manner directed by their customers. Accordingly, as the beneficial owner, you have the right to direct your broker, bank, or other nominee as to how to vote your shares. If you are a beneficial owner, you may attend the Annual Meeting. However, since a beneficial owner is not the stockholder of record, you may not vote your shares of our common stock at the Annual Meeting unless you request and obtain a valid proxy from the organization that holds your shares giving you the right to vote at the meeting. If you request a printed copy of our proxy materials by mail, your broker, bank, or other nominee will provide a voting instruction form for you to use.

What is the quorum requirement?
A quorum is the minimum number of shares required to be present to properly hold an annual meeting of stockholders and conduct business under our Third Amended and Restated Bylaws (our “bylaws”) and Delaware law. The presence, in person or by proxy, of a majority of the voting power of all issued and outstanding shares of our common stock entitled to vote on the Record Date will constitute a quorum at the Annual Meeting. Abstentions, withheld votes, and broker non-votes are counted as shares present and entitled to vote for the purposes of determining a quorum. “Broker non-votes” occur where a broker, bank, or other nominee has not received voting instructions from the beneficial owner of shares and the broker, bank, or other nominee cannot vote the shares because they do not have discretionary power to vote on a particular, “non-routine” matter (under New York Stock Exchange rules) or such broker, bank, or other nominee did not otherwise vote the shares on a “routine” matter.

Semrush 2025 Proxy Statement	3

General Information	Table of Contents

How many votes are needed for approval of each proposal?

Proposal		Vote Required	Nature of Proposal	Impact of Withholds or Abstentions	Impact of Broker Non-Votes	Unmarked Proxy Cards

1
	Election of Class I Directors	Plurality of the votes properly cast. This means the nominees receiving the most "FOR" votes will be elected.	Non-Routine	No effect	No effect	Voted "FOR"
2
	Ratification of the appointment of Ernst & Young LLP as the Company's independent registered accounting firm for the fiscal year ending December 31, 2025	Majority of the votes properly cast "FOR" and "AGAINST"	Routine	No effect	Not applicable; Do not anticipate broker non-votes	Voted "FOR"
3
	Non-binding, advisory vote to approve the compensation of our named executive officers*	Majority of the votes properly cast "FOR" and "AGAINST"	Non-Routine	No effect	No effect	Voted "FOR"
4
Non-binding, advisory vote on the frequency of future non-binding advisory votes to approve the compensation of our named executive officers**
The frequency option that receives the vote of a majority of the votes properly cast; if none receive a majority then the Board will consider the frequency that receives the highest number of votes properly cast (every 1, 2, or 3 years) to be the preferred frequency
			Non-Routine	No effect	No effect	Voted "1 YEAR"
*    Since this proposal is an advisory vote, the result will not be binding on our Board, the talent and compensation committee of our Board, or the Company. However, the Board values input from our stockholders, and the talent and compensation committee will consider the outcome of the vote when making future decisions regarding the compensation of our named executive officers.
**    Since this proposal is an advisory vote, the result will not be binding on our Board, the talent and compensation committee of our Board, or the Company. However, the Board values input from our stockholders, and the Board and the talent and compensation committee will consider the outcome of the vote when determining how often we should submit to stockholders future non-binding, advisory votes to approve the compensation of our named executive officers.

Can I change my vote?
Yes. If you are a stockholder of record, you can change your vote or revoke your proxy any time before the Annual Meeting by:
•notifying our Corporate Secretary, in writing, at Semrush Holdings, Inc., 800 Boylston Street, Suite 2475, Boston, MA 02199 before the vote is counted;
•voting again using the telephone or Internet before 11:59 p.m. ET on June 4, 2025 (your latest telephone or Internet proxy is the one that will be counted); or
•attending the meeting online and voting virtually during the meeting.
If you are a street name stockholder, please contact the broker, bank, or other nominee that holds your shares for information on how to change your vote.
Simply logging into the Annual Meeting will not, by itself, revoke your proxy.

4	Semrush 2025 Proxy Statement

Table of Contents	General Information

What is the effect of giving a proxy?
Proxies are solicited by and on behalf of our Board. William Wagner, Oleg Shchegolev, Eugene Levin, Brian Mulroy, and David Mason have been designated as proxy holders, each with the power to appoint his substitute, by our Board. If your proxy is properly granted, your shares represented by such proxy will be voted at the Annual Meeting in accordance with your instructions. If your proxy is properly granted but you do not give specific instructions, your shares will be voted in accordance with the recommendations of our Board as described above. If any matters not described in this Proxy Statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote the shares represented by a properly granted proxy. If the Annual Meeting is adjourned, continued, or postponed, the proxy holders can vote your shares on the new Annual Meeting date as well, unless you revoke your proxy instructions as described above.

Where can I find the voting results of the Annual Meeting?	We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the U.S. Securities and Exchange Commission (“SEC”) within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Annual Meeting, we will provide preliminary voting results in the Current Report on Form 8-K and will provide the final results in an amendment to the Current Report on Form 8-K as soon as they become available.

How are proxies solicited for the Annual Meeting and who pays for solicitation?
Our Board is soliciting proxies for use at the Annual Meeting. All expenses associated with this solicitation will be borne by us. We may reimburse brokers, banks, nominees, fiduciaries, or other custodians for reasonable expenses that they incur in sending our proxy materials to their customers who are beneficial owners of our common stock. In addition, our directors, officers, and employees may also solicit proxies in person, by telephone, mail, email, or by other means of communication (electronic or otherwise). Our directors, officers, and employees will not be paid any additional compensation for soliciting proxies.

Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?	In accordance with the rules of the SEC, we have elected to furnish our proxy materials, including this Proxy Statement and our 2024 Annual Report, primarily online. On or about April 17, 2025, we expect to mail to our stockholders a Notice that contains instructions on how to access our proxy materials electronically, how to vote at the Annual Meeting, and how to request printed copies of the proxy materials and 2024 Annual Report. The Notice explains how you can request to receive all future proxy materials in printed form by mail or electronically by email. We encourage stockholders to access our proxy materials online to help reduce the environmental impact of our annual meetings.

What does it mean if I receive more than one Notice?
You may receive more than one Notice, more than one e-mail or multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate Notice, a separate e-mail, or a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you may receive more than one Notice, more than one e-mail or more than one proxy card. To vote all of your shares by proxy, you must complete, sign, date, and return each proxy card and voting instruction card that you receive, or vote over the Internet, by telephone, or virtually at the Annual Meeting, the shares represented by each Notice that you receive (unless you have requested and received a proxy card or voting instruction card for the shares represented by one or more of those Notices).

Semrush 2025 Proxy Statement	5

General Information	Table of Contents

I share an address with another stockholder and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?
As permitted by the SEC, we have adopted a procedure called “householding.” Under this procedure, we may deliver a single copy of the Notice and, if applicable, our proxy materials to multiple stockholders who share the same address, unless we have received contrary instructions from one or more of such stockholders. Householding reduces our printing costs, mailing costs and fees, as well as our environmental impact. Stockholders who participate in householding will continue to be able to access and receive individual proxy cards. Upon written or oral request, we will promptly deliver a separate copy of the Notice and, if applicable, our proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these materials. To receive a separate copy, or if you are receiving multiple copies and wish to participate in householding, please contact us at our principal office address:
Semrush Holdings, Inc.
Attention: Investor Relations
800 Boylston Street, Suite 2475
Boston, MA 02199
(800) 851-9959

What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?
Stockholder Proposals for Inclusion in the Proxy Statement
Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at next year’s annual meeting of stockholders by submitting their proposals in writing to our Corporate Secretary in a timely manner and in compliance with the requirements of our bylaws. For a stockholder proposal to be considered for inclusion in our proxy statement for the 2026 annual meeting of stockholders, our Corporate Secretary must receive the written proposal at our principal executive offices not later than December 18, 2025. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials.
Stockholder proposals should be delivered by mail to:
Semrush Holdings, Inc.
Attention: Corporate Secretary
800 Boylston Street, Suite 2475
Boston, MA 02199
We also encourage you to submit any such proposals via email (which shall not constitute notice) to: proxyproposals@semrush.com.
Other Proposals or Director Nominations
Our bylaws establish an advance notice procedure for stockholders who wish to present a nomination or proposal before an annual meeting of stockholders but do not intend for the nomination or proposal to be included in our proxy statement.
Our bylaws provide that the only business that may be conducted at an annual meeting of stockholders is business that is (i) specified in our proxy materials with respect to such annual meeting, (ii) otherwise properly brought before such annual meeting by or at the direction of our Board, or (iii) properly brought before such meeting by a stockholder of record entitled to vote at such annual meeting who has delivered timely written notice to our Corporate Secretary, which notice must contain the information specified in our bylaws. To be timely for the 2026 annual meeting of stockholders, our Corporate Secretary must receive the written notice at our principal executive offices:
•not earlier than the close of business on February 5, 2026; and
•not later than the close of business on March 7, 2026.

6	Semrush 2025 Proxy Statement

Table of Contents	General Information

What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors? (Continued)
In the event that we hold the 2026 annual meeting of stockholders more than 30 days before or more than 60 days after the one-year anniversary of the Annual Meeting, then, for notice by the stockholder to be timely, it must be received by our Corporate Secretary not later than the close of business on the later of the 90th day prior to the scheduled date of such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.
If a stockholder who has notified us of his, her, or its intention to present a proposal at an annual meeting of stockholders does not appear to present such proposal at such annual meeting of stockholders, we are not required to present the proposal for a vote at such annual meeting of stockholders.
Recommendation of Director Candidates
Holders of our common stock may recommend director candidates for consideration by our nominating and corporate governance committee. Any such recommendations should include the nominee’s name and qualifications for membership on our Board and should be directed to our Corporate Secretary at 800 Boylston Street, Suite 2475, Boston, MA 02199. The nominating and corporate governance committee must receive any such recommendation for nomination not earlier than the close of business on the 120th day prior to the date on which our proxy statement was released to stockholders in connection with the previous year’s annual meeting. For additional information regarding stockholder recommendations for director candidates, see “Corporate Governance — Identifying and Evaluating Director Nominees – Stockholder Recommendations.”
In addition, our bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, you must provide the information required by our bylaws. In addition, you must give timely notice to our Corporate Secretary in accordance with our bylaws, which, in general, require that the notice be received by our Corporate Secretary within the time periods described above under the section titled “Other Proposals or Director Nominations” for stockholder proposals or nominations that are not intended to be included in our proxy statement.
The requirements for providing advance notice of business or nominations as summarized above are qualified in their entirety by our bylaws, Rule 14a-19 (as applicable) and, in the case of stockholder proposals submitted for inclusion in our proxy statement, Rule 14a-8, each of which applicable provision or rule you must comply with to have proposals or nominations be presented at an annual meeting of stockholders.
Availability of Bylaws
A copy of our bylaws is included as Exhibit 3.3 to our 2024 Annual Report and available via the SEC’s website at www.sec.gov. You may also contact our Corporate Secretary at the address set forth above for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

How can I submit a question at the Annual Meeting?
If you want to submit a question during the Annual Meeting, log into www.virtualshareholdermeeting.com/SEMR2025, type your question in the “Ask a Question” field, and click “Submit.” Questions pertinent to meeting matters will be read and answered during the meeting, subject to time constraints. The questions and answers will be available as soon as practical after the Annual Meeting at investors.semrush.com and will remain available for one week after posting.

Semrush 2025 Proxy Statement	7

General Information	Table of Contents

What if I have technical difficulties or trouble accessing the Annual Meeting?
The platform on which the Annual Meeting will be virtually hosted is supported across various browsers and devices, provided such browsers and devices have the most updated version of applicable software and plug-ins. Participants should give themselves plenty of time to log in and ensure they have a strong Internet connection, and that they can hear streaming audio prior to the start of the meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting log in page. Technical support will be available starting at 9:45 a.m. ET on June 5, 2025 and will remain available until the Annual Meeting ends.

Special Note Regarding Forward-Looking Statements
This Proxy Statement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Proxy Statement, other than statements of historical fact, are forward-looking statements. Statements around plans, objectives, expectations, and intentions, and the words “believe,” “may,” “will,” “estimate,” “guidance,” “continue,” “anticipate,” “intend,” “expect,” “predict,” “probable,” “potential,” “can,” “could,” “should,” “contemplate,” “would,” “project,” “seek,” “target,” “might,” “explore,” “plan,” “strategy,” and similar expressions or variations that are not statements of historical fact are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words.
Forward-looking statements set forth in this Proxy Statement include, but are not limited to, statements regarding our expectations related to industry trends and regarding our revenue, expenses, other results of operations, and financial position; our anticipated strategies for growth and creating and sustaining stockholder value; our anticipated strategies for attracting and retaining qualified executive officers and our anticipated philosophy and strategies for compensation; and our business strategy, objectives, and plans, including those regarding corporate governance and future operations.
You should not rely on forward-looking statements as predictions of future events. We have based the forward-looking statements contained in this Proxy Statement primarily on information currently available to us and our current expectations and assumptions about future events and trends that we believe may affect our business and financial condition, but these statements involve known and unknown risks, uncertainties and other important factors that may be beyond our control and which may cause our actual results and performance to be materially differ from the forward-looking statements. Some of these risks include, without limitation, our ability to attract new customers or get existing paying customers to renew or upgrade their subscriptions; our ability to maintain and improve, in a cost effective manner that also mitigates risks, our methods and technologies, and anticipate new methods or technologies, including data collection and analysis, and artificial intelligence technologies; changes to our industry or the nature of services our customers demand due to rapid advancements in AI-driven search technologies; failure to adapt to disruptions or changes to our third-party data sources and other third party services; our ability to compete; changes to our executive leadership team; security breaches, and other security incidents; and those other risks described in Part I, Item 1A, “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024, and our subsequent filings with the SEC.
Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this Proxy Statement. The forward-looking statements made in this Proxy Statement relate only to events as of the date of this Proxy Statement. We undertake no obligation to update any forward-looking statements made in this Proxy Statement to reflect events or circumstances after the date of this Proxy Statement or to reflect new information or the occurrence of unanticipated events, except as required by law.

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Board of Directors

Directors
The following table sets forth information regarding our directors, including their ages as of April 4, 2025:

Name	Class	Age	Position(s)	Current Term Expires	Expiration of Term For Which Nominated

Employee Director:
William Wagner	II	58	Chief Executive Officer and Director	2026	N/A
Oleg Shchegolev	III	44	Co-Founder, Chief Technology Officer, and Director	2027	N/A
Non-Employee Directors:
Steven Aldrich(1)(2)	II	55	Director	2026	N/A
Anna Baird(1)	I	56	Director	2025	2028
Dmitry Melnikov	I	45	Director	2025	2028
Dylan Pearce(2)(3)	II	43	Director	2026	N/A
Trynka Shineman Blake(2)(3)	II	51	Director	2026	N/A
Mark Vranesh(1)(3)(4)	III	57	Director	2027	N/A
(1)Member of the audit committee.
(2)Member of the talent and compensation committee.
(3)Member of the nominating and corporate governance committee.
(4)Chairperson of the Board.

Age	Tenure	Independence

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Information Concerning Director Nominees
The biographies of each of the nominees and continuing directors below contain information regarding each such person’s service as a director, business experience, director positions held currently or at any time during the last five years and key experiences, qualifications, attributes, or skills that caused our Board to determine that the person should serve as a director of the Company. In addition to the information presented below regarding each nominee’s and continuing director’s specific experience, qualifications, attributes, and skills that led our Board to conclude that he or she should serve as a director, we believe that each of our directors has a reputation for integrity, honesty, and high ethical standards. Each of our directors has demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to our Company and our Board. Finally, we value our directors’ experience in relevant areas of business management and on other boards of directors and board committees.

Anna Baird
AGE: 56        DIRECTOR SINCE: 2023
Ms. Baird has served as a member of our Board since March 2023. Ms. Baird currently serves as a Board member of SeatGeek, Inc., a position she has held since August 2021, and since November 2022 has also served part time in Venture Partner and Operating Partner roles at Madrona Ventures, a venture capital firm focused on early stage investments. Previously, Ms. Baird was the Chief Revenue Officer of Outreach Corporation, a sales automation SaaS company, from 2020 to 2022, and Chief Operating Officer from 2018 to 2020. Prior to Outreach, Ms. Baird held executive level positions with technology companies, including serving as Chief Financial Officer (“CFO”) of Livongo Health, President and CFO of Radium One, and SVP of Governance, Risk & Compliance at McAfee. Ms. Baird also served as a Partner at KPMG where she focused on technology companies.

We believe that Ms. Baird is qualified to serve on our Board because of her prior roles as a director, executive officer, chief financial officer, and as an accounting partner dedicated primarily to technology related companies including Google and Intuit.

Dmitry Melnikov
AGE: 45        DIRECTOR SINCE: 2012
Mr. Melnikov has served as a member of our Board since October 2012, and also served as our Chief Operating Officer from October 2012 to June 2022. Mr. Melnikov received his Master of Science in Radio Engineering from St. Petersburg Electrotechnical University.

We believe that Mr. Melnikov is qualified to serve as a member of our Board due to his perspective as our former Chief Operating Officer, as well as his experience in online visibility management, search engine optimization, and the SaaS industry.

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Information Concerning Continuing Directors

Steven Aldrich
AGE: 55        DIRECTOR SINCE: 2023
Mr. Aldrich has served as a member of our Board since March 2023. Mr. Aldrich currently serves as a member of the Board of Directors of Xero Limited (ASX: XRO), a position he has held since September 2020, as a member of the Board of Directors of PerformYard since January 2024, and as the Chairperson of the Board of Directors of Oakland Roots Sports Club since August 2018. Mr. Aldrich served on the Board of Directors of Avantax, Inc. (Nasdaq: AVTA) from June 2017 to May 2023 and Ruby Receptionists from May 2019 through November 2022. In addition, Mr. Aldrich has served as a Board Partner at First Round Capital since June 2023. Mr. Aldrich previously served as the Chief Product Officer at GoDaddy, Inc. from January 2016 through February 2019, and he previously served as their Senior Vice President, Business Applications beginning in 2012. Before joining GoDaddy, Mr. Aldrich served in various senior management roles at Intuit, Inc. from 1996 through 2008 including Vice President of Strategy and Innovation for the small business division. Mr. Aldrich also served as CEO of Outright Inc., an online bookkeeping service, from 2011 to 2012 when it was acquired by GoDaddy, and as CEO of Posit Science Corporation, a software and services company, from 2008 to 2011. Mr. Aldrich holds a Bachelor of Arts in Physics from the University of North Carolina and an MBA from Stanford University.

We believe Mr. Aldrich is qualified to serve on our Board because of his extensive product management experience, his executive management experience at technology companies focused on serving small businesses, and his prior roles as director.

Dylan Pearce
AGE: 43        DIRECTOR SINCE: 2018
Mr. Pearce has served as a member of our Board since March 2018. Mr. Pearce currently serves as a Partner at Greycroft Partners, which he joined in 2014. In connection with his role at Greycroft Partners, Mr. Pearce has served on the Board of Directors of other private companies over the course of his career. Mr. Pearce received an MBA from Wharton School, University of Pennsylvania, and a Bachelor of Science from the University of Southern California.

We believe Mr. Pearce is qualified to serve on our Board because of his expertise in the area of software and internet companies.

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Oleg Shchegolev
AGE: 44        DIRECTOR SINCE: 2012
Mr. Shchegolev has served as a member of our Board since October 2012. Mr. Shchegolev currently serves as our Chief Technology Officer, a role he assumed after voluntarily resigning as our Chief Executive Officer effective March 10, 2025. Mr. Shchegolev had served as our Chief Executive Officer since October 2012. Mr. Shchegolev received his Master of Science in Computer Science from St. Petersburg State Polytechnic University.

We believe that Mr. Shchegolev is qualified to serve as a member of our Board due to his perspective as our Chief Technology Officer, as our former Chief Executive Officer for over twelve years, as well as his experience in online visibility management, search engine optimization, and the SaaS industry.

Trynka Shineman Blake
AGE: 51        DIRECTOR SINCE: 2020
Ms. Blake has served as a member of our Board since November 2020. Ms. Blake currently serves as a member of the Board of Directors of TripAdvisor, Inc. (NASDAQ: TRIP), a position she has held since 2019. In addition, Ms. Blake served on the Board of Directors of Ally Financial (NYSE: ALLY) from 2018 to 2022, and has served on the Board of Directors of other private and non-for-profit companies, over the course of her career, including her current roles on the Board of Directors of Captura (formerly ImageQuix) since 2022, and Steer since 2024. Previously, Ms. Blake was the CEO of Vistaprint, a global e-commerce company, from 2017 to 2019, and served as the President from 2014 to 2017 and in other leadership roles since 2004, including leadership roles within the marketing division. Ms. Blake received her Bachelor of Arts in Psychology from Cornell University, and her MBA from Columbia Business School.

We believe Ms. Blake is qualified to serve on our Board because of her experience as both a CEO, a marketing professional, and a public company board member.

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Mark Vranesh
AGE: 57        DIRECTOR SINCE: 2019
Mr. Vranesh has served as the Chairperson of our Board since August 2023 and as a member of our Board since December 2019. Prior to joining our Board, Mr. Vranesh was an advisor to the Company from November 2017 to December 2019. Mr. Vranesh served as the Interim Chief Financial Officer at Halborn Inc. from December 2023 to September 2024, and as the Chief Financial Officer of TuneIn, Inc. from December 2020 to January 2022 and as Interim Chief Financial Officer from January 2020 to July 2020. Mr. Vranesh was also the Chief Financial Officer of Data.ai Inc. (formerly known as App Annie) from August 2015 to April 2017, and Chief Financial Officer of Zynga, Inc. (NASDAQ: ZNGA) from May 2008 to August 2010, Chief Accounting Officer from August 2010 to April 2014, and as Chief Financial Officer from November 2012 to April 2014. Mr. Vranesh currently serves on the Board of Directors of Genuine Inc., and previously served as a member of the Board of Directors of Brightroll, Inc. from 2014 to 2015. Mr. Vranesh also spent over eight years with Ernst & Young LLP in their assurance services practice and received his Bachelor of Science in Business Administration from California Polytechnic State University at San Luis Obispo.

We believe that Mr. Vranesh is qualified to serve on our Board because of his prior roles as director, chief financial officer, and his financial expertise.

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William (Bill) R. Wagner
AGE: 58        DIRECTOR SINCE: 2022
Mr. Wagner has served as our Chief Executive Officer (“CEO”) since March 10, 2025 and as a member of our Board since September 2022. Mr. Wagner currently serves on the Board of Avery Dennison Corp (NYSE: AVY), a position he has held since October 2022. In addition, Mr. Wagner serves on the Board of ChurnZero, a customer success software provider, a position he has held since December 2017. In connection with his appointment as our CEO, Mr. Wagner voluntarily resigned from the Board of Akamai Technologies, Inc. (NASDAQ: AKAM), a position he had held from October 2022 until February 2025, and Mr. Wagner provided notice that he will resign from the Board of Blackline (NASDAQ: BL), a position he has held since October 2023, effective as of the expected date of Blackline’s 2025 annual stockholder meeting in May 2025. Mr. Wagner served as the president and CEO of GoTo Group, formerly known as LogMeIn, Inc., a global SaaS company and pioneer in remote work technology, from December 2015 through January 2022. Prior to becoming CEO, Mr. Wagner was LogMeIn’s Chief Operating Officer since 2013. Prior to that Mr. Wagner was executive Vice President and Chief Operating Officer from October 2010 to November 2012, and Chief Marketing Officer from July 2006 to October 2010, at Vocus, Inc. As part of his three decades in the technology industry, he previously also served in positions at Fiberlink Communications Corporation and AT&T Corporation. Mr. Wagner has an MBA from the Wharton School of the University of Pennsylvania, as well as a BA from Lafayette College.

We believe Mr. Wagner is qualified to serve on our Board due to his perspective as our Chief Executive Officer and because of his extensive executive-level experience at, and his extensive experience serving as a member of various Boards of, SaaS and global technology companies.

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Corporate Governance
Our business and affairs are managed under the direction of our Board, which is elected by our stockholders. Our Board currently consists of eight directors, all of whom, other than Messrs. Wagner, Shchegolev, and Melnikov, qualify as “independent” under the listing standards of the New York Stock Exchange (the “NYSE”).

Corporate Governance Guidelines
Our Board has adopted a set of corporate governance guidelines, which can be found on our investor relations website at investors.semrush.com under “Governance—Governance Documents.” Our corporate governance guidelines address such matters as:
•Director independence - independent directors must constitute at least a majority of our Board;
•Board effectiveness - our Board and each of its committees must conduct an annual self-evaluation;
•Access to independent advisors - our Board as a whole, and each of its committees separately, has authority to retain independent experts, advisors or professionals as each deems necessary or appropriate;
•Board committees - all members of the audit, talent and compensation, and nominating and corporate governance committees are independent in accordance with applicable NYSE criteria; and
•Lead Independent Director - our Board may appoint a lead independent director responsible for, among other things, serving as a liaison between the Chairperson of our Board (the “Chair” or “Chair of the Board”) and the independent board members, collaborating with the Chair and CEO on meeting agendas, calling meetings of the Board, and providing feedback on director performance.
Our nominating and corporate governance committee is responsible for reviewing our corporate governance guidelines from time to time, and reporting and making recommendations to our Board concerning corporate governance matters.

Code of Conduct
Our Board has adopted a Code of Business Conduct and Ethics (the “Code of Conduct”) that applies to all of our employees, officers, and directors, including our CEO, Chief Financial Officer, and other executive and senior financial officers. Our Code of Conduct addresses items such as compliance with laws, rules and

Our Corporate Governance Guidelines and Code of Business Conduct and Ethics can be found at investors. semrush.com under “Governance — Governance Documents” and “Governance —Code of Business Conduct and Ethics”, respectively.

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regulations, conflicts of interest, confidentiality, protection and proper use of company assets, use of technology, including artificial intelligence, in an ethical and responsible manner, acting fairly and with respect and integrity, reporting, accountability and enforcement, bribery, kickbacks and other improper payments, political contributions, compliance with trade controls, and insider trading. The full text of our Code of Conduct is available on our investor relations website at investors.semrush.com under “Governance—Code of Business Conduct and Ethics.” Our Code of Conduct was recently amended and restated and approved by the Board in February 2025.
We intend to disclose any future amendments to our Code of Conduct, or waivers of its requirements, on our website or in filings under the Exchange Act of 1934, as amended (the “Exchange Act”). During the fiscal year ended December 31, 2024 (“fiscal 2024” or “FY 2024”), no waivers were granted from any provision of the Code of Conduct.

Independence of Our Board
Our Class A common stock is listed on the NYSE. Under the listing standards of the NYSE, independent directors must comprise a majority of a listed company’s board of directors. In addition, the listing standards of the NYSE require that, subject to specified exceptions, each member of a listed company’s audit, talent and compensation, and nominating and corporate governance committees be independent. Under the listing standards of the NYSE, a director will only qualify as an “independent director” if, in the opinion of that listed company’s board of directors, that director does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
Audit committee members must also satisfy the additional independence criteria set forth in Rule 10A-3 under the Exchange Act and the NYSE listing standards. Talent and compensation committee members must also satisfy the additional independence criteria set forth in Rule 10C-1 under the Exchange Act and the NYSE listing standards.
Our Board has undertaken a review of the independence of each director. Based on information provided by each director concerning his or her background, employment and affiliations, our Board has determined that Mr. Aldrich, Ms. Baird, Mr. Pearce, Ms. Shineman Blake, and Mr. Vranesh do not have any relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, and that each of these directors is “independent” as that term is defined under the applicable rules and regulations of the SEC and the NYSE listing standards. In making these determinations, our Board considered the current and prior relationships that each non-employee director has with our Company and all other facts and circumstances our Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director and any of their affiliated funds, and any transactions involving them described in the section titled “Certain Relationships and Related Person Transactions.”

Board Leadership Structure
Our corporate governance guidelines provide that the roles of Chair of the Board and CEO may be separated or combined. Our Board has considered its leadership structure and determined that, at this time, the roles of Chair of the Board and CEO should be separate. Mr. Wagner currently serves as our CEO. Prior to March 10, 2025, Mr. Shchegolev served in the CEO role. Mr. Vranesh serves as the Chair of our Board. Separating the Chair and the CEO positions allows our Chief Executive Officer, Mr. Wagner, to focus on running the business, while allowing the Chair of our Board, Mr. Vranesh, to lead the Board in its fundamental role of providing advice to, and oversight of, management, as well as focusing the Board on matters related to executing on corporate strategy, capital allocation, and driving and sustaining long-term stockholder value. Mr. Vranesh has been an integral part of the Board since December 2019, and previously served as an advisor to the Company from November 2017 until he joined the Board. During this time, Mr. Vranesh provided important advice and guidance facilitating our growth and performance. Our Board believes that Mr. Vranesh is best situated to focus the Board’s attention and efforts on critical matters. Mr. Wagner has served as our CEO since March 10, 2025 and as a director since September 2022. Prior to March 10, 2025, Mr. Shchegolev served as our CEO, a role he had held since October 2012 until voluntarily resigning and transitioning into a new role as Chief Technology

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Table of Contents	Corporate Governance
Officer. In addition to serving as CEO during such time, Mr. Shchegolev has also served as a director since October 2012, and previously served as Chair of the Board.
Our corporate governance guidelines also permit appointment of a Lead Independent Director, which we would expect to appoint if our Chair of the Board was not independent. Our Board believes that the Board’s leadership structure is appropriate because it strikes an effective balance between independent oversight and management participation in the Board process. In addition, the Board believes that its current leadership structure facilitates its risk oversight responsibilities, as described below in “Our Board’s Role in Risk Oversight.”
Our non-management directors meet at regularly scheduled executive sessions without management participation, and our Chair presides at such sessions. If our Chair is unable to preside at such sessions, the Board designates an alternative.

Our Board's Role in Risk Oversight
Risk is inherent in every business and we face a number of risks, including, among others, strategic, financial, business and operational, macroeconomic, cybersecurity, legal and regulatory compliance, and reputational risks. We have designed and implemented processes to manage risk in our operations, including our enterprise risk management program.
Our management team is responsible for the day-to-day management of risks the Company faces, while our Board, as a whole and assisted by its committees, has responsibility for the oversight of risk management, including our enterprise risk management program. In its risk oversight role, our Board has the responsibility to satisfy itself that the enterprise risk management processes our management team has designed and implemented are appropriate, functioning as designed, and periodically evaluated and updated as needed to address evolving risks. To that end, our Board believes that open communication between our management team and our Board is essential for effective risk management and oversight. Our CEO and other members of the senior management team attend quarterly meetings of our Board, as well as such other meetings as the Board deems appropriate, where, among other topics, they discuss strategy and risks facing the Company. In this respect, our full Board reviews strategic and operational risk in the context of reports from our management team, receives reports on all significant committee activities at each regular meeting, and evaluates the risks inherent in significant transactions and events.
While our Board is ultimately responsible for risk oversight, our Board committees help fulfill those oversight responsibilities in certain areas of risk, as described below. At each meeting of our Board, the Chairperson of each Board committee presents on any material risk oversight matters that arose at the prior meeting(s) of such committee.
Our audit committee assists our Board in fulfilling its oversight responsibilities with respect to risk management in the areas of internal control over financial reporting and disclosure controls and procedures, liquidity risks, legal and regulatory compliance, accounting risks, privacy, security, and cybersecurity. Our audit committee discusses with our management team and follows Ernst & Young LLP guidelines and policies with respect to risk assessment and risk management, and reviews our major financial risk exposures and the steps our management team has taken to monitor and control these exposures. For more information, see the description under “— Committees of Our Board – Audit Committee” below.
Our talent and compensation committee assesses risks created by the incentives inherent in our compensation policies. Specifically, the talent and compensation committee, along with our management team, at least annually considers potential risks when reviewing and approving various compensation plans, including executive compensation. For more information, see the description under “— Committees of Our Board – Talent and Compensation Committee” below.
Our nominating and corporate governance committee assists our Board in fulfilling its oversight responsibilities with respect to the management of risk associated with our Board’s organization, membership and structure, and corporate governance. For more information, see the description under “— Committees of Our Board – Nominating and Corporate Governance Committee” below.

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Corporate Governance	Table of Contents

Board and Committee Evaluations
Our nominating and corporate governance committee establishes the process for, and oversees, an annual evaluation of the Board, its committees, and management of the Board and its committees. Historically, the Board and each committee have conducted respective self-evaluations by means of written questionnaires completed by each director and committee member, as applicable, but in the future the nominating and corporate governance committee could also decide to engage an independent third party to help perform such evaluations. The anonymous questionnaire responses are aggregated and summarized and provided to the Board and each committee, respectively, at their next meetings in order to facilitate an examination and discussion by the Board and each committee regarding the efficacy, composition and synergies of the Board and committees, and areas for further development or improvement. The last annual evaluation of the Board and its committees was performed in the third quarter of fiscal 2024.

Meetings of Our Board and Annual Meeting Attendance
Our Board may establish the authorized number of directors from time to time by resolution. Our Board currently consists of eight members.
Our Board held nine meetings during fiscal 2024 (including regularly scheduled and special meetings). Each director attended at least 75% of the aggregate of (i) the total number of meetings of our Board held during the period for which he or she had been a director and (ii) the total number of meetings held by all committees of our Board on which he or she served during the periods that he or she served during fiscal 2024. Under our corporate governance guidelines, directors are expected to spend the time needed, and meet as frequently as our Board deems necessary or appropriate, to discharge their responsibilities. Directors are also expected to make efforts to attend our annual meeting of stockholders, all meetings of our Board, and all meetings of the committees on which they serve. All of our directors serving on the Board at the time attended our 2024 annual meeting of stockholders.

Committees of Our Board
Our Board has established three standing committees: audit, talent and compensation, and nominating and corporate governance. The composition and responsibilities of each committee are described below. Members serve on these committees until they resign or until otherwise determined by our Board. Our Board assesses the composition of the committees at least annually to consider whether committee assignments should be rotated. Each committee operates pursuant to a written charter adopted by our Board that is available on our website at investors.semrush.com/governance/governance-documents.

Name	Independent	Audit Committee	Talent and Compensation Committee	Nominating and Corporate Governance Committee

Steven Aldrich	✓	◼	C
Anna Baird	✓	C
Dmitry Melnikov ‡
Dylan Pearce	✓		◼	◼
Oleg Shchegolev ‡★
Trynka Shineman Blake	✓		◼	C
Mark Vranesh ✦	✓	◼		◼
William Wagner★

‡	Co-Founder	★	Employee Director	C	Committee Chair	◼	Committee Member	✦	Chairperson of the Board

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Audit Committee
CHAIRPERSON:
ANNA BAIRD
OTHER CURRENT COMMITTEE MEMBERS:
STEVEN ALDRICH
MARK VRANESH
OTHER FORMER COMMITTEE MEMBERS DURING FY 2024:
TRYNKA SHINEMAN BLAKE
NUMBER OF MEETINGS HELD IN FY 2024:
6

During fiscal 2024, our audit committee consisted of Anna Baird, Trynka Shineman Blake, and Mark Vranesh, with Ms. Baird serving as Chairperson. Steven Aldrich joined the audit committee in March 2025, and Ms. Shineman Blake resigned from the audit committee in March 2025. The composition of our audit committee (currently and during fiscal 2024) meets the requirements for independence under the NYSE listing standards and SEC rules and regulations. Each member of our audit committee meets the requirements for independence under the listing standards of the NYSE and SEC rules and regulations. Each member of our audit committee also meets the financial literacy and sophistication requirements of the listing standards of the NYSE. In addition, our Board has determined that each of Ms. Baird and Mr. Vranesh are audit committee financial experts within the meaning of Item 407(d) of Regulation S-K under the Securities Act of 1933, as amended (the “Securities Act”). Our audit committee’s responsibilities include, among other things:
1.selecting a qualified firm to serve as the independent registered public accounting firm to audit our financial statements;
2.helping to ensure the independence and performance of the independent registered public accounting firm;
3.discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent registered public accounting firm, our interim and year-end results of operations;
4.developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;
5.reviewing our policies on risk assessment and our enterprise risk management framework, and providing oversight with respect to risk management in the areas of internal control over financial reporting and disclosure controls and procedures, liquidity risks, legal and regulatory compliance, accounting risk, and cybersecurity;
6.reviewing and approving related party transactions;
7.obtaining and reviewing a report by the independent registered public accounting firm at least annually, that describes our internal control procedures, any material issues with such procedures, and any steps taken to deal with such issues; and
8.approving (or, as permitted, pre-approving) all audit and all permissible non-audit services, other than de minimis non-audit services, to be performed by the independent registered public accounting firm.

Our audit committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the listing standards of the NYSE. A copy of the charter of our audit committee is available on our website at investors.semrush.com.
Our audit committee held six meetings during the fiscal year ended December 31, 2024.

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Talent and Compensation Committee
CURRENT CHAIRPERSON:
STEVEN ALDRICH
FORMER CHAIRPERSON DURING FY 2024:
WILLIAM WAGNER
OTHER CURRENT COMMITTEE MEMBERS:
DYLAN PEARCE
TRYNKA SHINEMAN BLAKE
OTHER FORMER COMMITTEE MEMBERS DURING FY 2024:
ROMAN SIMONOV
NUMBER OF MEETINGS HELD IN FY 2024:
6

During fiscal 2024, our talent and compensation committee consisted of Steven Aldrich, Dylan Pearce, William Wagner, and Roman Simonov, with Mr. Wagner serving as Chairperson. In connection with Mr. Wagner’s appointment as CEO, (i) Mr. Wagner voluntarily resigned from his role as, and Mr. Aldrich was appointed as, the Chair of the talent and compensation committee and (ii) Trynka Shineman Blake was appointed as a member of the talent and compensation committee, each appointment effective February 22, 2025. Mr. Simonov resigned from his position as a director and member of the talent and compensation committee in February 2024. The composition of our talent and compensation committee meets the requirements for independence under the NYSE listing standards and SEC rules and regulations. During the period in which they served, each member of our talent and compensation committee meets the requirements for independence under the listing standards of the NYSE and SEC rules and regulations. Each member of our talent and compensation committee is also a non-employee director, as defined pursuant to Rule 16b-3 promulgated under the Exchange Act. Our talent and compensation committee’s responsibilities include, among other things:
1.reviewing, approving and determining, or making recommendations to our Board regarding, the compensation of our executive officers and directors;
2.administering our equity incentive plans;
3.reviewing and approving, or making recommendations to our Board regarding, grants and awards under incentive compensation and equity plans;
4.reviewing and overseeing strategy and practices relating to attracting highly talented employees, and compensation and benefits of our employees;
6.reviewing non-employee director and executive officer compliance with our share ownership retention guidelines;
7.retaining and approving the compensation of any compensation advisors; and
8.evaluating the independence of any such compensation advisors.

Our talent and compensation committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the listing standards of the NYSE. Pursuant to its charter, the talent and compensation committee may establish and delegate authority to one or more subcommittees consisting of one or more of its members to carry out its responsibilities. A copy of the charter of our talent and compensation committee is available on our website at investors.semrush.com.
Our talent and compensation committee held six meetings during the fiscal year ended December 31, 2024.

Talent and Compensation Committee Interlocks and Insider Participation
During fiscal 2024, Messrs. Aldrich, Pearce, Wagner, and Simonov were the only members of our talent and compensation committee. No member of our talent and compensation committee is or has been an officer or employee of our company, except for Mr. Wagner who became our CEO and resigned from the talent and compensation

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committee effective March 10, 2025. None of our executive officers currently serve, or in the past year have served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board or talent and compensation committee. See the section titled “Certain Relationships and Related Person Transactions” for information about related person transactions involving members of our talent and compensation committee or their affiliates.

Nominating and Corporate Governance Committee
CHAIRPERSON:
TRYNKA SHINEMAN BLAKE
OTHER CURRENT COMMITTEE MEMBERS:
DYLAN PEARCE
MARK VRANESH
OTHER FORMER COMMITTEE MEMBERS DURING FY 2024:
WILLIAM WAGNER
NUMBER OF MEETINGS HELD IN FY 2024:
4

During fiscal 2024, our nominating and corporate governance committee consisted of Trynka Shineman Blake, Mark Vranesh, and William Wagner, with Ms. Shineman Blake serving as Chairperson. In connection with Mr. Wagner’s appointment as CEO, Mr. Wagner voluntarily resigned from his role as, and Dylan Pearce was appointed as, a member of the nominating and corporate governance committee effective February 22, 2025. The composition of our nominating and corporate governance committee meets the requirements for independence under the NYSE listing standards and SEC rules and regulations. During the period in which they served, each member of our nominating and corporate governance committee meets the requirements for independence under the listing standards of the NYSE and SEC rules and regulations during the period in which they served on the committee. Our nominating and corporate governance committee’s responsibilities include, among other things:
1.identifying, evaluating and selecting, or making recommendations to our Board regarding, nominees for election to our Board and its committees;
2.evaluating the performance of our Board, our committees, and of individual directors;
3.considering and making recommendations to our Board regarding the composition of our Board and its committees;
4.evaluating the adequacy of our corporate governance practices and reporting; and
5.developing and making recommendations to our Board regarding corporate governance guidelines and matters.

Our nominating and corporate governance committee operates under a written charter that satisfies the applicable listing standards of the NYSE. A copy of the charter of our nominating and corporate governance committee is available on our website at investors.semrush.com.
Our nominating and corporate governance committee held four meetings during the fiscal year ended December 31, 2024.

Identifying and Evaluating Director Nominees
The Board has delegated to the nominating and corporate governance committee the responsibility of identifying suitable candidates for nomination to the Board (including candidates to fill any vacancies that may occur) and assessing their qualifications in light of the policies and principles in our corporate governance guidelines and the committee’s charter. The nominating and corporate governance committee may gather information about the candidates through interviews, detailed questionnaires, comprehensive background checks, or any other means that the nominating and corporate governance committee deems to be appropriate in the evaluation process. The nominating and corporate governance committee then meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of the Board.

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Corporate Governance	Table of Contents
Based on the results of the evaluation process, the nominating and corporate governance committee recommends candidates for the Board's approval as director nominees for election to the Board.
MINIMUM QUALIFICATIONS
Our nominating and corporate governance committee uses a variety of methods for identifying and evaluating director nominees and will consider all facts and circumstances that it deems appropriate or advisable. In its identification and evaluation of director candidates, our nominating and corporate governance committee will consider the current size and composition of our Board and the needs of our Board and the respective committees of our Board. Some of the factors that our nominating and corporate governance committee considers include, without limitation, character, integrity, judgment, independence, skills, education, expertise, business acumen, business experience, length of service, diversity of background and experience, understanding of our business and industry, potential conflicts of interest, and their other commitments. Our Board does not have a definitive policy that limits the number of terms a director may serve on our Board or that sets a retirement age for directors; instead our nominating and corporate governance committee holistically considers all factors it considers relevant.
Nominees must also have proven achievement and competence in their field, the ability to offer advice and guidance to our management team, the ability to make significant contributions to our success and an understanding of the fiduciary responsibilities that are required of a director. Director candidates must have sufficient time available, in the judgment of our nominating and corporate governance committee, to perform all Board and committee responsibilities. Members of our Board are expected to prepare for, attend, and participate in all Board and applicable committee meetings. Other than the foregoing, there are no stated minimum criteria for director nominees, although our nominating and corporate governance committee may also consider such other factors as it may deem, from time to time, are in our and our stockholders’ best interests.
Although our Board does not maintain a specific policy with respect to board diversity, our Board believes that our Board should be a diverse body, and our nominating and corporate governance committee considers a broad range of backgrounds and experiences. In making determinations regarding nominations of directors, our nominating and corporate governance committee may take into account the benefits of diverse viewpoints. Our nominating and corporate governance committee also considers these and other factors as it oversees the annual Board and committee evaluations. After completing its review and evaluation of director candidates, our nominating and corporate governance committee recommends to our full Board the director nominees for selection. During 2024, the nominating and corporate governance committee did not recommend any new candidates for appointment to the Board.
STOCKHOLDER RECOMMENDATIONS
The nominating and corporate governance committee will consider director nominee candidates who are recommended by our stockholders. Stockholders, in submitting recommendations to the nominating and corporate governance committee for director nominee candidates, must follow the following procedures:
•The nominating and corporate governance committee must receive any such recommendation for nomination not earlier than the close of business on the 120th day prior to the date on which our proxy statement was released to stockholders in connection with the previous year’s annual meeting.
All recommendations for director candidates must be submitted in writing to our Corporate Secretary at 800 Boylston Street, Suite 2475, Boston, MA 02199, and must include the following:
•name and address of the stockholder making the recommendation;
•a representation that the stockholder is a record holder of our securities, or if the stockholder is not a record holder, evidence of ownership;
•name, age, business and residential address, educational background, current principal occupation or employment, and principal occupation or employment for the precedent five full years of the individual recommended for consideration as a director nominee;

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Table of Contents	Corporate Governance
•a description of the qualifications and background of the proposed director nominee that addresses the criteria for board membership approved by the Board from time to time and sets forth in the policies and procedures for director candidates adopted by our nominating and corporate governance committee;
•a description of all arrangements or understandings between the stockholder and the proposed director nominee;
•the consent of the proposed director nominee (i) to be named in the proxy statement for the annual meeting and (ii) to serve as a director if elected at such annual meeting; and
•any other information regarding the proposed director nominee that is required to be included in the proxy statement.
BOARD SKILLS AND EXPERIENCE MATRIX
The matrix below summarizes some of the skills and experience of our Board, which skills and experience our nominating and corporate governance committee seeks and values when considering director nominee candidates. The following matrix is not exhaustive of all experiences or skills possessed by our current directors.

	Steven Aldrich	Anna Baird	Dmitry Melnikov	Dylan Pearce	Oleg Shchegolev	Trynka Shineman Blake	Mark Vranesh	William Wagner

Tenure with Semrush Board
	2.2 years	2.2 years	12.5 years	7 years	12.5 years	4.3 years	5.3 years	2.6 years
Executive/Senior Leadership Experience
CEO	◼				◼	◼		◼
COO		◼	◼					◼
CFO		◼					◼
CMO/CRO		◼			◼	◼		◼
CTO					◼
Founder	◼		◼		◼
Other Public Company Board Experience
	◼					◼		◼
Customer/Business Domain Experience
SaaS	◼	◼	◼	◼	◼		◼	◼
SMB	◼			◼	◼	◼		◼
Enterprise		◼		◼	◼		◼	◼
Functional Expertise
Digital Marketing Expertise/ Marketing Expertise			◼		◼	◼		◼
HR Expertise	◼				◼	◼		◼
Operational/Strategic Planning Expertise	◼	◼	◼	◼	◼	◼	◼	◼

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Corporate Governance	Table of Contents

Stockholder Communications
All stockholders and other interested parties are welcome to communicate with our Board as a whole or with individual directors through an established process for stockholder communication. For a communication directed to our Board as a whole, please contact our Chief Legal Officer in writing at the address listed below or by email to compliance@semrush.com (specifying “ATTN Chief Legal Officer” in the subject line). For a communication directed to an individual director in his or her capacity as a member of our Board, please contact the director in writing at the address listed below or by email to compliance@semrush.com (specifying “ATTN [name of director]” in the subject line).
Semrush Holdings, Inc.
800 Boylston Street, Suite 2475
Boston, MA 02199
Attn: [Chief Legal Officer or Name of Individual Director]
Our Chief Legal Officer, in consultation with appropriate members of our Board as necessary, will review all incoming communications and, if appropriate, will forward such communications to the appropriate director(s) or to the Chair of our Board. The Chief Legal Officer will generally not forward communications if they are deemed inappropriate; if they are solicitations, advertisements, surveys, “junk” mail, or mass mailings; or if they consist of individual grievances or other interests that are personal to the writer and could not reasonably be construed to be of concern to stockholders or other constituencies of the company.

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Table of Contents	Corporate Governance

Non-Employee Director Compensation
NON-EMPLOYEE DIRECTOR COMPENSATION POLICY
We have adopted a non-employee director compensation policy, which is designed to enable us to attract and retain, on a long-term basis, highly qualified non-employee directors. Our Board, through the talent and compensation committee, periodically assesses the compensation of our non-employee directors, taking into consideration information and peer group benchmarks provided by its independent compensation consultant. In April 2024, the talent and compensation committee amended and restated the non-employee director compensation policy to adjust certain cash retainers. Under the policy, each director who is not an employee is paid cash compensation as set forth below:

Position	Annual Cash Retainer (1) ($)

Board of Directors:
Members	35,000
Independent Chairperson(2)	27,500
Lead Independent Director(2)	15,000
Audit Committee:(2)
Members (other than Chair)	10,000
Retainer for Chair	20,000
Talent and Compensation Committee:(2)
Members (other than Chair)	6,250
Retainer for Chair	15,000
Nominating and Corporate Governance Committee:(2)
Members (other than Chair)	4,000
Retainer for Chair	8,000
(1)For positions where annual cash retainers were increased in April 2024, payments of the increased retainers were pro-rated for the remainder of FY 2024.
(2)Chair and committee member retainers are in addition to retainers received for being a member of the Board. No additional compensation is paid for attending individual committee meetings of the Board.
In addition, the non-employee director compensation policy provides that, upon initial election to our Board, each non-employee director will be granted an initial, one-time equity award of stock options or restricted stock units, or a combination thereof, with a value of $250,000 (the “Initial Grant”). The Initial Grant will vest one-third on the earlier of (i) the first anniversary of the grant date or (ii) our next annual meeting of stockholders, and the remaining two-thirds will vest in equal monthly installments over the following two years, subject to continued service through the applicable vesting date. Furthermore, on the date of each of our annual meeting of stockholders, each non-employee director who continues as a non-employee director following such meeting will be granted an annual equity award of stock options or restricted stock units, or a combination thereof, with a value of $182,500 (the “Annual Grant”). The Annual Grant will vest in full on the earlier of (i) the first anniversary of the grant date or (ii) our next annual meeting of stockholders, subject to continued service through the applicable vesting date. Such Initial Grants and Annual Grants are subject to full accelerated vesting upon (a) the termination of such non-employee director’s service relationship with the Company

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Corporate Governance	Table of Contents
upon or within twelve (12) months following the sale (as defined in the Company’s 2021 Stock Option and Incentive Plan) of the Company, or (b) upon the death or permanent disability of the non-employee director.
We also reimburse all reasonable out-of-pocket expenses incurred by non-employee directors for their attendance at meetings of the Board or any committee thereof.
Each of our non-employee directors is also subject to our Share Ownership Retention Policy. For more information, see “Compensation Discussion and Analysis — Additional Compensation Practices and Policies – Share Ownership Guidelines”.
NON-EMPLOYEE DIRECTOR COMPENSATION TABLE
The following table presents the total compensation for each person who served as a non-employee director during fiscal 2024.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)	All Other Compensation ($)	Total ($)

Steven Aldrich(2)	41,250	182,500	—	223,750
Anna Baird(2)	55,000	182,500	—	237,500
Dmitry Melnikov(2)	35,000	182,500	—	217,500
Dylan Pearce(3)	—	—	—	—
Trynka Shineman Blake(2)	53,000	182,500	—	235,500
Roman Simonov(4)	—	266,137	200,000	466,137
Mark Vranesh(2)	69,625	182,500	—	252,125
William Wagner(2)	54,000	182,500	—	236,500
(1)The amounts reported represent annual cash retainer amounts earned by each of our non-employee directors during fiscal 2024 pursuant to our Non-Employee Director Compensation Policy. Our annual cash retainers are paid quarterly and are pro-rated in the event a director is appointed during the quarter.
(2)As of December 31, 2024: Mr. Aldrich held 16,990 restricted stock units for our Class A common stock; Ms. Baird held 16,990 restricted stock units for our Class A common stock; Mr. Melnikov held 12,024 restricted stock units for our Class A common stock; Ms. Shineman Blake held an option to purchase 60,000 shares of our Class B common stock and 12,024 restricted stock units for our Class A common stock; Mr. Vranesh held an option to purchase 170,700 shares of our Class B common stock and 12,024 restricted stock units for our Class A common stock; and Mr. Wagner held 15,901 restricted stock units for our Class A common stock. Additionally, Mr. Melnikov held options to purchase 119,426 shares of our Class A common stock, 23,516 restricted stock units for our Class A common stock, and 125,418 performance-based stock units, in each case that were awarded in connection with his previous employment as our Chief Operating Officer. Mr. Melnikov continues to vest in these options, restricted stock units, and performance-based stock units pursuant to their vesting terms.
(3)Mr. Pearce elected not to receive compensation during fiscal 2024 and did not hold any outstanding equity awards as of December 31, 2024.
(4)Mr. Simonov elected to begin receiving director compensation in June 2023 and received the annual grant in July 2023. Mr. Simonov resigned from the Board and the talent and compensation committee in February 2024. In connection with his resignation, the Board (i) accelerated the vesting of 21,602 restricted stock units granted on July 25, 2023, that otherwise would not have vested until the earlier of July 25, 2024 or the date of the Company’s next annual meeting of stockholders, and (ii) approved a one-time cash payment, in recognition of his years of service on the Board, in the amount of $200,000. Amounts reflected in the Stock Awards column for Mr. Simonov include the incremental fair value as of the modification date associated with the acceleration of his restricted stock units, calculated in accordance with FASB ASC Topic 718.

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Proposal One

Election of Directors
NUMBER OF DIRECTORS; BOARD STRUCTURE
Our Board is divided into three staggered classes of directors. One class is elected each year at the annual meeting of stockholders for a term of three years. The term of the Class I directors expires at the Annual Meeting. The term of the Class II directors expires at the 2026 annual meeting of stockholders, and the term of the Class III directors expires at the 2027 annual meeting of stockholders. Directors who are re-elected are expected to hold office for a three-year term or until their successors are duly elected and qualified, subject to their earlier resignation, death, or removal.
NOMINEES
Our Board has nominated Anna Baird and Dmitry Melnikov for election as Class I directors to hold office until the 2028 annual meeting of stockholders or until their successors are duly elected and qualified, subject to their earlier resignation, death, or removal. Each of the nominees is a current Class I director on our Board and has consented to serve if elected.
Unless you direct otherwise through your proxy voting instructions, the persons named as proxies will vote all proxies received “FOR” the election of each nominee. If any nominee is unable or unwilling to serve at the time of the Annual Meeting, the persons named as proxies may vote for a substitute nominee chosen by our present Board. In the alternative, the proxies may vote only for the remaining nominee(s), leaving a vacancy on our Board. Our Board may fill such vacancy at a later date or reduce the size of our Board. We have no reason to believe that any of the nominees will be unwilling or unable to serve if elected as a director.
VOTE REQUIRED
The election of directors requires a plurality of the votes properly cast on this proposal at the Annual Meeting to be approved. “Plurality” means that the nominees who receive the largest number of votes cast “FOR” such nominees are elected as directors. Proposal One is considered to be a “non-routine” matter, and a broker will not be able to vote on this proposal in the absence of instructions. Shares voting "withheld" and broker non-votes will have no effect on the outcome of this vote.

Nominees for election to the Board of Directors: •Anna Baird •Dmitry Melnikov

Our Board recommends that you vote "FOR" the election of each of the nominees.

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Proposal Two

Ratification of Appointment of Independent Registered Public Accounting Firm
Our audit committee has appointed Ernst & Young LLP (“EY”) as our independent registered public accounting firm to perform the audit of our consolidated financial statements for the fiscal year ending December 31, 2025. We are asking our stockholders to ratify this appointment. During the fiscal year ended December 31, 2024, EY served as our independent registered public accounting firm and EY has served as our independent registered public accounting firm since 2019.
Although ratification of the appointment of EY is not required by our bylaws or otherwise, our Board is submitting the appointment of EY to stockholders for ratification as a matter of good corporate governance and because we value our stockholders’ views on our independent registered public accounting firm. In the event our stockholders do not ratify this appointment by a majority of the votes properly cast at the Annual Meeting, our audit committee will reconsider retaining EY. Even if the appointment is ratified, our audit committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the stockholders.
We expect a representative of EY will attend the Annual Meeting. That individual will have an opportunity to make a statement and will be available to respond to appropriate questions from stockholders.
POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We have adopted a policy under which our audit committee must pre-approve all audit and permissible non-audit services to be provided by the independent registered public accounting firm. As part of its review, our audit committee considers whether the categories of pre-approved services are consistent with rules on accountant independence prescribed by the SEC and the Public Company Accounting Oversight Board. Our audit committee pre-approved all services performed by the independent registered public accounting firm since the pre-approval policy was adopted prior to our IPO.

Our Board recommends that you vote "FOR" Proposal Two to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the Fiscal Year ending December 31, 2025.

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Table of Contents	Proposal Two: Ratification of Appointment of Independent Registered Public Accounting Firm
AUDIT FEES
The following table sets forth the fees billed, or to be billed, by EY and its affiliates for professional services rendered with respect to the fiscal years ended December 31, 2024 and 2023. All of these services were approved by our audit committee.

Fee Category	Fiscal 2024 ($)	Fiscal 2023 ($)

Audit Fees(1)	2,557,069	1,379,764
Audit-Related Fees(2)	343,256	—
Tax Fees(3)	467,838	384,085
All Other Fees(4)	—	—
Total Fees	3,368,163	1,763,849
(1)Audit Fees consist of fees for professional services provided in connection with the audit of our financial statements, the audit of the effectiveness of our internal control over financial reporting, the reviews of our quarterly financial statements and accounting consultations billed as audit services, and services normally provided in connection with statutory and regulatory filings or engagements. This category also includes fees for services that are normally provided in connection with registration statements and other periodic filings.
(2)Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and not reported under “Audit Fees”, and include mergers and acquisitions due diligence.
(3)Tax Fees consist of fees for professional services for tax compliance, tax advice, and tax planning. These services include consultation on tax matters and assistance regarding federal, state and international tax compliance, and tax diligence related to mergers and acquisitions.
(4)All Other Fees consist of aggregate fees billed for products and services provided by the independent registered public accounting firm other than those disclosed above, which include accounting research tools.
In our fiscal year ended December 31, 2024, there were no other professional services provided by EY, other than those listed above, that would have required our audit committee to consider their compatibility with maintaining the independence of EY.
VOTE REQUIRED
The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2025 requires the affirmative vote of a majority of the votes properly cast on this proposal. Proposal Two is considered to be a “routine” matter, and a broker will be able to vote on this proposal even if it does not receive instructions. As such, we do not anticipate there to be any broker non-votes on Proposal Two, but nonetheless, if there are any broker non-votes or abstentions, they will have no effect on the outcome of the vote for this proposal.

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Report of the Audit Committee of the Board of Directors
The information contained in this audit committee report shall not be deemed to be “soliciting material,” “filed” with the SEC, subject to Regulations 14A or 14C of the Exchange Act, or subject to the liabilities of Section 18 of the Exchange Act. No portion of this audit committee report shall be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, through any general statement incorporating by reference in its entirety the proxy statement in which this report appears, except to the extent that Semrush Holdings, Inc. (“Semrush” or the “Company”) specifically incorporates this report or a portion of it by reference. In addition, this report shall not be deemed filed under either the Securities Act or the Exchange Act.
This report is submitted by the audit committee of the board of directors (the “Board”). The audit committee consists of the directors whose names appear below. No member of the audit committee is an officer or employee of Semrush, and the Board has determined that each member of the audit committee is “independent” for audit committee purposes as that term is defined under Rule 10A-3 of the Exchange Act and the applicable NYSE rules. Each member of the audit committee meets the requirements for financial literacy under the applicable rules and regulations of the SEC and the NYSE.
The audit committee’s general role is to assist the Board in monitoring the Company’s financial reporting process and related matters. The audit committee’s specific responsibilities are set forth in its charter.
The audit committee has reviewed the Company’s consolidated financial statements for its fiscal year ended December 31, 2024, and met with its management team, as well as with representatives of Ernst & Young LLP (“EY”), the Company’s independent registered public accounting firm, to discuss the consolidated financial statements. The audit committee also discussed with members of EY the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board and the SEC.
In addition, the audit committee received the written disclosures and the letter from EY required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence. The audit committee has discussed with EY the independence of that firm and has considered whether the provision of non-audit services was compatible with maintaining the independence of that firm.
Based on these discussions, the financial statement review, and other matters it deemed relevant, the audit committee recommended to the Board that the Company’s audited consolidated financial statements for its fiscal year ended December 31, 2024, be included in its Annual Report on Form 10-K for its 2024 fiscal year for filing with the SEC.
Respectfully submitted by the members of the audit committee of the Board:
Audit Committee(1)
Anna Baird (Chairperson)
Trynka Shineman Blake
Mark Vranesh
(1)    Trynka Shineman Blake resigned from the audit committee effective March 31, 2025. Steven Aldrich was appointed to the audit committee effective March 3, 2025, and did not participate in the audit committee activities reported above.

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Executive Officers
The following table sets forth information regarding our executive officers, including their ages as of April 4, 2025:

Name	Age	Positions and Offices Held with the Company

William Wagner	58	Chief Executive Officer and Director
Oleg Shchegolev	44	Co-Founder, Chief Technology Officer, and Director
Eugene Levin	37	President
Brian Mulroy	46	Chief Financial Officer
Andrew Warden	41	Chief Marketing Officer
David Mason	49	Chief Legal Officer and Secretary

Information Concerning Executive Officers
Please refer to “Board of Directors — Information Concerning Continuing Directors” for Mr. Wagner and Mr. Shchegolev’s biographies.

Eugene Levin
AGE: 37        POSITION WITH THE COMPANY: President
Mr. Levin has served as our President since June 2022, and before that as our Chief Strategy and Corporate Development Officer since March 2016. Mr. Levin served as an Investment Director of Target Global, a venture capital firm, from March 2016 to March 2017, and prior to that as a Partner from November 2014 to March 2016. He also served as the Co-Founder and Head of Marketing at AggroStudios from September 2013 to November 2014. Mr. Levin also served as a Partner of Foresight Ventures and as a Senior Systems Analyst at Cloudmach Inc. Mr. Levin received his master’s degree in Information Technology from Saint Petersburg State Polytechnical University.

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Executive Officers	Table of Contents

Brian Mulroy
AGE: 46        POSITION WITH THE COMPANY: Chief Financial Officer
Mr. Mulroy was appointed as our Chief Financial Officer in April 2023. Prior to this, Mr. Mulroy served as a Senior Vice President of Finance at Microsoft from March 2022 to April 2023 (following its acquisition of Nuance Communications, Inc. (“Nuance”)), Senior Vice President Finance at Nuance from November 2019 through February 2022, and previously VP Financial Planning and Analysis and Corporate Finance at Nuance from March 2016 through October 2019. Prior to that, Mr. Mulroy served in various finance managerial roles at Nuance and Progress Software Corp. Mr. Mulroy received degrees in business and mathematics from Gordon College and his Juris Doctorate from Suffolk University Law School.

Andrew Warden
AGE: 41        POSITION WITH THE COMPANY: Chief Marketing Officer
Mr. Warden has served as our Chief Marketing Officer since September 2021. Mr. Warden previously served as the Chief Marketing Officer at UnitedLex from November 2019 to June 2021, and prior to that he served as the Chief Marketing Officer at SoftServe from May 2017 to November 2019. Mr. Warden also served as Global Director of Product Marketing and Digital Transformation for GfK from March 2015 to September 2016. Mr. Warden earned his master’s degree in Public Policy and Administration from London School of Economics and Political Science.

David Mason
AGE: 49        POSITION WITH THE COMPANY: Chief Legal Officer and Secretary
Mr. Mason has served as our Chief Legal Officer since October 2022. Mr. Mason previously served as General Counsel and Secretary at EverQuote, Inc. (NASDAQ: EVER) from January 2013 to October 2022. Prior to that Mr. Mason was Deputy General Counsel at Kayak Software Corporation (NYSE: KYAK) from 2011 to 2014, and an associate at the law firm of Bingham McCutchen LLP (now Morgan Lewis LLP). Mr. Mason received his Juris Doctorate from Boston College and his Bachelor of Business Administration from the University of Massachusetts – Amherst.

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Compensation Discussion and Analysis
This Compensation Discussion and Analysis (“CD&A”) describes the Company’s executive compensation program – including our executive compensation philosophy, objectives, material terms of compensation, the basis for compensation decisions, and our process for setting and awarding executive compensation – for the fiscal year ended December 31, 2024 (“FY 2024” or “fiscal 2024”), as it relates to the following named executive officers (“NEOs”):

Name	Title During FY 2024

Oleg Shchegolev(1)	Co-Founder, Chief Executive Officer, and Director
Brian Mulroy	Chief Financial Officer
Eugene Levin	President
Vitalii Obishchenko(2)	Chief Operating Officer
Andrew Warden	Chief Marketing Officer
(1)Effective March 10, 2025, Mr. Shchegolev voluntarily resigned as Chief Executive Officer and transitioned to the Chief Technology Officer role. William Wagner commenced the role of Chief Executive Officer effective March 10, 2025.
(2)Effective March 10, 2025, Mr. Obishchenko voluntarily resigned as Chief Operating Officer and transitioned to the Chief Product Officer role. Effective upon such transition, Mr. Obishchenko is no longer an executive officer within the meaning of Rule 3b-7 of the Exchange Act or an "officer" within the meaning of Rule 16a-1(f) of the Exchange Act.
The following CD&A discussion should be read together with the compensation tables and related disclosures set forth below. All references to our Chief Executive Officer or CEO throughout CD&A and the Executive Compensation section below shall refer to Mr. Shchegolev, who served in such role throughout fiscal 2024.

Executive Summary
BUSINESS OVERVIEW
Semrush is a leading online visibility management software-as-a-service (“SaaS”) platform. We enable companies globally to identify and reach the right audience for their content, in the right context, and through the right channels in order to effectively connect with consumers across a variety of digital channels. Our platform utilizes data and intelligence at the core, surrounded by artificial intelligence (“AI”)-powered interconnected hubs focused on search engine optimization, paid advertising, social media management, local marketing, brand marketing, and content marketing. Each of these marketing channel hubs is uniquely designed to ensure our customers can analyze, enhance and measure website navigation and performance, content relevance and authority, and overall prospective customer interests and engagement, and most importantly show how each channel is connected to the others to provide a much needed means for our customers to optimize returns on their investments. In a highly fragmented market with a myriad of network- and channel-specific solutions, our differentiated and integrated online visibility management SaaS platform provides comprehensive insights into a company’s online visibility.

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Compensation Discussion and Analysis	Table of Contents
BUSINESS HIGHLIGHTS
Fiscal 2024 was successful by many performance measures, as our Company achieved strong financial results, including annual recurring revenue growth and improved operating margins, while also reaching several strategic milestones. Highlights included:

2024 FINANCIAL AND OPERATING HIGHLIGHTS
•Revenue: Revenue for fiscal 2024 was $376.8 million, an increase of 22% compared to revenue of $307.7 million in the year ended December 31, 2023 (“fiscal 2023” or “FY 2023”).
•Annual Recurring Revenue: Annual Recurring Revenue (“ARR”) as of December 31, 2024 was $411.6 million, an increase of 22% compared to Annual Recurring Revenue of $337.1 million as of December 31, 2023.
•Customers: Approximately 117,000 paying customers as of December 31, 2024, up 8% year-over-year.
•Income (loss) from Operations: Income (loss) from operations of $8.3 million for fiscal 2024, compared to $(7.7) million for fiscal 2023.
•Non-GAAP Income from Operations: Non-GAAP income from operations of $45.8 million for fiscal 2024, compared to $11.6 million from fiscal 2023.
•Operating Margin: Operating margin of 2.2% for fiscal 2024, compared to (2.5)% for fiscal 2023. Overall a more than 1,600 basis point increase to operating margin since 2022.
•Non-GAAP Operating Margin: Non-GAAP operating margin of 12.2% for fiscal 2024, compared to 3.8% for fiscal 2023. Overall a more than 1,800 basis point increase to Non-GAAP operating margin since 2022.
•Operating Cash Flow: Net cash provided by operating activities of $47.0 million for fiscal 2024, compared to net cash provided by operating activities of $8.0 million for fiscal 2023.
•Free Cash Flow: Free cash flow was $35.3 million for fiscal 2024, compared to $0.3 million for fiscal 2023.
•CAGR: Compound Annual Growth Rate of 34% for ARR as of December 31, 2018 to ARR as of December 31, 2024.

2024 PRODUCT AND BUSINESS HIGHLIGHTS
•Market Opportunities:
◦General availability launch of Enterprise SEO Solution in June 2024. As of December 31, 2024, Enterprise SEO is receiving strong demand, ending the year with over $9 million in ARR across 144 paying customers.
◦Continued investments in Generative AI to provide enhanced, more efficient content creation and marketing capabilities through Semrush’s online visibility management SaaS platform.
•Growing Customer Base: Semrush customers who pay more than $10,000 annually as of December 31, 2024, grew by 40% year-over-year. Ended the year with over 1.0 million registered free active customers and approximately 117,000 paying customers as of December 31, 2024.
•Acquisition: Acquired a majority stake in Brand 24 S.A. in April 2024, Ryte GmbH in July 2024, substantially all of the assets of Backlinko, LLC dba Exploding Topics in August 2024, and Third Door Media, Inc. in October 2024, to expand our technological capabilities and solutions offerings.

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2024 EXECUTIVE COMPENSATION PROGRAM HIGHLIGHTS
For fiscal 2024, our talent and compensation committee approved the following executive compensation framework:

Base Salary
Annual base salary increases up to 4.8% for our NEOs, to better align their base compensation with the competitive labor market, based on an analysis of our compensation peer group and broad-based compensation surveys. For fiscal 2024, our CEO elected not to receive a base salary.(1)

Annual Cash Incentive Compensation
For fiscal 2024, our annual cash-based incentives, in the form of cash bonuses, were based on three metrics:
•Annual Recurring Revenue Growth (50%);
•Adjusted EBITDA Margin (20%); and
•Individual Objectives (30%).
For fiscal 2024, our talent and compensation committee approved potential annual cash bonus payouts in the range of 13% to 200% of annual base salary,(2) and actually paid annual cash bonuses to our NEOs in the range of 68.3% to 107.9% of annual base salary.(3)
Similar to fiscal 2023, for fiscal 2024, our CEO elected not to receive annual cash incentive compensation.

Long-Term Equity Based Incentive Compensation
In fiscal 2024, long-term equity based incentives were granted as:
•Restricted Stock Units (“RSUs”); and
•Performance-Based Stock Units (“PSUs”) tied to how the Company’s stock performed as compared to the Russell 2000 Index each granted under the 2021 Stock Option and Incentive Plan and vesting over a 3-year period.
For fiscal 2024, our talent and compensation committee structured long-term equity based incentive compensation to consist of (i) 50% RSU awards and 50% PSU awards for our CEO, and (ii) 80% RSU awards and 20% PSU awards for all other NEOs.(4)

(1)For more details on salary increases see “— Executive Compensation Program Elements – Base Salary”.
(2)This range assumes (i) at the low end of the range, (a) the threshold financial performance measure target for Adjusted EBITDA Margin was achieved, (b) the threshold financial performance measure target for ARR Growth was not achieved, and (c) a 0% achievement of individual performance objectives; and (ii) at the high end of the range, (a) the maximum financial performance measure targets were achieved for each of Adjusted EBITDA Margin and ARR Growth, and (b) 200% achievement of individual performance objectives. Annual cash bonuses are not guaranteed; if the threshold financial performance measure targets are not achieved (for each of ARR Growth and Adjusted EBITDA Margin) and the individual objectives are not achieved, then an executive officer will not receive a cash bonus. For more information on the potential payout opportunities for annual cash incentive compensation see “— Executive Compensation Program Elements – Annual Cash Incentive Compensation – Fiscal 2024 FY Executive Incentive Plan Performance Measures and Payout Opportunities”.
(3)For more details on annual cash bonuses actually paid for fiscal 2024 see “— Executive Compensation Program Elements – Annual Cash Incentive Compensation – Fiscal 2024 FY Executive Incentive Plan Performance Targets and Earned FY 2024 Cash Incentive Awards”.
(4)More details on these equity awards can be found below in the section titled “— Executive Compensation Program Elements – Long-Term Equity Based Incentive Plan”.

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In fiscal 2024, our total compensation mix consisted of:

■ ■ ■	At Risk (Variable)	■	Fixed

OTHER HIGHLIGHTS
•Executive Management Team. In fiscal 2024, we strengthened the executive management team with the appointment of Veronique Montreuil as Chief Customer and Data Officer and with the appointment of Tommie O’Brien as our Chief Sales Officer. Additionally, on March 10, 2025, William Wagner became our CEO, Oleg Shchegolev transitioned to the role of Chief Technology Officer, and Vitalii Obishchenko transitioned to the role of Chief Product Officer.

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OTHER COMPENSATION AND GOVERNANCE HIGHLIGHTS
The talent and compensation committee regularly reviews best practices in executive compensation and uses the guidelines below to design our compensation programs.

WE DO:

✓
Pay for Performance. We align our executive compensation with stockholder returns by providing a significant portion of our named executive officers’ compensation in the form of awards tied to our short-term and long-term performance.

✓	Caps on Individual Incentive Awards. We include reasonable caps on individual payouts in our executive cash incentive bonus plan.

✓
Compensation Risk Assessments. Our talent and compensation committee annually reviews external market considerations, as well as internal considerations and the long-term interests of our stockholders, when making compensation decisions to ensure that excessively risky behaviors or decisions are not incentivized.

✓
Severance; Accelerated Vesting on Sale Event. All of our executive officers are subject to “double trigger” conditions for the acceleration of vesting of equity awards following a sale event (where the equity award is assumed, continued, or substituted by the acquirer) and such officer resigns for good reason or is terminated without cause within 3 months prior to, or within the 12 months following, such sale event. Where the equity award is not assumed, continued, or substituted by the acquirer, then the vesting of the equity is accelerated upon the sale event.
Additionally, all of our senior executive officers (other than Eugene Levin) are subject to “double trigger” conditions for payment of any cash severance amounts following a sale event. Mr. Levin voluntarily elected not to sign an employment agreement and accordingly is not entitled to cash severance upon a sale event.

✓	Entirely Independent Talent and Compensation Committee. Our talent and compensation committee is comprised entirely of independent directors.

✓	Independent Compensation Consultant. Our talent and compensation committee retains an independent compensation consultant to advise it.

✓
Say-on-Pay Vote. This Annual Meeting is the first meeting at which we will hold a non-binding advisory vote to approve the compensation of our named executive officers and a non-binding, advisory vote on the frequency of future non-binding, advisory votes to approve the compensation of our named executive officers. Our Board is recommending that we hold an annual non-binding advisory vote to approve the compensation of our named executive officers.

✓	Share Ownership Retention Policy. We maintain a rigorous share ownership retention policy for our executive officers and non-employee directors.

✓
Clawback Policy. We maintain a clawback policy for executive cash and equity incentive awards consistent with the requirements of Rule 10d-1 of the Exchange Act and the corresponding NYSE listing standards.

WE DO NOT:

x	No Hedging or Pledging of Company Shares. We do not permit hedging or pledging of our shares.

x	No Golden Parachute Excise Tax Gross-Ups or other Gross-Ups. We do not provide any tax gross-ups or other guarantees regarding future excise tax reimbursement or payments to our executive officers.

x	No Broad or Excessive Perquisites. We do not provide any perquisites to our executive officers other than those generally available to our employees.

x	No Excessive Executive Severance. We do not provide excessive executive severance benefits.

x	No Supplemental Retirement Plans. We do not have any defined benefit pension programs or other supplemental executive retirement plans.

x	No Guaranteed Short-Term Incentives. We do not provide guaranteed cash bonuses to our NEOs.

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Executive Compensation Philosophy and Objectives
Our success is driven by our experienced leadership team and culture of continuous innovation. We endeavor to employ and retain highly talented leaders in our industry to ensure we are best positioned to execute on our short-term and long-term business, financial, operational, and strategic goals, and to sustain and continue our growth and profitability. The underpinning of our executive compensation program is our philosophy of “paying for performance” — specifically, we seek to pay for performance in a manner that encourages, recognizes, and rewards for both the Company’s, and the individual executive officer’s, performance and the individual’s contributions, while also incentivizing decisions and behavior that drive and sustain long-term stockholder value. To execute on this philosophy, the key objectives of our executive compensation program are:
•Attract & Retain: To attract, employ, motivate, reward, and retain high caliber and experienced executive officers with the skills necessary to successfully lead, manage, maintain, and grow our business and achieve our strategic goals;
•Competitiveness: To provide total compensation that is competitive in our labor market in order to successfully attract, employ, motivate, and retain our executive officers. We generally seek to target a competitive position of compensating our executive officers at the 50th percentile of our peer group;
•Alignment with Stockholder Interests: To align the financial interests and incentives of our executive officers with the long-term interests of our stockholders through equity-based compensation and performance metrics that correlate with long-term stockholder value;
•Long-Term Goals: To drive behaviors and decision-making that lead to long-term growth and sustainability and to focus on achievement of long-term growth-oriented business, financial, operational, and strategic goals, and total stockholder value;
•Ownership of Individual Contributions: To incentivize achievement of performance objectives, at a Company and personal level, that are aggressive yet achievable in order to promote enhancing total stockholder value in the short-term; and
•Balance: To strike a balance between the short-term and long-term incentives in order to incentivize careful management of our operating expenses and focus on increasing our operational efficiency, while also balancing the acceleration of growth without taking on undue, excessive risks that may threaten the Company’s value and longevity.
To achieve this, our executive compensation program consists of a mix of “fixed” and “at risk” (or “variable”) compensation elements, with the “at risk” compensation structured to align pay with performance. For more details on our fixed and “at risk” compensation elements, see “— Executive Compensation Program Elements” below.

Compensation Determination Process Overview
Our Board, the talent and compensation committee, our CEO, and our Chief Human Resources Officer (“CHRO”) are all involved in our executive compensation decision-making process. The talent and compensation committee considers a broad range of quantitative and qualitative factors, as outlined below in the “—Roles, Responsibilities and Process – Talent and Compensation Committee” section, to assess the overall performance of our Company and its executives. In determining the compensation of our executive officers (other than our CEO), our talent and compensation committee consults with its independent compensation consultant and the CEO, and takes into consideration information provided by the CHRO, to determine the corporate and individual objectives to be considered in determining each such executive officer’s respective compensation; and consults with the CEO to evaluate the Company’s and each executive officer’s achievement of such objectives and the compensation to be paid. In determining the compensation of our CEO, the talent and compensation committee, consults with our independent compensation consultant, reviews and approves the corporate objectives to be considered in determining the CEO’s compensation, evaluates the Company’s and the CEO’s performance against such goals and objectives, as applicable, and then approves the CEO’s compensation. The CEO does not participate in the talent and compensation committee’s deliberations and decisions regarding his own compensation.

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Roles, Responsibilities and Process
TALENT AND COMPENSATION COMMITTEE
Our talent and compensation committee, which is comprised entirely of independent directors, assists our Board in discharging the Board’s responsibilities relating to the compensation of the Company’s executive officers, including establishing and reviewing the compensation packages for our executive officers, and performing an analysis of all elements of compensation separately and in the aggregate. Our talent and compensation committee operates under a written charter adopted by our Board, which provides that the talent and compensation committee has overall responsibility to manage and oversee our employee benefit plans, including its equity incentive plans and awards. For more information on the roles and responsibilities of our talent and compensation committee, see the description under “Corporate Governance — Committees of Our Board – Talent and Compensation Committee” above.
In performing these roles and responsibilities, our talent and compensation committee considers such matters as it deems appropriate, including:
•how our Company performed against the financial, operational, and/or strategic goals established by our talent and compensation committee and the Board, and how each executive officer performed against their individual objectives, as well as their contributions and the likelihood of their potential future contributions to overall performance, and their ability to lead their respective teams and to work collaboratively across the Company as a whole;
•our desire to motivate our executives to achieve their short and long-term financial, operational, and strategic results that align with the best interests of our stockholders;
•the objectives and goals of our compensation program, including attracting, employing, retaining, motivating, and rewarding high caliber and experienced executive officers with the skills necessary to successfully lead, manage, maintain, and grow our business and achieve our strategic goals;
•the amount and mix of compensation paid to executive officers in our peer group and the compensation practices of our peer group, including how our executive officers’ compensation ranks as compared to an analysis of competitive market data from our peer group;
•other advice and market information provided by our talent and compensation committee’s independent compensation consultant;
•historical compensation levels of our executives;
•each individual executive officer’s roles and responsibilities within the Company and their respective expertise, skills, prior experiences, and tenure with the Company and in the industry or related industries;
•the geographic locations where our executive officers reside;
•the input from our CEO and CHRO with respect to individual performance and recommendations from our CEO regarding the compensation of our other named executive officers;
•the competitiveness of the technology executive labor market and the supply of qualified executives, coupled with the cost of replacing an executive officer;
•succession planning considerations;
•our status as a growing company that has been public for less than five years; and
•investor sentiment.
Our talent and compensation committee considers these factors collectively, with no single factor being solely determinative of compensation outcomes. Although these qualitative and quantitative factors create a general compensation decision-making framework, there is not a predetermined formula to which these factors are applied that generates the compensation outcomes. The talent and compensation committee, using its expertise, knowledge, and business judgment – including its knowledge of the Company and the industry, and weighing potential risks associated with each decision – retains the ability to exercise its discretion on the final compensation decision.

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INDEPENDENT COMPENSATION CONSULTANT
Our talent and compensation committee is authorized to retain the services of one or more executive compensation advisors, as it sees fit, in connection with advising on our executive and director compensation programs and related policies. In 2024, the talent and compensation committee retained the services of Compensia, Inc. (“Compensia”), as its external independent compensation consultant. In fiscal 2024, Compensia assisted the talent and compensation committee with, among other things:
•executive and director market pay analysis;
•reviewing and advising on our executive and director compensation programs;
•reviewing and advising on the target total direct compensation opportunities for our executive officers, including base salaries, annual cash bonus compensation, and long-term incentive compensation;
•reviewing Board compensation; and
•reviewing and making changes to the compensation peer group.
Compensia reported to the talent and compensation committee and had direct access to the Chairperson and the other members of the talent and compensation committee. Compensia does not recommend the actual compensation mix and specifics, although it does use the competitive market data described below to provide ranges for base salary, target annual cash bonus awards, and long-term incentive compensation awards within the Company’s compensation peer group and other relevant compensation survey data for the talent and compensation committee to consider. Compensia also advises the talent and compensation committee on the structure and mix of incentive plans and other potential incentive structures. As requested by the talent and compensation committee, Compensia attends certain talent and compensation committee meetings, executive sessions, and preparatory meetings with the talent and compensation committee chair and certain executive officers.
During 2024, Compensia did not provide services to the Company other than the services to our talent and compensation committee described herein. Our talent and compensation committee performs an annual assessment of its compensation consultant’s independence to determine whether the consultant(s) is independent. Based on its evaluation, the talent and compensation committee has determined that Compensia is independent, that its work has conformed to the independence factors and guidance provided by the SEC rules and the listing standards of the New York Stock Exchange, and that its work has not raised any conflicts of interest.
ROLE OF THE CEO AND CHRO
In carrying out its roles and responsibilities, the talent and compensation seeks the advice and input of our management team, including our CEO and our CHRO. For example, our CHRO presents executive level key performance indicators and other relevant metrics, and reviews the performance objectives pertaining to our CEO. Our CEO is involved in advising the talent and compensation committee on Company-wide key performance and incentive factors, and individual objectives, that may be used in establishing the compensation framework and making compensation decisions. Our CEO does not participate in the talent and compensation committee’s deliberations and decisions regarding his own compensation. Additionally, our CEO and CHRO work closely with our executive officers and are able to advise on the achievements and observed performance of such executive officers. Further, our CEO makes recommendations directly to the talent and compensation committee regarding the compensation to be paid to our other executive officers. No executive officer participated in the final deliberations or determinations regarding their own compensation package, except that our CEO voluntarily elected not to receive a base salary or annual cash incentive in FY 2024.
Additionally, the talent and compensation committee has delegated to our CEO limited authority to grant stock options and/or RSUs to employees who are neither Section 16 officers nor executive recipients of Board-approved awards for the same period under our 2021 Stock Option and Incentive Plan, as amended (the “2021 Plan”). The delegation to the CEO includes limits, including a maximum number of aggregate awards that can be awarded during the specified period and requires that the CEO provide a report to the talent and compensation committee at least quarterly summarizing grant activity under this delegation of authority.

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USE OF COMPETITIVE MARKET DATA AND PEER GROUP DATA
Our talent and compensation committee and management have worked with Compensia to identify and select a peer group of companies in the software-as-a-service (“SaaS”) industry as a reference group to provide a broad perspective on competitive pay levels and practices. For Fiscal 2024, peer companies were selected based on classification as a SaaS company with annual revenues generally between ~$89M and $804M and market capitalization generally between ~$429M and $4.5B, profitability, number of employees, and total stockholder return.
For FY 2024, the Company’s peer group, as approved by the talent and compensation committee, consisted of the following 17 companies (our “peer group”):

Amplitude (AMPL)	DigitalOcean Holdings (DOCN)	monday.com (MNDY)	Sprout Social (SPT)
Appian (APPN)	Domo (DOMO)	Olo (OLO)	Squarespace (SQSP)
BigCommerce Holdings (BIGC)	Expensify (EXFY)	Similarweb (SMWB)	Yext (YEXT)
BlackLine (BL)	Freshworks (FRSH)	Sprinklr (CXM)	Zuora (ZUO)
Braze (BRZE)
While we believe that our peer group companies are a good comparator as they are similarly situated with respect to attracting and retaining executives, and also with regards to the nature of their executive officers’ roles, responsibilities, and complexity of industry functions, the talent and compensation committee does not directly or definitively tie any pay elements to specific benchmarks within the peer group. This peer data is used as a market-check analysis and is just one factor out of the various factors outlined in the “— Roles, Responsibilities and Process – Talent and Compensation Committee” section above that is considered in the annual compensation approval process.
In addition to the peer group, in instances where there is insufficient data for specific executive positions within the peer group companies, the talent and compensation committee may also leverage other published and unpublished compensation survey data, information about current market practices and trends, and compensation structures as provided by Compensia or by other sources. For example, for our executive officers who reside outside of the United States, our talent and compensation committee considers data from the Radford Global Technology Survey.
CONSIDERATIONS OF SAY-ON-PAY ADVISORY VOTE
In prior years, we were an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012; therefore, we were not required to hold a non-binding, advisory vote on the compensation of our named executive officers (a “Say-on-Pay” vote). We are holding our first Say-on-Pay vote at this year’s Annual Meeting. Because we value the opinions of our stockholders, our Board of Directors and the talent and compensation committee will consider the outcome of the Say-on-Pay Vote, the “Say-on-Frequency” vote described in Proposal Four of this Proxy Statement, as well as feedback received throughout the year, when making compensation decisions for our executive officers in the future.

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Executive Compensation Program Elements
The primary elements of our executive compensation program are:
1.Base salary;
2.Annual cash incentive compensation; and
3.Long-term equity incentive compensation.
The talent and compensation committee reviews and evaluates all compensation components in a comprehensive manner, which allows us also to make compensation determinations that reflect the principles of our compensation philosophy and strategy. We strive to achieve an appropriate mix between the various elements of our compensation program to meet our compensation objectives and philosophy. In fiscal 2024, our compensation mix consisted of:

■ ■ ■	At Risk (Variable)	■	Fixed
BASE SALARY
We provide a base salary to our named executive officers (other than our CEO who elected not to receive a base salary for FY 2024) to compensate them for services rendered on a day-to-day basis and to provide a fixed form of compensation. Base salary also provides guaranteed cash compensation to secure the services of our executive talent. We believe that providing a competitive base salary relative to the companies with which we compete for executive talent is a necessary element of a compensation program that is designed to attract, employ, and retain talented and experienced executives. We also believe that attractive base salaries can motivate and reward our executive officers for their overall performance.
Base salaries for our named executive officers were established initially at the time the individual was hired. Annually, our talent and compensation committee reviews and adjusts the base salaries of the named executive officers. In connection with hiring and during annual reviews, our talent and compensation committee takes into consideration the following:
•scope of roles, responsibilities, and the functional area that each executive officer oversees, and the importance of the role to the Company’s overall financial, operational, and strategic objectives;
•achievement of individual objectives and key performance indicators, as well as their contributions and the likelihood of their potential future contributions to the Company’s overall performance;
•their ability to lead their respective teams and to work collaboratively across the Company as a whole;
•historical compensation levels;

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•compensation practices of our peer group and other competitive market data provided by Compensia (if applicable);
•succession planning considerations and the relative ease or difficulty, and expense, of replacing the individual with a high caliber and qualified person who would be able to step into such business objectives and tasks smoothly and with minimal disruptions;
•internal parity among our executive officers; and
•recommendations from the CEO.
Our talent and compensation committee looks at these considerations holistically and does not assign a specific weight or level of importance to any single factor in making decisions regarding base salary adjustments.
The table below shows the annual base salaries for our named executive officers for fiscal 2024, compared to base salaries for fiscal 2023:

Named Executive Officer	2023 Base Salary ($)	2024 Base Salary ($) (3)	% Change (%)

Oleg Shchegolev (1)	0	0	No Change
Brian Mulroy	400,000	410,000	2.5
Eugene Levin	375,000	385,000	2.7
Vitalii Obishchenko(2)	375,000	393,081	4.8
Andrew Warden	400,000	400,000	No Change
(1)Mr. Shchegolev elected not to receive a base salary in FY 2024 and FY 2023.
(2)Mr. Obishchenko’s employment is based in Amsterdam, Netherlands and his FY 2024 salary was set at Euro 363,353 and his FY 2023 salary was set at Euro 353,800. Mr. Obishchenko’s base salary in Euros therefore differed from his actual paid US dollar based salary of $393,081 and $375,000 for FY 2024 and FY 2023, respectively, as a result of currency fluctuations. For purposes of the disclosure in the table, amounts paid to Mr. Obishchenko have been converted from Euros to USD using the average exchange rate of 1 Euros to 1.082 USD and 1 Euros to 1.081 USD for FY 2024 and FY 2023, respectively.
(3)Base salary changes were effective as of March 1, 2024. Our talent and compensation committee approved base salary increases for fiscal 2024 based on an analysis of our compensation peer group and broad-based compensation surveys.
ANNUAL CASH INCENTIVE COMPENSATION
We provide our executive officers (other than our CEO who elected not to receive a cash-based incentive for FY 2024), including the named executive officers, with the opportunity to earn additional annual cash-based incentives in order to compensate them for the achievement of certain financial performance measure targets and individual performance objectives during the prior fiscal year. The performance measures are aimed at motivating our executive officers to make annual progress, both at the Company level and in their areas of respective responsibility, towards our longer-term business, financial, operational, and strategic goals and overall growth, and to align their interests with those of our stockholders. Our Senior Executive Cash Incentive Bonus Plan (the “Company Executive Incentive Plan”), as adopted by our Board, delegates authority to our talent and compensation committee to provide, and determine the achievement of, cash-based incentive compensation, in the form of cash bonuses, to employees selected by our talent and compensation committee, including our named executive officers.
Generally, in the first quarter of each fiscal year, our talent and compensation committee meets to (i) adopt the performance goals that will comprise the cash incentive compensation plan for executives for that fiscal year (each a, “FY Executive Incentive Plan”) under the Company Executive Incentive Plan, and (ii) approve the payment of cash-based incentive compensation under the applicable FY Executive Incentive Plan for the prior year’s performance. Subsequently, in the second quarter of each fiscal year, our talent and compensation committee meets to approve the numerical targets associated with the previously approved performance goals. For each FY Executive Incentive Plan,

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the talent and compensation committee determines which executive officers are participating, the size of the cash incentive compensation pool (both in the aggregate and on an individual level), the performance measures that will be used to determine whether to make the payouts, the method for measuring such performance measures, the weights and associated target levels for each performance measure, and the potential payouts based on the various target levels for each performance measure. The talent and compensation committee is responsible for determining these performance measures, which may include achieving one or more financial, operational, strategic, or other business objectives and/or individual objectives. Under the Company Executive Incentive Plan, the talent and compensation committee has discretion to vary the performance measures on an individual by individual basis in each FY Executive Incentive Plan. Amongst other factors, our talent and compensation committee considers what our Board has approved in our annual operating plan and budget when setting these performance measures. Since adopting the Company Executive Incentive Plan, our talent and compensation committee has anchored annual cash incentives against a mix of corporate financial performance measures and individual performance objectives and has calculated the target amounts payable under the respective FY Executive Incentive Plans as a percentage of the applicable executive’s base salary. In determining the target amounts payable, our talent and compensation committee generally considers the prior year’s executive performance, roles and responsibilities, the total cash compensation being provided to the executive, the executive’s ability to influence our short-term and long-term growth and business performance, prior equity grants and retention value, an analysis of our compensation peer group and broad-based compensation surveys, among other factors. The talent and compensation committee seeks to set total direct cash compensation (including cash incentive compensation), when combined with at-risk equity compensation, at approximately the 50th percentile of what our peer group companies provide for overall combined compensation.
The corporate performance objectives and targets typically represent stretch goals that are generally designed to be rigorous and challenging to fully achieve, while at the same time being achievable. The talent and compensation committee believes that establishing objectives in this way incentivizes executives to overachieve. As a result, the talent and compensation committee generally does not expect that all of the corporate performance objectives will be fully achieved in all periods. As such, executive cash bonuses can be highly variable from year to year depending on how the Company performs and are not guaranteed.
The individual performance objectives are specific goals and objectives based on the individual’s roles, responsibility, and area of functional oversight, and are identified as objectives that will contribute to achievement of the overall corporate performance targets. The CEO, taking into consideration the executive level key performance indicators presented by the CHRO, advises the talent and compensation committee with respect to setting the individual objectives (except with respect to the CEO himself); and the CHRO advises the talent and compensation committee with respect to setting the CEO’s individuals objectives. The individual objectives emphasize that each executive officer’s individual contribution is critical to the Company’s overall performance. For fiscal 2024, Mr. Shchegolev’s individual objectives centered on driving revenue growth and operational transformations; Mr. Mulroy’s individual objectives centered on refining financial planning and analysis models, acquisition integrations, and improving total stockholder return; Mr. Levin’s individual objectives centered on identifying, and executing on, opportunities for strategic acquisitions and investments; Mr. Obishchenko’s individual objectives centered on product development and improvements resulting in revenue growth and increased retention rates; and Mr. Warden’s individual objectives centered on deploying marketing strategies to grow revenue.
Achievement of financial performance measure targets and individual performance objectives and the amount of the cash incentive compensation to be awarded to each named executive officer are determined by our talent and compensation committee after the end of the applicable performance period based on our actual performance relative to the corporate-level financial targets and based on each individual executive officer’s performance relative to their individual performance objectives. Under the Company Executive Incentive Plan, the talent and compensation committee may, in its sole discretion and at any time, amend or cancel an executive officer’s actual award. The actual award paid may be below, at, or above a participant’s target award, in the discretion of the talent and compensation committee. Additionally, our Board may in its sole discretion amend or discontinue our Company Executive Incentive Plan, provided such action does not materially and adversely affect rights under any outstanding award without the holder’s consents.

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Actual awards are paid in cash only after performance goals have been achieved and, except as described in the "Executive Compensation — Additional Information Relating to our Executive Compensation Program – Potential Payments Upon Termination or Change in Control" section below, require continued employment through the last day of the performance period and the date the actual award is paid. Payment of awards occurs as soon as administratively practicable after they are earned, but no later than within the timeline set forth in our Company Executive Incentive Plan.
We strongly believe that cash incentives based on corporate performance serve to align the interests of our executives with the interests of our stockholders because they focus executive attention on important metrics aligned with our long-term strategic goals aimed to drive the growth of long-term, sustainable stockholder value. We further believe that basing cash incentives on a mix of corporate performance and individual objectives is important to ensure that all executive officers are incentivized to perform, both individually and collectively.
Fiscal 2024 FY Executive Incentive Plan Performance Measures and Payout Opportunities
Under the FY Executive Incentive Plan for fiscal 2024, the talent and compensation committee selected the following performance measures for our executive officers’ cash-based incentive compensation: (1) ARR Growth, (2) Adjusted EBITDA Margin, and (3) individual objectives, which for purposes of calculating the total cash-based incentive compensation were weighted 50%, 20%, and 30%, respectively, with final payout amounts calculated on a straight line basis. See “Appendix A — Financial Metrics Definitions” for definitions of ARR Growth and Adjusted EBITDA Margin.
The maximum payout of a named executive officer’s target annual cash bonus opportunity under the FY Executive Incentive Plan for fiscal 2024 was 200% of their base salary:

(50% ARR Growth * 200% Maximum)	+	(20% Adjusted EBITDA Margin * 200% Maximum)	+	(30% Individual Objectives * 200% Maximum(1))	=	200% of Target Annual Cash Bonus Opportunity

(1)Individual Objectives are subject to adjustment within the talent and compensation committee’s discretion under the Company Executive Incentive Plan (as described below) with a maximum payout of 200%.
Assuming (i) at the low end of the range, (a) the threshold financial performance measure target for Adjusted EBITDA Margin was achieved, (b) the threshold financial performance measure target for ARR Growth was not achieved, and (c) a 0% achievement of individual performance objectives; and (ii) at the high end of the range, (a) the maximum financial performance measure targets were achieved for each of Adjusted EBITDA Margin and ARR Growth, and (b) 200% achievement of individual performance objectives, the potential cash incentive payout opportunities for each NEO (other than the CEO) for FY 2024 ranged from: (i) for Mr. Mulroy, from $53,300 to $820,000, (ii) for Mr. Levin, from $50,050 to $770,000, (iii) for Mr. Obishchenko, from $51,101 to $786,162, and (iv) for Mr. Warden, from $52,000 to $800,000. Annual cash bonuses are not guaranteed; if the threshold financial performance measure targets are not achieved (for each of ARR Growth and Adjusted EBITDA Margin) and the individual objectives are not achieved then an executive officer will not receive a cash bonus.
Fiscal 2024 FY Executive Incentive Plan Performance Targets and Earned FY 2024 Cash Incentive Awards
For FY 2024, our ARR Growth and Adjusted EBITDA Margin targets were set at 21% and 13.9%, respectively, and our actual performance for FY 2024 was 22% and 13.7%, respectively. Subsequent to year end, our talent and compensation committee met to review performance during the period and determined it was appropriate to adjust actual performance to remove certain acquisitions completed during FY 2024. As a result, the talent and compensation committee assessed the ARR Growth and Adjusted EBITDA Margin payout percentage for cash incentive award purposes at 68.5% and 131.9% of the original target levels, respectively.

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The above-referenced financial performance measure targets should not be interpreted as a prediction of how we will perform in future periods. As described above, the purpose of these financial performance measure targets was to establish a method for determining the payment of annual cash bonuses.
The annual cash bonuses paid to our named executive officers under the FY Executive Incentive Plan for fiscal 2024 are set forth in the table below.

Name		Target Incentive Opportunity		Actual Cash Incentive	Actual v. Target

	FY 2024 Base Salary ($)(1)	(as a % of base salary) (%)(2)	(in Dollars) ($)	Actual Earned FY 2024 Incentive ($)(3)	Total Bonus Payment as a % of Target Bonus Opportunity (%)

Oleg Shchegolev (4)	—	—	—	—	—
Brian Mulroy	410,000	100	410,000	442,438	107.9
Eugene Levin	385,000	100	385,000	348,864	90.6
Vitalii Obishchenko (5)	393,081	100	393,081	268,628	68.3
Andrew Warden	400,000	100	400,000	292,179	73
(1)Reflects annual base salaries for FY 2024.
(2)Target Incentive Opportunity assumes each named executive officer will meet their individual performance objectives at 100%.
(3)Within its discretion under the Company Executive Incentive Plan, the talent and compensation committee adjusted the maximum achievement of individual objectives to above 100% for Mr. Mulroy based on his contribution to, and achievement of, efficiencies in acquisition activity.
(4)Mr. Shchegolev voluntarily elected not to receive a base salary or cash incentive compensation in fiscal 2024.
(5)Mr. Obishchenko's employment is based in Amsterdam, Netherlands and his FY 2024 salary was set at Euro 363,353. Mr. Obishchenko’s base salary in Euros therefore differed from his actual paid US dollar based salary of $393,081 as a result of currency fluctuations. Mr. Obishchenko’s annual cash bonus amount in Euros was Euro 248,312 and therefore differed from his actual paid US dollar cash bonus of $268,628. For purposes of the disclosure in the table, the amounts paid to Mr. Obishchenko have been converted from Euros to USD using the average exchange rate for 2024 of 1 Euros to 1.082 USD.
LONG-TERM EQUITY BASED INCENTIVE COMPENSATION
Long-term equity incentive compensation in the form of equity awards is a significant and integral part of our overall executive compensation program. Granting equity awards to executives is standard practice within our peer group and industry, and is a necessary compensation component to attract and retain high caliber and experienced executive officers. Additionally, equity awards enable us to align our executive officers’ interests with those of our stockholders, because they focus executive attention on important metrics aligned with our long-term strategic goals, and motivates our executive officers to work towards achieving strong long-term stock price performance and stockholder value. The vesting of equity awards additionally fuels retention as it incentivizes our executives to stay with the Company until their equity vests.
Our 2021 Plan allows our Board, or the talent and compensation committee, to grant stock options, stock appreciation rights, restricted stock awards, restricted stock units, unrestricted stock awards, and/or dividend equivalent rights. Our Board has delegated these roles and responsibilities with respect to equity-based incentive compensation of our named executive officers to our talent and compensation committee.
We generally make equity incentive awards to executive officers (and certain other employees) in connection with promotions and new hires. Additionally, the Company makes annual equity incentive awards to executive officers (and sometimes to other employees as needed to create additional incentives in special circumstances) in connection with their total compensation package. For our NEOs, to determine the size of initial hire and subsequent annual equity grants, our talent and compensation committee generally considers prior executive performance, roles and

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responsibilities, the total cash compensation being provided to the executive, the executive’s ability to influence the Company’s long-term growth and business performance, prior equity grants and retention value, an analysis of our compensation peer group and broad-based compensation surveys (as applicable) prepared by our independent compensation consultant, and recommendations of the CEO (except with respect to his own equity award), among other factors. Additionally, the talent and compensation committee seeks to set total direct compensation (including at-risk equity compensation and fixed cash incentive compensation) at approximately the 50th percentile of what our peer group companies provide for overall combined compensation.
Restricted Stock Unit Awards.
We grant RSU awards to our executive officers and other employees. RSU awards align the interests of our executive officers and other employees with those of our stockholders and help manage the dilutive effect of our equity compensation program. Our RSU awards are subject to time-based vesting. Because RSU awards have value to the recipient even in the absence of stock price appreciation, RSU awards help us retain and incentivize employees during periods of market volatility, and also result in our granting fewer shares of common stock than through stock options of equivalent grant date fair value. For our executive officers, our talent and compensation committee typically grants RSU awards that vest over a three-year period following a one year cliff, with one-third vesting on the one year anniversary of the grant date and the remainder vesting in quarterly installments thereafter (see the footnotes to the table in “Executive Compensation — Outstanding Equity Awards at Fiscal Year-End” for vesting details of historical grants that differ from the aforementioned vesting schedule). We believe that RSUs subject to time-based vesting help incentivize our executive officers to build value that can be sustained over time. Due to the foregoing actual and perceived benefits of RSUs, the talent and compensation committee decided not to issue stock options as part of the executive compensation package for FY 2024 and instead to issue RSU and PSU awards.
Performance-Based Stock Unit Awards.
In 2024, we granted PSUs to our senior executive officers. PSU awards align the interests of our executive officers with those of our stockholders and incentivize the achievement of pre-established performance metrics intended to drive the growth of our business and long-term stockholder value. PSU awards help us retain and incentivize employees, align with our pay for performance philosophy as they are earned and vest only if we achieve specified performance metrics intended to drive the growth of our business. We believe that PSUs help incentivize our executive officers to build value that can be sustained over time.
The market-based vesting for the PSUs granted in fiscal 2024 is based on the percentile rank of the Company’s total stockholder return (“PSU TSR”) relative to the percentile rank of the PSU TSR of the companies comprising the Russell 2000 Index during a 3-year performance period that commenced on January 1, 2024 and ends on December 31, 2026. The relative PSU TSR percentile rank is calculated as follows:

(		)
	Numeric rank of Company’s PSU TSR(1) relative to the ranks of the PSU Peer Group’s(2) respective PSU TSR’s for the performance period(3)		x	100	=	Relative PSU TSR Percentile Rank

	(total companies in the PSU Peer Group)

(1)For purposes of the 2024 PSU awards, the PSU TSR is equal to, with respect to each of the Company and each member of the PSU Peer Group, respectively, the quotient of:
a.the sum of (i) the difference obtained by subtracting the applicable beginning stock price for such company from the applicable ending stock price for such company (using a 30-day average stock price at the beginning and ending of the performance period) plus (ii) all dividends and other distributions paid by such company during the performance period (which are treated as reinvested in additional shares of stock at the closing market price as of the ex-dividend date), divided by
b. the applicable beginning stock price for such company.
(2)PSU Peer Group means the companies that are constituents of the Russell 2000 Index as of January 1, 2024, which includes the Company.
(3)For the numeric rank, the company in the PSU Peer Group with the lowest PSU TSR in the Peer Group is ranked 1, and the remaining companies are ranked in ascending order based on PSU TSR.

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Provided that the Company’s PSU TSR for the performance period meets the minimum performance threshold below, the PSUs vest at the end of such three-year performance period and the payout is linear based on which percentile within the PSU Peer Group that the Company is ranked at the end of the performance period (e.g., 59th percentile vs. PSU Peer Group = 138% payout). The performance and payout scales applicable to the PSUs granted to our named executive officers in FY 2024 are as follows:

Threshold	Relative PSU TSR Percentile Rank	Payout (as % of Target)

Minimum performance:(1)	25th	50% of Target Payout
Target performance:	50th	100% of Target Payout
Maximum performance:(2)	75th	200% of Target Payout
(1)For achievement below the “minimum performance” threshold, no shares would be earned.
(2)No more than 200% of the target award could be earned.
The talent and compensation committee will determine achievement of the performance metrics, in consultation with its independent compensation consultant within 60 days after the last day of the performance period.
In establishing the PSU grants, the talent and compensation committee considered various models prepared by its independent compensation consultant. For fiscal 2024, Compensia modeled a hypothetical total stockholder return program measured against 3 different indices – Russell 3000, Russell 2000 and S&P Americas SmallCap Software & Services Index – which helped the talent and compensation committee evaluate the pros and cons of tying performance against published indices versus internally selected comparator groups. The talent and compensation committee also reviewed various models of different measurement approaches – such as percentile rank vs. index, points vs. index and points vs. median – and different payout scales – such as percentile rank, points vs. median and points vs. index.
Stock Options.
Prior to fiscal 2024, the Company granted stock options to our executive officers. The talent and compensation committee believed that options to purchase shares of our Class A common stock, with an exercise price equal to the market price of our common stock on the date of grant, were inherently tied to both individual and Company performance and were an effective tool to motivate our executive officers to build stockholder value by increasing the stock price. Stock options create an incentive where our executive officers can only realize an upside in value to the extent that the market price of our common stock increases during the period that the option is outstanding, which provides a strong incentive to our executive officers to increase stockholder value following the grant date. Further, because these options typically vest over a four-year period, following a one-year cliff, they incentivize our executive officers to build value that can be sustained over time. As noted above, for fiscal 2024 the talent and compensation committee decided to forgo the issuance of stock options in favor of RSU and PSU awards.
Approved Equity Award Value and Calculation of Shares.
Generally, in the first quarter of each fiscal year, the talent and compensation committee approves an overall intended target value to be awarded to each executive officer after considering the factors described above. Once the equity award value has been determined, the number of RSUs to be granted and the target number of PSUs are each adjusted and calculated using the closing price of our common stock on the NYSE on the date of the grant. In the case of PSUs, the final payout is based on the talent and compensation committee’s certification of the achievement of the performance goal, as described below. As a result, the intended target value of an equity awards approved by the talent and compensation committee may differ from the grant date fair values of the RSU and PSU awards as computed in accordance with ASC Topic 718, which are shown in the 2024 Summary Compensation Table.

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2024 Equity Awards.
In February 2024, after considering the factors described above, the talent and compensation committee approved annual equity award values for each named executive officer. The mix for these annual equity awards consists of 20% PSU awards and 80% RSU awards for all named executive officers (other than the CEO), and 50% PSU awards and 50% RSU awards for the CEO, based on the value of the awards approved as described herein. The RSUs vest over a three-year period following a one-year cliff, with one-third vesting on the one-year anniversary of the grant date and the remainder vesting in quarterly installments thereafter, subject to continued employment through the vesting date. The vesting of the 2024 PSU awards is described above under “— Long-Term Equity Based Incentive Compensation – Performance-Based Stock Unit Awards”. For these PSU awards, the talent and compensation committee will not certify the level of achievement for the percentile ranks until 2027 (following the end of the performance period).
The table below shows the intended equity award value approved for our named executive officers in fiscal 2024, the resulting number of RSUs actually awarded and the intended number of PSUs awards assuming the target performance threshold is met. No stock options were granted to our named executive officers in 2024. We note that the reported values in our 2024 Summary Compensation Table — see “Executive Compensation — 2024 Summary Compensation Table” — may differ from the values reflected below due to fluctuations in our stock price prior to the actual grant date.

Named Executive Officer	Total Approved Value ($) (1)(2)	Actual Restricted Stock Units (#)	Approved Performance-Based Stock Units (#) (2)(3)

Oleg Shchegolev	8,000,000	318,471	318,471
Brian Mulroy	3,500,000	222,929	55,732
Eugene Levin	3,000,000	191,082	47,770
Vitalii Obishchenko	3,000,000	191,082	47,770
Andrew Warden	2,500,000	159,235	39,808
(1)Represents the total aggregate award values approved by the talent and compensation committee. The grant date fair value of the RSU and PSU awards, as computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”), Topic 718 is reported in the 2024 Summary Compensation Table.
(2)The ultimate value received is dependent upon the relative PSU TSR percentile rank of the Company as compared to the PSU Peer Group (Russell 2000 Index) during a 3-year performance period ending December 31, 2026, as described above under “— Long-Term Equity Based Incentive Compensation – Performance-Based Stock Unit Awards”.
(3)The amount reflects the number of approved performance-based stock units calculated using the grant date fair value of performance-based stock units awarded, calculated in accordance with FASB ASC Topic 718. Such grant date fair values do not take into account any estimated forfeitures related to service-based vesting conditions or the achievement of the market-based vesting conditions. The assumptions used in calculating the grant date fair value reported in this column are set forth in Note 14 of our consolidated financial statements included in our 2024 Annual Report. The amounts reported in this column reflect the accounting cost for these performance-based stock units and do not correspond to the actual economic value that may be received by the named executive officer upon the vesting or settlement of the performance-based stock unit awards or any sale of the underlying shares of Class A common stock. The amounts reported in this column for performance-based stock units is based upon the probable outcome of the market-based vesting conditions, which is assumed to be the target level of achievement (50th percentile rank for the Company’s relative PSU TSR ).
OTHER BENEFITS
Benefits and Perquisites
For fiscal 2024, our named executive officers were eligible for the same benefits and on the same terms as are available to our other employees generally, including medical, dental, and vision benefits, group term life and long-term disability insurance and participation, and in the United States (“U.S.”), participation in our 401(k) plan and parking benefits. Mr. Obishchenko’s employment is based in Amsterdam, Netherlands and thus he is also eligible for other benefits that are made available to our employees in the Netherlands on the same terms as are available to such other

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Dutch employees generally, including a flexi benefit that provides economical support for hobbies, education, and wellness expenses, payment for public transportation costs to and from the office, and therapy services. Mr. Obishchenko elected not to receive such flexi benefit in fiscal 2024. Additionally, the Company assists our named executive officers with filings required under Section 13 of the Exchange Act.
We do not have any programs for providing executive perquisites or other personal benefits to our named executive officers.
As noted above, we maintain a tax-qualified retirement plan that provides all regular U.S. employees with an opportunity to save for retirement on a tax-advantaged basis. Under our 401(k) plan, participants may elect to defer a portion of their compensation on a pre- or post-tax basis and have it contributed to the plan subject to applicable annual limits under the Internal Revenue Code of 1986, as amended. Pre- and post-tax contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participants’ directions. Employee elective deferrals are 100% vested at all times. As a U.S. tax-qualified retirement plan, contributions to the 401(k) plan and earnings on those contributions are not taxable to the employees until distributed from the 401(k) plan and all contributions are deductible by us when made. We provide a matching contribution of 50% of employee contributions on the first 3% of eligible compensation and 50% of employee contributions for the next 2% of eligible compensation, up to the IRS annual contribution limits.
SEVERANCE AND RELATED BENEFITS
For a description of severance and related equity vesting acceleration, see “Executive Compensation — Additional Information Relating to Executive Compensation Program – Employment Agreements; Severance Overview” and “Executive Compensation — Additional Information Relating to Executive Compensation Program – Potential Payments Upon Termination or Change in Control”.
Our goal in providing these severance and change in control payments and benefits is to attract high caliber and experienced executive officers, and offer sufficient continuity protection and consistent severance benefits among all executive officers such that our named executive officers will focus their full time and attention on the requirements of the business rather than the potential implications for their respective positions.
COMPENSATION RISK OVERSIGHT
As part of its compensation philosophy and objectives, and as part of the Board’s overall oversight of risk management, our talent and compensation committee focuses on identifying and reducing compensation-related incentives that could expose the Company to imprudent and undue risk that might harm the Company or our stockholders. Our talent and compensation committee does this while weighing competing considerations of our overall business, strategy, and objectives.
Our talent and compensation committee periodically reviews its overall strategy, policies, and practices to identify actual and potential risks that may arise from the compensation program. In addition, our compensation committee has engaged Compensia to independently review our executive compensation program with an eye towards identifying potential risks. Our executive officers currently receive a mix of compensation elements that we believe minimizes such risks – base salaries are fixed in amount and thus do not encourage any risk-taking; cash incentive compensation, in the form of annual bonuses, are tied to overall corporate performance and achievement of individual objectives, and certain elements of our long-term equity incentives are tied to overall corporate performance, which encourages our executive offices to focus both on short-term success without jeopardizing long-term success, and vice versa. The short-term and long-term incentives counterbalance each other decreasing the likelihood that our executive officers will pursue any one measure to the detriment of overall financial performance. Additionally, as described in the “Clawback Policy” section below, we have adopted a clawback policy that helps mitigate risk by requiring covered executives to repay any excess compensation erroneously received by the covered executive during the covered period. We therefore do not believe that our executive compensation program creates risks that are reasonably likely to have a material adverse effect on us.

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ADDITIONAL COMPENSATION PRACTICES AND POLICIES
Share Ownership Guidelines
We have a Share Ownership Retention Policy that is applicable to our independent directors who participate in the Company’s non-employee compensation program and those employees who have been designated as “officers” for purposes of Section 16 of the Exchange Act. The Share Ownership Retention Policy is aimed at guiding such non-employee directors and Section 16 officers in retaining long-term ownership of the Company’s equity in order to further align their personal financial interests with the long-term interest of our stockholders. The Share Ownership Retention Policy applies to all awards of equity compensation granted under any of the Company’s equity incentive plans (including all awards that were outstanding as of the adoption of the policy in October 2023).
The Share Ownership Retention Policy requires that the CEO, other covered Section 16 officers, and other non-employee directors hold at least 5x, 1x, and 3x, respectively, of their annual base salary or annual cash retainer (as applicable) by the later of December 31, 2024 or the date that is five years from the date that they became subject to the policy. While Oleg Shchegolev elected not to take a base salary in fiscal 2024, we note that Mr. Shchegolev’s direct and indirect holdings result in Mr. Shchegolev being our largest stockholder.
The Share Ownership Retention Policy also includes certain share retention obligations that apply to officers and directors who have not met the minimum equity ownership requirements or who cease to hold the minimum equity ownership at any time following such date. While our Share Ownership Retention Policy does not yet apply to all of our officers and directors, we note that each officer and director owns sufficient shares as of December 31, 2024 to meet the obligations in the policy.
Clawback Policy
In October 2023, the Company adopted a Compensation Recovery Policy, which applies to all executive officers or employees who are subject to the reporting requirements of Section 16 of the Exchange Act. The policy provides that, if we are required to prepare an accounting restatement of previously issued financial statements of the Company due to our material non-compliance with any financial reporting requirement under the securities law caused by a covered executive’s intentional misconduct, the covered executive is required to repay to us any excess compensation erroneously received by the covered executive during the covered period. For purposes of this policy, excess compensation means any annual cash bonus and long-term performance-based equity incentive compensation received by a covered executive during the three-year period preceding the publication of the restated financial statement that the talent and compensation committee determines was in excess of the amount that such covered executive would have received had such annual cash bonus and long-term equity incentive compensation been calculated based on the financial results reported in the restated financial statement. The talent and compensation committee may, in limited circumstances, elect to not recover erroneously awarded compensation if the talent and compensation committee determines the recovery would be impracticable and certain other conditions are met.
Additionally, as a public company, if we are required to restate our financial results due to our material noncompliance with any financial reporting requirements under the federal securities laws as a result of misconduct, our CEO and Chief Financial Officer may be legally required to reimburse us for any bonus or other incentive-based or equity-based compensation they receive in accordance with the provisions of Section 304 of the Sarbanes-Oxley Act of 2002. A copy of our clawback policy was filed as Exhibit 97.1 in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023.
Insider Trading Policy
We maintain an insider trading policy governing the purchase, sale, and other dispositions of our securities that are applicable to all of our directors, officers, employees, and consultants. Additionally, it is the Company’s policy to comply with, and we believe our insider trading policy is reasonably designed to ensure compliance with, federal securities laws and the applicable exchange listing requirements. A copy of our insider trading policy was filed as Exhibit 19.1 in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

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Anti-Hedging and Anti-Pledging Policies
Certain transactions in our securities (such as purchases and sales of publicly traded put and call options, and short sales) create a heightened compliance risk or could create the appearance of misalignment between management and stockholders. In addition, securities held in a margin account or pledged as collateral may be sold without consent if the owner fails to meet a margin call or defaults on the loan, thus creating the risk that a sale may occur at a time when an officer or director is aware of material, non-public information or otherwise is not permitted to trade in company securities. Our Insider Trading Policy applies to all transactions in our securities by our employees, officers, and directors, and prohibits the following transactions in our securities: short sales (unless the sale is part of a permitted “cashless” exercise of stock options), the purchase or sale of derivative securities or hedging transactions, the use of our securities as collateral subject to margin calls, and the pledge of securities as collateral for loans.
Equity Grant Practices
Our general practice is to not grant equity awards in anticipation of the release of material nonpublic information or time the release of material nonpublic information for the purpose of affecting the value of executive compensation. Although we do not have a formal policy with respect to the timing of our equity award grants, the talent and compensation committee has historically granted such awards on an annual cycle, though it has, from time to time, made grants at other times (for example, in connection with hiring and promotions). In fiscal year 2024, we did not grant equity awards to our NEOs during the four business days before, or one business day after, the filing of our periodic reports or the filing or furnishing of a Form 8-K that discloses material nonpublic information.
Succession Planning
Our Board (or a committee designated by our Board) periodically, in consultation with the talent and compensation committee, performs an evaluation of the Company’s succession plans for our CEO and other key officers of the Company to ensure adequate succession plans are in place and to periodically review their performance.
Indemnification of Officers and Directors
We have agreed to indemnify our directors and officers in certain circumstances. See “Certain Relationships and Related Person Transactions—Limitation of Liability and Indemnification of Officers and Directors.”
Tax and Accounting Considerations
We have not provided or agreed to provide any of our executive officers with a gross-up or other reimbursement for tax amounts they might pay pursuant to Section 4999 or Section 409A of the Internal Revenue Code of 1986 (the “Code”), or otherwise. Sections 280G and 4999 of the Code provide that executive officers and directors who hold significant equity interests and certain other service providers could be subject to significant additional taxes if they receive payments or benefits in connection with a change in control of our Company that exceed certain limits, and that we or our successor could lose a deduction on the amounts subject to the additional tax. Section 409A also imposes additional significant taxes on the individual in the event that an employee, director or service provider receives “deferred compensation” that does not meet the requirements of Section 409A.
Generally, Section 162(m) of the Code disallows a federal income tax deduction for public company compensation in excess of $1 million paid for any fiscal year to “covered employees” of the company.
The talent and compensation committee believes that stockholder interests are best served if the committee retains maximum flexibility to design executive compensation programs that meet stated business objectives. For these reasons, the talent and compensation committee, while considering tax deductibility as a factor in determining executive compensation, may not limit such compensation to those levels that will be deductible.

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Report of the Talent and Compensation Committee of the Board of Directors
The information contained in this report shall not be deemed to be (1) “soliciting material”; (2) “filed” with the SEC; (3) subject to Regulations 14A or 14C of the Exchange Act; or (4) subject to the liabilities of Section 18 of the Exchange Act. This report shall not be deemed incorporated by reference into any of our other filings under the Exchange Act or the Securities Act, except to the extent that we specifically incorporate it by reference into such filing.
The talent and compensation committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based on the review and discussions, the talent and compensation committee recommended to our Board that the Compensation Discussion and Analysis be included in this Proxy Statement, which is incorporated by reference in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.
Respectfully submitted by the members of the talent and compensation committee of the Board:
Talent and Compensation Committee
Steven Aldrich (Chairperson)
Dylan Pearce
Trynka Shineman Blake

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Executive Compensation

2024 Summary Compensation Table
The following table presents information regarding the compensation awarded to, earned by and paid to each individual who served as one of our named executive officers during the fiscal years indicated.

Name and Principal Position(1)	Year	Salary ($)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)

Oleg Shchegolev Co-Founder and Chief Executive Officer	2024	—	7,999,992	—	—	770	8,000,762
	2023	—	1,989,129	2,355,096	—	9,120	4,353,345
	2022	—	4,500,000	1,500,000	—	10,359	6,010,359
Brian Mulroy(6) Chief Financial Officer	2024	408,116	3,499,982	—	442,438	17,176	4,367,712
	2023	284,615	2,849,997	1,249,998	280,940	13,964	4,679,514
Eugene Levin President	2024	383,116	2,999,981	—	348,864	19,042	3,751,003
	2023	370,481	981,267	1,140,760	361,406	5,465	2,859,379
	2022	341,154	1,800,000	600,000	110,067	8,772	2,859,993
Vitalii Obishchenko(7) Chief Operating Officer	2024	391,358	2,999,981	—	268,628	—	3,659,967
	2023	388,516	981,267	1,140,760	357,213	4,598	2,872,354
Andrew Warden Chief Marketing Officer	2024	400,000	2,499,980	—	292,179	15,660	3,207,819

(1)Principal positions reflect positions held during FY 2024. Messrs. Mulroy and Obishchenko were not an NEO in 2022. Mr. Warden was not an NEO in 2023 and 2022.
(2)The amount reflects the grant date fair value of restricted stock units and performance-based stock units awarded during the year presented, calculated in accordance with FASB ASC Topic 718. Such grant date fair values do not take into account any estimated forfeitures related to service-based vesting conditions or the achievement of the performance-based or market-based vesting conditions. The assumptions used in calculating the grant date fair value reported in this column are set forth in Note 14 of our consolidated financial statements included in our 2024 Annual Report. The amounts reported in this column reflect the accounting cost for these restricted stock units and performance-based stock units and do not correspond to the actual economic value that may be received by the named executive officer upon the vesting or settlement of the restricted stock unit and performance-based stock unit awards or any sale of the underlying shares of Class A common stock. The amounts reported in this column for performance-based stock units is based upon the probable outcome of the performance-based and/or market-based vesting conditions, as applicable, which is assumed to be the target level of achievement (50th percentile rank for relative PSU TSR). For information on potential maximum achievement of performance-based stock units, see “2024 Grants of Plan-Based Awards Table“ below.

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(3)The amount reflects the grant date fair value of stock option awards granted in the year presented, calculated in accordance with FASB ASC Topic 718. Such grant date fair values do not take into account any estimated forfeitures related to service-based vesting conditions. The assumptions used in calculating the grant date fair value of the stock options reported in this column are set forth in Note 14 of our consolidated financial statements included in our 2024 Annual Report. The amounts reported in this column reflect the accounting cost for these stock options and do not correspond to the actual economic value that may be received by the named executive officer upon the exercise of the stock option or any sale of the underlying shares of Class A common stock.
(4)The amounts reflect the annual cash incentive compensation, in the form of cash bonuses, earned with respect to fiscal 2024, 2023, and 2022 under the FY Executive Incentive Plan for fiscal 2024, fiscal 2023 and fiscal 2022, respectively, based upon the achievement of certain financial performance measure targets and individual performance objectives. For more information on these bonuses, see the description of the annual cash incentive compensation under “CD&A — Executive Compensation Program Elements – Annual Cash Incentive Compensation”.
(5)For Mr. Shchegolev the amounts reported represent parking benefits for the years ended December 31, 2024 and 2023, and parking benefits and company paid life insurance premiums for the year ended December 31, 2022; for Mr. Mulroy, the amounts reported represent parking benefits, 401(k) matching contributions, and company paid life insurance premiums for the years ended December 31, 2024 and 2023; for Mr. Levin, the amounts reported represent 401(k) matching contributions and company paid life insurance premiums for the year ended December 31, 2024, parking benefits, 401(k) matching contributions and company paid life insurance premiums for the year ended December 31, 2023, and parking benefits and company paid life insurance premiums for the year ended December 31, 2022; for Mr. Obishchenko, the amount reported represents a flexi benefit received during the year ended December 31, 2023; and for Mr. Warden, the amount reported represent 401(k) matching contributions and company paid life insurance premiums for the year ended December 31, 2024.
(6)Mr. Mulroy's employment with the Company commenced in April 2023. Mr. Mulroy’s annual cash incentive compensation for FY 2023 was prorated to take into account his partial year of employment.
(7)Amounts paid to Mr. Obishchenko have been converted from Euros to USD using the average exchange rate of 1 Euros to 1.082 USD and 1 Euros to 1.081 USD for FY 2024 and FY 2023, respectively.

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2024 Grants of Plan-Based Awards Table
The following table shows information regarding grants of plan-based awards during the fiscal year ended December 31, 2024 to our named executive officers.

Name	Award Type	Grant Date	Approval Date(1)	Estimated Future Payouts Under Non-Equity Incentive Plan Awards (2)			Estimated Future Payouts Under Equity Incentive Plan Awards (3) ($)			All other Stock Awards: Number of Shares or Stock or Units (#)(4)	Grant Date Fair Value of Stock and Option Awards ($)(5)

				Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Oleg Shchegolev(6)	Cash Bonus
	PSU	3/1/2024	2/23/2024				159,236	318,471	636,942		3,999,996
	RSU	3/1/2024	2/23/2024							318,471	3,999,996
Brian Mulroy	Cash Bonus	3/1/2024	2/23/2024	309,550	410,000	697,000
	PSU	3/1/2024	2/23/2024				27,866	55,732	111,464		699,994
	RSU	3/1/2024	2/23/2024							222,929	2,799,988
Eugene Levin	Cash Bonus	3/1/2024	2/23/2024	290,675	385,000	654,500
	PSU	3/1/2024	2/23/2024				23,885	47,770	95,540		599,991
	RSU	3/1/2024	2/23/2024							191,082	2,399,990
Vitalii Obishchenko(7)	Cash Bonus	3/1/2024	2/23/2024	296,776	393,081	668,238
	PSU	3/1/2024	2/23/2024				23,885	47,770	95,540		599,991
	RSU	3/1/2024	2/23/2024							191,082	2,399,990
Andrew Warden	Cash Bonus	3/1/2024	2/23/2024	302,000	400,000	680,000
	PSU	3/1/2024	2/23/2024				19,904	39,808	79,616		499,988
	RSU	3/1/2024	2/23/2024							159,235	1,999,992
(1)The “Approval Date” refers to the date on which the talent and compensation committee approved the grants reported in the table.
(2)The amounts reported in the "Estimated Future Payouts Under Non-Equity Incentive Plan Awards" column (including all sub-columns) assume 100% achievement of the individual performance objectives component of the annual cash incentive compensation awarded under the Company’s Executive Incentive Plan. The sub-column "Threshold" reflects the threshold payment level of the financial performance measures component (for each of ARR Growth and Adjusted EBITDA Margin) of the FY Executive Incentive Plan for fiscal 2024 for each of the named executive officers (other than the CEO). The sub-column "Maximum" reflects the maximum payment level of the financial performance measures component (for each of ARR Growth and Adjusted EBITDA Margin) of the FY Executive Incentive Plan for fiscal 2024 for each of the named executive officers (other than the CEO), which provided the potential to earn a maximum of 170% of the target cash incentive compensation bonus opportunity. If instead the sub-column "Maximum" also assumes 200% maximum achievement of the individual performance objectives component, then the estimated maximum future payouts of the annual cash incentive compensation would be (i) for Mr. Mulroy, $820,000, (ii) for Mr. Levin, $770,000, (iii) for Mr. Obishchenko, $786,162, and (iv) for Mr. Warden, $800,000. For more details on the annual cash incentive compensation see “CD&A — Executive Compensation Program Elements – Annual Cash Incentive Compensation.” Non-equity incentive plan awards actually paid by the Company for services rendered in fiscal 2024 are reported in the "Non-Equity Incentive Plan Compensation" column of the 2024 Summary Compensation Table above.
(3)The amount reflects the number of approved performance-based stock units calculated at the threshold, target, and maximum payment levels of PSU awards granted under the 2021 Plan, using the grant date fair value of performance-based stock units awarded, calculated in accordance with FASB ASC Topic 718. Such grant date fair values do not take into account any estimated forfeitures related to service-based vesting conditions or the achievement of the market-based vesting conditions. The assumptions used in calculating the grant date fair value reported in this column are set forth in Note 14 of our consolidated financial statements included in our 2024 Annual Report. The amounts reported in this column reflect the accounting cost for these performance-based stock units and do not correspond to the actual economic value that may be received by the named executive officer upon the vesting or settlement of the performance-based stock unit awards or any sale of the underlying shares of Class A common stock. These PSU awards are contingent upon achievement of certain market-based vesting conditions over the three-year performance period ending December 31, 2026, subject to the named executive officer’s continued employment through the vesting date of such awards. The market-based vesting conditions and other terms of the PSUs are described in

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“CD&A — Executive Compensation Program Elements – Long-Term Equity Based Incentive Compensation – Performance-Based Stock Unit Awards.”
(4)Consists of RSUs granted under our 2021 Plan. Each RSU award vests over a three-year period following a one year cliff, with one-third vesting on the one year anniversary of the grant date and the remainder vesting in quarterly installments thereafter, subject to the named executive officer’s continued employment through each such vesting date.
(5)The amounts reflect the grant date fair value of restricted stock units and performance-based stock units awarded (as applicable) during the year presented, calculated in accordance with FASB ASC Topic 718. Such grant date fair values do not take into account any estimated forfeitures related to service-based vesting conditions or the achievement of the market-based vesting conditions. The assumptions used in calculating the grant date fair value reported in this column are set forth in Note 14 of our consolidated financial statements included in our 2024 Annual Report. The amounts reported in this column reflect the accounting cost for these restricted stock units and performance-based stock units (as applicable) and do not correspond to the actual economic value that may be received by the named executive officer upon the vesting or settlement of the restricted stock unit awards and performance-based stock unit awards or any sale of the underlying shares of Class A common stock. The amounts reported in this column for performance-based stock units is based upon the probable outcome of the market-based vesting conditions, which is assumed to be the target level of achievement (50th percentile rank for relative PSU TSR ).
(6)Mr. Shchegolev voluntarily elected not to receive cash incentive compensation in fiscal 2024.
(7)Mr. Obishchenko’s employment is based in Amsterdam, Netherlands and his FY 2024 salary and target cash bonus was set at Euro 363,353. Mr. Obishchenko’s base salary and target cash bonus in Euros therefore differed from his actual paid US dollar based salary and target cash bonus of $393,081, as a result of currency fluctuations. For purposes of the disclosure in the table, the target cash bonus, and related threshold and maximum potential payout calculations, to Mr. Obishchenko have been converted from Euros to USD using the average exchange rate of 1 Euros to 1.082 USD and 1 Euros to 1.081 USD for FY 2024 and FY 2023, respectively.

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Outstanding Equity Awards at Fiscal Year-End
The following table provides information regarding outstanding equity awards held by our named executive officers as of December 31, 2024.

		Option Awards				Equity Awards

Name	Grant Date(1)	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)(2)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)(2)

Oleg Shchegolev	4/1/2022(3)	158,599	80,254	11.96	4/1/2032
	4/1/2022(4)					47,032	558,740
	4/1/2022(5)							250,836	2,979,932
	3/1/2023(3)	198,535	279,172	7.93	4/1/2033
	3/1/2023(4)					156,772	1,862,451
	3/1/2024(7)					318,471	3,783,435
	3/1/2024(8)							318,471	3,783,435
Brian Mulroy	5/4/2023(3)	99,388	123,428	9.26	5/4/2033
	5/4/2023(4)					84,368	1,002,292
	3/1/2024(7)					222,929	2,648,397
	3/1/2024(8)							55,732	662,096
Vitalii Obishchenko	9/24/2020(6)	60,000		1.86	9/24/2030
	4/1/2021(3)	71,956	6,908	12.78	4/1/2031
	4/1/2021(4)					4,890	58,093
	4/1/2022(3)	63,439	32,102	11.96	4/1/2032
	4/1/2022(4)					18,813	223,498
	4/1/2022(5)							100,334	1,191,968
	4/21/2023(3)	79,413	111,669	9.78	4/21/2033
	4/21/2023(4)					62,709	744,983
	3/1/2024(7)					191,082	2,270,054
	3/1/2024(8)							47,770	567,508

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		Option Awards				Equity Awards

Name	Grant Date(1)	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)(2)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)(2)

Eugene Levin	7/31/2019(9)	111,408		1.23	7/31/2029
	4/1/2022(3)	63,439	32,102	11.96	4/1/2032
	4/1/2022(4)					18,813	223,498
	4/1/2022(5)							100,334	1,191,968
	4/21/2023(3)	79,414	111,668	9.78	4/21/2033
	4/21/2023(4)					62,709	744,983
	3/1/2024(7)					191,082	2,270,054
	3/1/2024(8)							47,770	567,508
Andrew Warden	10/1/2021(3)	89,643	24,089	23.83	10/1/2031
	10/1/2021(4)					14,163	168,256
	4/1/2022(3)	42,293	21,401	11.96	4/1/2032
	4/1/2022(4)					12,541	148,987
	4/1/2022(5)							66,889	794,641
	4/21/2023(3)	52,943	74,445	9.78	4/21/2033
	4/21/2023(4)					41,806	496,655
	3/1/2024(7)					159,235	1,891,712
	3/1/2024(8)							39,808	472,919
(1)Each of the outstanding equity awards in the table above that were granted prior to our initial public offering were granted pursuant to our Amended and Restated 2019 Stock Option and Grant Plan (the “2019 Plan”) and each of the outstanding equity awards in the table above that were granted upon or following our initial public offering were granted under our 2021 Plan.
(2)Represents the fair market value of the unvested shares of our Class A common stock as of December 31, 2024 based upon the closing market price of our Class A common stock on December 31, 2024 of $11.88.
(3)The shares underlying this option vest as follows: 25% of the shares vest on the first anniversary of the grant date and the remaining 75% vest in installments of 2.07% of the shares each month thereafter through the thirty-fifth (35th) month and 2.5% of the shares vest on the thirty-sixth (36th) month, subject to the named executive officer’s continued service with us through the applicable vesting date. With respect to this option award, in the case of a “sale event” (as defined in the 2021 Plan) in which outstanding awards are assumed, continued, or substituted by a successor entity, and the award holder’s employment or service relationship with us terminates, such holder’s awards will vest in full as of the date of termination if such termination occurs (i) within 12 months after such sale event or change of control, or 3 months prior to such event, and (ii) such termination is by us without “cause” (as defined in the 2021 Plan) or by such holder for “good reason” (as defined in the applicable award agreement). In the event the award is not assumed, continued, or substituted by a successor entity in connection with a sale event, the award will vest in full as of the sale event.

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(4)This restricted stock unit award vests as follows: 25% of the restricted stock units vest on the first anniversary of the grant date, and the remainder vest in quarterly installments over a 36-month period thereafter, starting on the first day of the third month following the first anniversary of the grant date, at a rate of 6.25% of such restricted stock units each quarter, subject to the named executive officer’s continued service with us through each applicable vesting date. With respect to this award, in the case of a “sale event” (as defined in the 2021 Plan) in which outstanding awards are assumed, continued, or substituted by a successor entity, and the award holder’s employment or service relationship with us terminates, such holder’s awards will vest in full as of the date of termination if such termination occurs (i) within 12 months after such sale event or change of control or 3 months prior to such event, and (ii) such termination is by us without “cause” (as defined in the 2021 Plan) or by such holder for “good reason” (as defined in the applicable award agreement). In the event the award is not assumed, continued, or substituted by a successor entity in connection with a sale event, the award will vest in full as of the sale event.
(5)This performance-based stock unit award, representing the right to receive an equal number of shares of our Class A common stock, is scheduled to vest as of the date the 2021 Plan administrator determines the vesting conditions have been met following the end of the performance period on December 31, 2025. The vesting conditions consist of (i) continued service with us through the vesting date and (ii) the achievement of certain financial metrics with respect to our financial performance for fiscal year 2025. With respect to this PSU, upon a “sale event” (as defined in the 2021 Plan), the 2021 Plan administrator determines whether the financial performance metrics have been achieved as of the date of such sale event, and if achieved, the restrictions and conditions on vesting in the PSU award agreement will lapse immediately prior to the sale event with respect to a pro-rated portion of the award that is determined to be earned, with the pro-rated amount calculated based on the amount of time in the performance period that has elapsed as of the date of the sale event. Additionally, if the executive officer’s service relationship terminates prior to the end of the performance period due to the executive officer’s death or disability (as defined in Treasury Regulation Section 1.409A-3(i)(4)) a pro-rated portion of the award, calculated based on the number of days that have elapsed in the performance period prior to the executive officer’s death or disability, will remain eligible to be earned at the end of the performance period contingent upon achievement of the performance metrics.
(6)This option award is fully vested.
(7)This restricted stock unit award vests as follows: 33% of the restricted stock units vest on the first anniversary of the grant date, and the remainder vests in quarterly installments over a 24-month period thereafter, starting on the first day of the third month following the first anniversary of the grant date, at a rate of 12.5% of such restricted stock units each quarter, subject to the named executive officer’s continued service with us through each applicable vesting date. With respect to this award, in the case of a “sale event” (as defined in the 2021 Plan) in which outstanding awards are assumed, continued, or substituted by a successor entity, and the award holder’s employment or service relationship with us terminates, such holder’s awards will vest in full as of the date of termination if such termination occurs (i) within 12 months after such sale event or change of control or 3 months prior to such event, and (ii) such termination is by us without “cause” (as defined in the 2021 Plan) or by such holder for “good reason” (as defined in the applicable award agreement). In the event the award is not assumed, continued, or substituted by a successor entity in connection with a sale event, the award will vest in full as of the sale event.
(8)This performance-based restricted stock unit, representing the right to receive an equal number of shares of our Class A common stock, are scheduled to vest as of the date the 2021 Plan administrator determines the vesting conditions have been met following the end of the performance period on December 31, 2026. The number of shares that will vest is based on the percentile rank of our relative total stockholder return as compared to the total stockholder return rank of the companies comprising the Russell 2000 Index as of January 1, 2024. The vesting conditions consist of (i) continued service with us through the vesting date and (ii) achieving at least the threshold percentile rank of our relative total stockholder return. With respect to these awards, upon a “sale event” (as defined in the 2021 Plan), the 2021 Plan administrator determines whether the financial performance metrics have been achieved as of the date of such sale event and if achieved the restrictions and conditions on vesting in the award agreement will lapse immediately prior to the sale event with respect to portion of the award that is deemed earned. Additionally, if the executive officer’s service relationship terminates prior to the end of the performance period due to the executive officer’s death or disability (as defined in Treasury Regulation Section 1.409A-3(i)(4)) the award will remain eligible to be earned at the end of the performance period contingent upon achievement of the performance metrics.
(9)This option award is fully vested.

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2024 Option Exercises and Stock Vested Table

	Option Awards		Stock Awards

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($) (1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($) (2)

Oleg Shchegolev	—	—	125,418	1,740,018
Brian Mulroy	—	—	223,407	2,892,324
Vitalii Obishchenko	—	—	59,947	833,023
Eugene Levin	628,928	8,378,862	50,166	695,990
Andrew Warden	—	—	47,607	662,418
(1)The value realized on exercise equals the number of shares multiplied by the difference between (a) either (i) the actual sale price of our Class A common stock underlying the options exercised if the shares were immediately sold, or (ii) the closing price per share of our Class A common stock as reported on the New York Stock Exchange on the date of exercise if the shares were held, and (b) the applicable exercise price of such stock options.
(2)The value realized on vesting equals the closing price per share of our Class A common stock as reported on the New York Stock Exchange on the vesting date multiplied by the gross number of shares acquired on vesting.
PENSION BENEFITS
None of our named executive officers participates in or has account balances in qualified or non-qualified defined benefit plans sponsored by us.
NONQUALIFIED DEFERRED COMPENSATION
Our named executive officers did not participate in, or earn any benefits under, a nonqualified deferred compensation plan sponsored by us during the year ended December 31, 2024.

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Additional Information Relating to Executive Compensation Program
EMPLOYMENT AGREEMENTS; SEVERANCE OVERVIEW
Messrs. Shchegolev, Mulroy and Warden
Pursuant to the employment agreements with each of Oleg Shchegolev, Brian Mulroy and Andrew Warden, if such officer resigns for “good reason” or we terminate his employment without “cause” (each as defined in their respective employment agreement), then the executive officer will be eligible to receive the following severance benefits (less applicable withholdings): (1) severance pay equal to 100% of the officer’s then-current base salary for a period of twelve months, six months and six months, with respect to Mr. Shchegolev, Mr. Mulroy and Mr. Warden, respectively, paid in installments; and (2) reimbursement of COBRA premiums for the officer and his eligible dependents from the last day of employment until the earlier of: (i) twelve months, six months and six months, with respect to Mr. Shchegolev, Mr. Mulroy and Mr. Warden, respectively, or (ii) the time the officer accepts employment with another employer that provides comparable benefits.
Alternatively, if such officers resign for “good reason” or his employment is terminated without “cause” by us or a successor, in either case within three months prior to or within 12 months following a “sale event” (as defined in the employment agreement), the officer will be eligible to receive the following severance benefits (less applicable withholdings): (1) severance pay equal to 150%, 100% and 100%, with respect to Mr. Shchegolev, Mr. Mulroy and Mr. Warden, respectively, of the officer’s then-current base salary for a period of 12 months, paid in a single lump sum within 60 days following the officer’s last day of employment; (2) a bonus calculated at 100% achievement of all company and individual performance objectives, paid in a single lump sum within 60 days following the officer’s last day of employment; (3) reimbursement of COBRA premiums for the officer and his or her eligible dependents from the last day of employment until the earlier of: (i) 18 months, 12 months and 12 months, with respect to Mr. Shchegolev, Mr. Mulroy and Mr. Warden, respectively, or (ii) the time the officer accepts employment with another employer that provides comparable benefits; and (4) in the event such awards are assumed, continued or substituted, 100% of the shares subject to the equity awards granted to the officer, that are subject to time-based vesting, will vest and become exercisable. In the event the parties to such “sale event” do not provide for the assumption, continuation or substitution of the executive officer’s time-based equity awards, upon the effective time of the sale event, subject to such officer’s employment with the Company at such time or his termination without cause or resignation for good reason within 3 months prior to such sale event, 100% of the equity awards subject to time-based vesting will vest and become exercisable.
As a condition to receiving the severance benefits above, the officer (or a representative of his or her estate) must sign and not revoke a general release agreement in a form reasonably acceptable to the Company.
Mr. Obishchenko
Vitalii Obishchenko’s employment with us is subject to an employment agreement governed by the Dutch Civil Code in the Netherlands. Under the terms of his employment agreement, except in certain circumstances provided for under the Dutch Civil Code, upon termination, Mr. Obishchenko shall be entitled to a separation payment equal to six months’ salary. Alternatively, if Mr. Obishchenko’s termination is a direct result of a “sale event” (as defined in the employment agreement), up to our sole discretion, Mr. Obishchenko will be eligible to receive severance pay equal to 100% of the officer’s then-current base salary for a period of 12 months. In addition, 100% of the shares subject to the equity awards granted to the officer that are subject to time-based vesting will vest and become exercisable.
Mr. Levin
Eugene Levin voluntarily elected not to enter into an employment agreement and thus does not have any contractual rights to the severance arrangements noted above (except to the extent provided for through his equity awards).

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Other
As noted above, in February 2025, the Board appointed William Wagner to serve as our Chief Executive Officer effective March 10, 2025, and we filed a Current Report on Form 8-K announcing his appointment. Certain compensation arrangements with Mr. Wagner are provided and summarized in such report.
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
Under our 2021 Plan, our Board or the talent and compensation committee as administrators, may provide that outstanding awards become vested and exercisable, in connection with a “sale event” (as defined in the 2021 Plan). In addition to the vesting acceleration provisions set forth in their respective employment agreements, the time-based equity awards received by Messrs. Shchegolev, Mulroy, Levin, Obishchenko, and Warden (other than Mr. Obishchenko’s awards granted on April 1, 2021 and Mr. Warden’s awards granted on October 1, 2021) include a “double-trigger” vesting acceleration provision in the event of a sale event of the Company where the acquirer assumes, continues, or substitutes such equity award and “single-trigger” vesting acceleration where the acquirer does not assume, continue, or substitute such equity award. With respect to these awards that provide for time-based vesting, in the case of a sale event in which outstanding awards are assumed, continued, or substituted by a successor entity, and the award holder’s employment or service relationship with us terminates, such holder’s awards will vest in full as of the date of termination if such termination occurs (i) within 12 months after such sale event or change of control or three months prior to such event and (ii) such termination is by us without “cause” (as defined in the 2021 Plan) or by such holder for “good reason” (as defined in the applicable award agreement). In the event the equity awards described above are not assumed, continued or substituted upon a sale event, then such the equity awards shall become fully vested and exercisable upon the sale event. With respect to our named executive officers, there are no unvested equity awards outstanding under our 2019 Plan.
Pursuant to the award agreements of PSU awards granted in FY 2024, in the event of a “sale event” (as defined in the 2021 Plan), the Plan Administrator (as defined in the 2021 Plan) shall determine the achievement of the performance metrics as of the date of such sale event and such PSU award will vest with respect to the portion of the award that is deemed earned as of the date of such sale event based on such determination. Additionally for the PSU award agreements granted in FY 2024, if the executive officer’s service relationship terminates prior to the end of the performance period due to the executive officer’s death or disability (as defined in Treasury Regulation Section 1.409A-3(i)(4)) the award shall remain eligible to be earned at the end of the performance period contingent upon achievement of the performance metrics.
For the award agreements of PSU awards granted in FY 2022, in the event of a “sale event”, the Plan Administrator shall determine the achievement of the performance metrics as of the date of such sale event and such PSU award will vest as of the date of such sale event in an amount pro-rated based on the number of days that have elapsed in the performance period as of the date of the sale event. Additionally, if the executive officer’s service relationship terminates prior to the end of the performance period due to the executive officer’s death or disability (as defined in Treasury Regulation Section 1.409A-3(i)(4)) a pro-rated portion of the award, calculated based on the number of days that have elapsed in the performance period prior to the executive officer’s death or disability, shall remain eligible to be earned at the end of the performance period continent upon achievement of the performance metrics.
The following table shows the potential payments and benefits received by each of our named executive officers with respect to their time-based equity awards (i) in the event that their employment was terminated by us without cause or by the named executive officer for good reason within 12 months following, or three months days prior to, a sale event or change in control of the company, and (ii) in the event of the named executive officer’s death or disability. The amounts in the table below have been calculated based on the assumption that the sale event/change in control and employment termination or the death/disability took place on December 31, 2024.

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Named Executive Officer	Equity Acceleration Benefits Payable ($) (1)	Cash Severance Payable ($)	COBRA	Other

Oleg Shchegolev
Termination without Cause/for Good Reason in connection with a Change in Control	14,717,360	—	22,758	—
Death	14,717,360	—	—	—
Termination without Cause/for Good Reason not in connection with a Change in Control	—	—	15,172	—
Brian Mulroy
Termination without Cause/for Good Reason in connection with a Change in Control	6,297,742	820,000	24,872	—
Death	6,297,742	—	—	—
Termination without Cause/for Good Reason not in connection with a Change in Control	—	205,000	12,436	—
Vitalii Obishchenko
Termination without Cause/for Good Reason in connection with a Change in Control	8,351,414	393,081	—	—
Death	8,351,414	—	—	—
Termination without Cause/for Good Reason not in connection with a Change in Control	—	196,541	—	—
Eugene Levin
Termination without Cause/for Good Reason in connection with a Change in Control	7,967,144	—	24,872	—
Death	7,967,144	—	—	—
Termination without Cause/for Good Reason not in connection with a Change in Control	—	—	12,436	—
Andrew Warden
Termination without Cause/for Good Reason in connection with a Change in Control	6,326,801	800,000	18,554	—
Death	6,326,801	—	—	—
Termination without Cause/for Good Reason not in connection with a Change in Control	—	200,000	9,277	—
(1)Consists of the vesting of outstanding equity awards that would accelerate pursuant to the “double-trigger” change in control provisions, as well as the acceleration upon death or disability provisions, included in the applicable award agreements. Amounts in this column are calculated based on $11.88 per share, the closing market price of our Class A common stock on December 31, 2024, the last trading day of 2024. For clarity, this column does not include performance-based restricted stock units for which vesting is contingent upon achievement of the market-based conditions.

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Table of Contents	Executive Compensation
PAY VERSUS PERFORMANCE
Pay Versus Performance Table
As required by Item 402(v) of Regulation S-K, we are providing information regarding the relationship between executive compensation and our financial performance for each of the last three completed fiscal years (as is permitted for the first year in which the Pay Versus Performance Table is required when transitioning from “emerging growth company” status). The table below summarizes both the compensation values reported in our Summary Compensation Table, as well as the compensation actually paid, as calculated in accordance with Item 402(v) of Regulation S-K, for the fiscal years ended December 31, 2022 (“fiscal 2022”), 2023, and 2024. In determining the “compensation actually paid” to our NEOs, we are required to make various adjustments to amounts that have been reported in the Summary Compensation Table in previous years, as the SEC-mandated calculation for compensation actually paid differs from that required for the Summary Compensation Table. Note that for our NEOs other than our principal executive officer (the “PEO”), compensation is reported as an average. For further information concerning our pay for performance philosophy and how executive compensation aligns with our performance, please refer to the “Compensation Discussion and Analysis” and "Executive Compensation" sections of this Proxy Statement.

	Summary Compensation Table Total for PEO - Oleg Shchegolev ($) (1)	Compensation Actually Paid to PEO - Oleg Shchegolev ($) (2)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(3)(4)		Value of Initial Fixed $100 Investment Based On:

Year				Average Compensation Actually Paid to Non-PEO NEOs ($) (4)(5)	Total Stockholder Return ($) (6)	Peer Group Total Stockholder Return ($) (7)	Net Income (loss) (in thousands) ($) (8)	Revenue (in thousands) ($) (9)

2024	8,000,762	8,135,122	3,746,625	3,350,916	56.98	109.30	7,375	376,815
2023	4,353,345	9,411,369	3,775,934	5,788,839	65.52	84.37	950	307,675
2022	6,010,359	2,142,949	2,954,720	(870,364)	39.04	52.36	(33,848)	254,316
(1)The dollar amounts reported are the amounts of total compensation reported for Mr. Shchegolev for each applicable year in the “Total” column of the Summary Compensation Table — see “Executive Compensation — 2024 Summary Compensation Table.”
(2)The amounts reported represent the “compensation actually paid” to our PEO, computed in accordance with Item 402(v) of Regulation S-K, but do not reflect the actual amount of compensation earned by or paid to our PEO in the applicable year. In accordance with Item 402(v) of Regulation S-K, the following adjustments were made to the amount reported for our PEO in the “Total” column of the Summary Compensation Table for each year to calculate compensation actually paid:

Compensation Actually Paid Calculation: PEO - Oleg Shchegolev
Year	Summary Compensation Table Total for PEO ($)	-	Summary Compensation Table Value of Equity Awards ($) (a)	+	Equity Award Adjustments ($) (b)	=	Compensation Actually Paid to PEO ($)

2024	8,000,762		(7,999,992)		8,134,352		8,135,122
2023	4,353,345		(4,344,225)		9,402,249		9,411,369
2022	6,010,359		(6,000,000)		2,132,590		2,142,949
(a)The amounts reported represent the sum of the amounts reported in the “Stock Awards” and “Option Awards” columns of the Summary Compensation Table for the applicable fiscal year.

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Executive Compensation	Table of Contents
(b)The additional equity award adjustments for each fiscal year include the following:

	Equity Award Adjustments: PEO — Oleg Shchegolev	Fiscal 2024 ($)	Fiscal 2023 ($)	Fiscal 2022 ($)

+	Fair Value at Fiscal Year End of Outstanding and Unvested Stock Awards and Option Awards Granted in Fiscal Year	9,261,137	8,212,035	2,132,590
+	Year over Year Change in Fair Value of Stock Awards and Option Awards Granted in Prior Fiscal Years that are Outstanding and Unvested in Fiscal Year	(1,094,534)	994,299	—
+	Fair Value at Vesting Date of Stock Awards and Option Awards Granted in Fiscal Year That Vested During Fiscal Year	—	—	—
+	Year over Year Change in Fair Value as of Vesting Date of Stock Awards and Option Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	(32,251)	195,915	—
-	Fair Value as of Prior Fiscal Year End of Stock Awards and Option Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	—	—	—
=	Total Equity Award Adjustments	8,134,352	9,402,249	2,132,590
The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. For purposes of the adjustments to determine “Compensation Actually Paid”, we computed the fair value of equity awards in accordance with FASB ASC 718 at the end of the relevant fiscal year, other than fair values of equity awards that vested within fiscal years 2022, 2023 and 2024, as applicable, which are valued as of the applicable vesting date.
(3)The dollar amounts reported are the average amounts of total compensation reported for our NEOs, other than our PEO, as a group for each applicable year in the “Total” column of the Summary Compensation Table.
(4)Our NEOs (other than PEO) were as follows:

Fiscal Year
2024	2023	2022

•Brian Mulroy •Eugene Levin •Vitalii Obishchenko •Andrew Warden	•Brian Mulroy •Vitalii Obishchenko	•Eugene Levin •Dmitry Melnikov •Evgeny Fetisov
As required by Item 402 of Regulation S-K, because he was a NEO in fiscal 2022 and fiscal 2024, Eugene Levin’s compensation is also provided for fiscal 2023 in the 2024 Summary Compensation Table. However, for purposes of the Pay Versus Performance Table such compensation is not included in calculating the average non-PEO NEO group totals for fiscal 2023.

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Table of Contents	Executive Compensation
(5)The amounts reported represent the average “compensation actually paid” to the NEOs, other than our PEO, as a group, computed in accordance with Item 402(v) of Regulation S-K. The amounts do not reflect the actual average amount of compensation earned by or paid to such NEOs as a group in the applicable year. In accordance with Item 402(v) of Regulation S-K, the following adjustments were made to the average of the amounts reported in the “Total” column of the Summary Compensation Table for the NEOs as a group (excluding our PEO) for each year to determine the compensation actually paid, using the same methodology described above in footnote 2:

Average Compensation Actually Paid Calculation: Non-PEO Named Executive Officers
Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs ($)	-	Average Summary Compensation Table Value of Equity Awards ($) (a)	+	Average Equity Award Adjustments ($) (b)	=	Average Compensation Actually Paid to Non-PEO NEOs ($)

2024	3,746,625		(2,999,981)		2,604,272		3,350,916
2023	3,775,934		(3,111,011)		5,123,916		5,788,839
2022	2,954,720		(2,600,000)		(1,225,084)		(870,364)
(a)The amounts reported represent the average of the sum of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable fiscal year.
(b)The additional equity award adjustments for each fiscal year include the following:

	Equity Award Adjustments: Non-PEO Named Executive Officers (Average as a Group)	Fiscal 2024 ($)	Fiscal 2023 ($)	Fiscal 2022 ($)

+	Fair Value at Fiscal Year End of Outstanding and Unvested Stock Awards and Option Awards Granted in Fiscal Year	3,091,698	4,783,313	924,120
+	Year over Year Change in Fair Value of Stock Awards and Option Awards Granted in Prior Fiscal Years that are Outstanding and Unvested in Fiscal Year	(420,165)	289,971	(802,741)
+	Fair Value at Vesting Date of Stock Awards and Option Awards Granted in Fiscal Year That Vested During Fiscal Year	—	—	—
+	Year over Year Change in Fair Value as of Vesting Date of Stock Awards and Option Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	(67,261)	50,632	(1,346,463)
-	Fair Value as of Prior Fiscal Year End of Stock Awards and Option Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	—	—	—
=	Total Equity Award Adjustments	2,604,272	5,123,916	(1,225,084)
(6)Total stockholder return (“TSR”) represents the cumulative total return of an investment of $100 in our common stock, calculated by dividing the difference between the Company’s stock price at the end of the measurement period by the Company’s stock price at the beginning of the measurement period. The measurement period for calculating TSR begins on December 31, 2021 and ends on the last day of the applicable fiscal year. The Company did not pay any dividends in the period from December 31, 2021 to December 31, 2024.
(7)Represents the weighted peer group TSR, weighted according to the respective peer group companies’ stock market capitalization during the measurement period that is consistent with that used for TSR described in footnote 6 above. The peer group used for this purpose is the Nasdaq Computer Index, a published industry index.
(8)The dollar amounts reported represent the amount of net income (loss) reflected in the Company’s audited financial statements for the applicable fiscal year.
(9)The dollar amounts reported represent the amount of revenue reflected in the Company’s audited financial statements for the applicable fiscal year.

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Executive Compensation	Table of Contents
Disclosure to Pay Versus Performance Table
As described in more detail in the “Compensation Discussion and Analysis” section above, our executive compensation philosophy and strategy seeks to align pay with performance and is designed to attract, employ, motivate, reward, and retain high-caliber and experienced executive officers, and align their respective contributions with our business and financial objectives and the creation of long-term stockholder value. In accordance with Item 402(v) of Regulation S-K, the Company is providing the following descriptions of the relationships between information presented in the Pay Versus Performance Table above. However, “compensation actually paid,” as calculated in accordance with Item 402(v) of Regulation S-K, is not considered by the Board and the talent and compensation committee in evaluating or determining executive compensation.
The metrics that the Company uses for both our long-term and short-term incentive awards are selected based on an objective of incentivizing our NEOs to increase long-term value of the Company for our stockholders. The financial performance measures listed below were the sole financial performance measures used to determine the compensation actually paid to our NEOs in fiscal 2024, 2023, and 2022:
•Revenue;
•ARR Growth; and
•Adjusted EBITDA Margin.
See “Financial Metrics Definitions” for definitions of ARR Growth and Adjusted EBITDA Margin.
Relationship Between Compensation Actually Paid, Total Stockholder Return, and Peer Group Total Stockholder Return
The graph below shows the relationship between the PEO and Average Non-PEO NEO compensation actually paid, the Company’s cumulative TSR (assuming an initial fixed investment of $100 on December 31, 2021), and the Company’s Peer Group (Nasdaq Computer Index) cumulative TSR (assuming an initial fixed investment of $100 on December 31, 2021), for the fiscal years ended December 31, 2022, 2023, and 2024:

Compensation Actually Paid vs TSR
Compensation Actually Paid (in thousands)
$10,000
$8,000
$6,000
$4,000
$2,000
$0
($2,000)
Value of Initial $100 Investment from 12/31/2021 (TSR)
$120
$105
$90
$75
$60
$45
$30
2022
2023
2024
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Non-PEO NEOs
Total Shareholder Return
Peer Group Total Shareholder Return

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Table of Contents	Executive Compensation
Relationship Between Compensation Actually Paid and Net Income
The graph below shows the relationship between the PEO and Average Non-PEO NEO compensation actually paid and net income (loss) for the fiscal years ended December 31, 2022, 2023 and 2024:

Compensation Actually Paid vs Net Income (Loss)
Compensation Actually Paid (in thousands)
$10,000
$8,000
$6,000
$4,000
$2,000
$0
($2,000)
Net Income (in thousands)
$10,000
$0
($10,000)
($20,000)
($30,000)
($40,000)
2022
2023
2024
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Non-PEO NEOs
Net Income

Relationship Between Compensation Actually Paid and Revenue
The graph below reflects the relationship between the PEO and Average Non-PEO NEO compensation actually paid and revenue for the fiscal years ended December 31, 2022, 2023 and 2024.

Compensation Actually Paid vs Revenue

$10,000
$8,000
$6,000
$4,000
$2,000
$0
($2,000)
Compensation Actually Paid
(in thousands)
$390,000
$360,000
$330,000
$300,000
$270,000
$240,000
Revenue (in thousands)
2022
2023
2024
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Non-PEO NEOs
Revenue

Semrush 2025 Proxy Statement	69

Equity Compensation Plan Information
The following table summarizes our equity compensation plan information as of December 31, 2024. Information is included for equity compensation plans approved by our stockholders. We do not have any equity compensation plans not approved by our stockholders.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (#)	Weighted-average exercise price of outstanding options, warrants and rights ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the column second from the left) (#)

Equity compensation plans approved by securityholders(1)	11,941,595(2)	$8.14(3)	11,766,884(4)
Equity compensation plans not approved by securityholders	—	—	—
Total	11,941,595(2)	$8.14(3)	11,766,884(4)
(1)Includes the 2019 Plan, the 2021 Plan, and the 2021 Employee Stock Purchase Plan (the “ESPP”).
(2)Includes shares subject to options and restricted stock units that were outstanding as of December 31, 2024 that were issued under the 2019 Plan and the 2021 Plan.
(3)Restricted stock units and performance-based stock units, which do not have an exercise price, are excluded in the calculation of weighted-average exercise price.
(4)As of December 31, 2024, 11,766,884 shares of Class A common stock were available for issuance under the 2021 Plan and 2,897,032 shares of Class A common stock were available for issuance under the ESPP. The 2021 Plan provides that on the first day of each year beginning on January 1, 2022, the number of shares of Class A common stock available for issuance thereunder is automatically increased by a number equal to 5% of the outstanding shares of our Class A common stock and Class B common stock as of the last day of our immediately preceding fiscal year or such other lesser amount as the administrator of the 2021 Plan may determine. The ESPP provides that on the first day of each year beginning on January 1, 2022 and ending on January 1, 2031, the number of shares of Class A common stock available for issuance thereunder is automatically increased by the least of (i) 3,000,667 shares of Class A common stock, (ii) a number equal to 1% of the outstanding shares of our Class A common stock and Class B common stock as of the last day of our immediately preceding fiscal year or (iii) such other lesser amount as the administrator of the ESPP may determine. In fiscal year 2023, the Board determined to permanently pause the ESPP and as such no shares were added to the ESPP for fiscal year 2025. With respect to the 2021 Plan for fiscal year 2025, the number of shares of Class A common stock available for issuance under the 2021 Plan increased by 7,342,154 shares.

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Security Ownership of Certain Beneficial Owners and Management
The following table sets forth certain information with respect to the beneficial ownership of our capital stock as of March 31, 2025, for:
1.each of our named executive officers for fiscal 2024;
2.each of our directors;
3.all of our current directors and executive officers as a group; and
4.each person known by us to be the beneficial owner of more than 5% of our Class A common stock or Class B common stock.
We have determined beneficial ownership in accordance with SEC rules, and thus it represents sole or shared voting or investment power with respect to our securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to community property laws where applicable.
We have based percentage ownership of our capital stock on 126,622,303 shares of our Class A common stock and 21,019,818 shares of our Class B common stock outstanding on March 31, 2025. We have deemed shares of our common stock subject to options that are currently exercisable or exercisable within 60 days of March 31, 2025, to be outstanding and to be beneficially owned by the person holding the option for the purpose of computing the percentage ownership of that person and we have deemed shares of our capital stock subject to RSUs for which the service condition has been satisfied or would be satisfied within 60 days of March 31, 2025 to be outstanding and to be beneficially owned by the person holding the RSUs for the purpose of computing the percentage ownership of that person. However, we did not deem these shares subject to stock options or RSUs outstanding for the purpose of computing the percentage ownership of any other person.
Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Semrush Holdings, Inc., 800 Boylston Street, Suite 2475, Boston, MA 02199.

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Security Ownership of Certain Beneficial Owners and Management	Table of Contents

	Shares Beneficially Owned

	Class A		Class B		Total Voting (%)†

Name	Shares (#)	(%)	Shares (#)	(%)

5% Stockholders:
Entities affiliated with Greycroft Growth II, L.P.(1)	8,983,000	7.1	—	*	2.7
Entities affiliated with Siguler Guff & Company, LP(2)	16,256,100	12.8	—	*	4.8
Named Executive Officers and Directors:
Oleg Shchegolev(3)	39,808,515	31.3	12,082,415	57.5	47.6
Dmitry Melnikov(4)	18,932,026	14.9	7,387,995	35.1	27.5
Eugene Levin(5)	557,703	*	1,149,408	5.5	3.6
Steven Aldrich(6)	26,069	*	—	*	*
Anna Baird(7)	33,704	*	—	*	*
Dylan Pearce(8)	7,520	*	—	*	*
Trynka Shineman Blake(9)	38,407	*	60,000	*	*
Mark Vranesh(10)	96,707	*	170,700	*	*
William Wagner(11)	41,080	*	—	*	*
Brian Mulroy(12)	307,975	*	—	*	*
Vitalii Obishchenko(13)	863,162	*	60,000	*	*
Andrew Warden(14)	320,918	*	—	*	*
All executive officers and directors as a group (13 persons)(15)	61,186,517	47.8	20,910,518	98.1	79.2%
*      Represents less than one percent (1%).
†Represents the voting power with respect to all shares of our Class A common stock and Class B common stock, voting together as a single class. The holders of our Class B common stock are entitled to ten votes per share, and holders of our Class A common stock are entitled to one vote per share.
(1)Beneficial ownership information is based on information contained in the Schedule 13G/A filed with the SEC on November 14, 2024 by Greycroft Growth II, L.P. (“GCG II”) and Greycroft Growth II, LLC (“GCG II GP”). The shares consist of 8,983,900 shares of Class A common stock held by GCG II. GCG II GP is the general partner of GCG II. Voting and dispositive decisions with respect to the shares held by GCG II are collectively made by Dana Settle, Ian Sigalow, and Mark Terbeek, as directors of GCG II GP. The address of each of GCG II, GCG II GP, Dana Settle, Ian Sigalow, and Mark Terbeek is 292 Madison Ave., Fl. 8, New York, NY 10017.
(2)The shares consist of (i) 8,983,521 shares of Class A common stock held by RPM Capital Partners, LLC, a private limited liability company by shares incorporated in Cyprus, whose sole investment is the holding of shares in the Company, the entire issued capital of which is held by entities affiliated with Siguler Guff & Company, LP, and (ii) 7,272,579 shares of Class A common stock held by Siguler Guff Advisors, LLC, a Delaware limited partnership (“SGNJ”). The directors of SEMR Holdings Limited are Joshua Posner, A.T.S. Directors Ltd., and A.T.S. Managers Ltd. The directors of A.T.S. Directors Ltd are Eftychia Spyrou and Stefani Orfanidou, and the directors of A.T.S. Managers Ltd are Nina Iosif and Artemis Orfanidou Kleanthous. Accordingly, Joshua Posner, Eftychia Spyrou, and Stefani Orfanidou on behalf of A.T.S. Directors Limited, Nina Iosif and Artemis Orfanidou Kleanthous on behalf of A.T.S. Managers Limited may be deemed to hold voting and dispositive power over the shares held by SEMR Holdings Limited. The general partner of SGNJ is Siguler Guff NJDM GP, LLC (“SG NJDM GP”). The general partner of SGEM is Siguler Guff EMOF GP, LLC (“SG EMOF GP” and, together with SG NJDM GP, the “SG GP Entities”). The SG GP Entities are each wholly owned by Siguler Guff Capital, LP. The directors of Siguler Guff Capital, LP are George Siguler, Andrew Guff and Kenneth Burns. Accordingly, George Siguler, Andrew Guff and Kenneth Burns may be deemed to hold voting and dispositive power over the shares held by the SG Funds. The registered address of SEMR Holdings Limited is 2-4 Arch. Makarios III Avenue, 9th Floor, Capital

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Table of Contents	Security Ownership of Certain Beneficial Owners and Management
Centre, Nicosia, P.C. 1065, Cyprus. The registered address of the SG Funds is c/o Corporation Service Company, 251 Little Falls Drive, Wilmington, DE 19808.
(3)Consists of (i) 7,019,669 shares of Class A common stock, 431,296 shares of Class A common stock subject to outstanding options that are exercisable or will become exercisable within 60 days of March 31, 2025, and 23,516 shares of Class A common stock subject to outstanding RSUs that will vest within 60 days of March 31, 2025 and 2,000,000 shares of Class B common stock, in each case that are held by Mr. Shchegolev individually, (ii) 3,094,714 shares of Class A common stock held by Shchegolev Holdings, LLC (the “Shchegolev LLC”), (iii) 29,239,320 shares of Class A common stock and 10,082,415 shares of Class B common stock held by The Oleg Shchegolev Irrevocable Non-Exempt Trust of 2020 (the “Shchegolev Non-Exempt Trust”). Michael A. Bass is the sole Manager, and the Oleg Shchegolev Irrevocable GST Trust of 2020 (the “GST Trust”, the Shchegolev LLC and the Shchegolev Non Exempt Trust, the “Shchegolev Trusts”) is the sole Member, of the Shchegolev LLC. IQ EQ Trust Company LLC is the trustee of the GST Trust. The Shchegolev Trusts are established for the benefit of certain members of Mr. Shchegolev’s family. Mr. Shchegolev may be deemed to have beneficial ownership of the shares held by the Shchegolev Trusts.
(4)Consists of (i) 2,579,723 shares of Class A common stock, 91,659 shares of Class A common stock subject to outstanding options that are exercisable or will become exercisable within 60 days of March 31, 2025, and 3,920 shares of Class A common stock subject to outstanding RSUs that will vest within 60 days of March 31, 2025, in each case that are held by Mr. Melnikov individually, (ii) 5,924,595 shares of Class A common stock held by Min Choron LLC (the “Melnikov LLC”), (iii) 8,683,659 shares of Class A common stock and 7,387,995 shares of Class B common stock held by The Melnikov Family GRAT Remainder Trust (the “Melnikov Remainder Trust”), and (iv) 914,033 shares of Class A common stock held by The Dmitry Melnikov Grantor Retained Annuity Trust – Three (the “Melnikov GRAT Three”), and (v) 734,437 shares of Class A common stock held by The Dmitry Melnikov Grantor Retained Annuity Trust - Four (the “Melnikov GRAT Four”). Dmitry Kunitsa is the sole Manager, and The Melnikov Family Dynasty Trust (the “Dynasty Trust”, and together with the Melnikov GRAT Three, the Melnikov GRAT Four, the Melnikov LLC and the Melnikov Remainder Trust, the “Melnikov Trusts”) is the sole Member, of the Melnikov LLC. IQ EQ Trust Company, US, LLC is the current trustee of the Dynasty Trust and the other Melnikov Trusts.
(5)Consists of (i) 375,779 shares of Class A common stock, (ii) 172,518 shares of Class A common stock subject to outstanding options that are exercisable or will become exercisable within 60 days of March 31, 2025, (iii) 9,406 shares of Class A common stock subject to outstanding RSUs that will vest within 60 days of March 31, 2025, and (iv) 1,149,408 shares of Class B common stock held by Mr. Levin.
(6)Consists of (i) 24,414 shares of Class A common stock held by Mr. Aldrich and (ii) 1,655 shares of Class A common stock subject to RSUs held by Mr. Aldrich that will vest within 60 days of March 31, 2025.
(7)Consists of (i) 32,049 shares of Class A common stock held by Ms. Baird and (ii) 1,655 shares of Class A common stock subject to RSUs held by Ms. Baird that will vest within 60 days of March 31, 2025.
(8)Consists of 7,520 shares of Class A common stock held by Mr. Pearce.
(9)Consists of (i) 38,407 shares of Class A common stock held by Ms. Shineman Blake and (ii) 60,000 shares of Class B common stock subject to outstanding options held by Ms. Shineman Blake that will become exercisable within 60 days of March 31, 2025.
(10)Consists of (i) 96,707 shares of Class A common stock held by Mr. Vranesh, and (ii) 170,700 shares of Class B common stock subject to outstanding options held by Mr. Vranesh that will become exercisable within 60 days of March 31, 2025.
(11)Consists of (i) 39,791 shares of Class A common stock held by Mr. Wagner and (ii) 1,289 shares of Class A common stock subject to RSUs held by Mr. Wagner that will vest within 60 days of March 31, 2025.
(12)Consists of (i) 183,091 shares of Class A common stock, (ii) 116,447 shares of Class A common stock subject to outstanding options that are exercisable or will become exercisable within 60 days of March 31, 2025, and (iii) 8,437 shares of Class A common stock subject to RSUs that will vest within 60 days of March 31, 2025, each held by Mr. Mulroy.
(13)Consists of (i) 599,928 shares of Class A common stock, (ii) 251,383 shares of Class A common stock subject to outstanding options that are exercisable or will become exercisable within 60 days of March 31, 2025, and (ii) 11,851 shares of Class A common stock subject to RSUs that will vest within 60 days of March 31, 2025, and (iv) 60,000 shares of Class B common stock subject to outstanding options that are exercisable or will become exercisable within 60 days of March 31, 2025, each held by Mr. Obishchenko.
(14)Consists of (i) 94,679 shares of Class A common stock, (ii) 216,427 shares of Class A common stock subject to outstanding options that are exercisable or will become exercisable within 60 days of March 31, 2025, and (iii) 9,812 shares of Class A common stock subject to RSUs that will vest within 60 days of March 31, 2025, each held by Mr. Warden.
(15)Consists of 59,735,619 shares of Class A common stock, 20,619,818 shares of Class B common stock, and 1,374,109 shares of Class A common stock subject to options and 76,789 shares of Class A common stock subject to RSUs that will vest or become exercisable within 60 days of March 31, 2025 and 290,700 shares of Class B common stock subject to options that will become exercisable within 60 days of March 31, 2025 beneficially owned by directors, nominees, and current executive officers.

Semrush 2025 Proxy Statement	73

Proposal Three

Non-Binding, Advisory Vote to Approve the Compensation of Our Named Executive Officers
Section 14A of the Exchange Act requires that we provide our stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, at least once every three years, the compensation of our named executive officers as disclosed in our annual proxy statement in accordance with the compensation disclosure rules of the SEC. In prior years, we were an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012; therefore, we were not required to hold a non-binding, advisory vote on the compensation of our named executive officers until this Annual Meeting.
As described in detail under the heading “Compensation Discussion and Analysis,” we seek to closely align the interests of our named executive officers with the interests of our stockholders. Our compensation program is designed to attract and retain talent by rewarding our named executive officers for the achievement of short-term and long-term financial, operational, and strategic goals and the achievement of increased total stockholder return, while at the same time avoiding the encouragement of unnecessary or excessive risk-taking.
Stockholders are urged to read the “Compensation Discussion and Analysis” and “Executive Compensation” sections of this Proxy Statement, which discuss how our executive compensation policies and practices implement our compensation philosophy, and contain tabular information and narrative discussion about the compensation of our named executive officers. Our Board and the talent and compensation committee believe that these policies and practices are effective in implementing our compensation philosophy and in achieving our compensation program goals.
The vote on this resolution is not intended to address any specific element of compensation but rather the overall compensation of our named executive officers and the philosophy, policies, and practices described in this Proxy Statement. The vote is advisory, which means that the vote is not binding on us, our Board or the talent and compensation committee. Although non-binding, our Board and the talent and compensation committee place a very high value on the opinions that stockholders express in their votes, and will review the voting results and take them into consideration as they deem appropriate when making future decisions regarding our executive compensation program. It is currently expected that our stockholders will be given an opportunity to cast an advisory vote on this topic annually, with the

Our Board recommends that you vote "FOR" the approval of, on a non-binding, advisory basis, the compensation of our named executive officers, as disclosed in this Proxy Statement.

74	Semrush 2025 Proxy Statement

Table of Contents	Proposal Three: Non-Binding Advisory Vote to Approve the Compensation of Our Named Executive Officers
next opportunity occurring in connection with the Company’s annual meeting in 2026. Accordingly, we are asking our stockholders to vote on the following resolution at the Annual Meeting:
RESOLVED, that the stockholders of Semrush Holdings, Inc. approve, on a non-binding, advisory basis, the compensation of the company’s named executive officers, as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K, including in the Compensation Discussion and Analysis, the compensation tables and the narrative disclosures that accompany the compensation tables.
VOTE REQUIRED
The approval of this proposal requires the affirmative vote of a majority of the votes properly cast. Proposal Three is considered to be a “non-routine” matter, and a broker will not be able to vote on this proposal in the absence of instructions. Abstentions and broker non-votes will have no effect on the outcome of the vote for this proposal. As noted above, the vote is advisory, which means that the vote is not binding on the Company, our Board or the talent and compensation committee.

Semrush 2025 Proxy Statement	75

Proposal Four

Non-Binding, Advisory Vote on the Frequency of Future Advisory Votes to Approve the Compensation of Our Named Executive Officers
The Dodd-Frank Wall Street Reform and Consumer Protection Act enables our stockholders to indicate how frequently they believe we should seek an advisory vote on the compensation of our named executive officers. We are seeking a non-binding, advisory determination from our stockholders as to the frequency with which stockholders would have an opportunity to provide a non-binding, advisory approval of the compensation of our named executive officers. We are providing stockholders the option of selecting a frequency of every year (“1 YEAR” on the proxy card), every two years (“2 YEARS” on the proxy card) or every three years (“3 YEARS” on the proxy card), or to abstain on the matter.
After careful consideration, our Board recommends that a non-binding, advisory vote on named executive compensation should be held annually. The primary focus of the disclosure of the compensation of our named executive officers required to be included in our proxy statements is compensation granted in or for the prior fiscal year. Accordingly, an annual executive compensation advisory vote will complement the annual focus of our proxy statement disclosure and provide our Board and the talent and compensation committee with the clearest and most timely feedback of the three frequency options. Additionally, an annual named executive compensation advisory vote is consistent with our policy of reviewing our compensation programs annually, as well as considering input from our stockholders on corporate governance and executive compensation matters. This feedback may then be considered by the Board and the talent and compensation committee in their annual decision-making process. For these reasons, we believe an annual vote would be the best governance practice for our Company at this time.
This vote is advisory, and therefore not binding on our Board or talent and compensation committee. However, our Board and talent and compensation committee value the opinions of our stockholders and intend to take into account the outcome of the vote when considering the frequency of holding future non-binding advisory votes on the compensation of our named executive officers. It is currently expected that our stockholders will be given an opportunity to cast an advisory vote on this topic, with the next opportunity occurring in connection with the Company’s annual meeting in 2031.

Our Board recommends that you vote for "1 YEAR" on Proposal No. 4 as the preferred frequency for future non-binding, advisory stockholder votes regarding the compensation of the named executive officers.

76	Semrush 2025 Proxy Statement

Table of Contents	Proposal Four: Non-Binding Advisory Vote on the Frequency of Future Advisory Votes to Approve the Compensation of Our Named Executive Officers
VOTE REQUIRED
The approval of this proposal requires the affirmative vote of a majority of the votes properly cast. If none of the frequency options receives the vote of a majority of the votes properly cast, we will consider the frequency that receives the highest number of votes properly cast - every one year, two years or three years - to be deemed the frequency preferred by stockholders. Proposal Four is considered to be a “non-routine” matter, and a broker will not be able to vote on this proposal in the absence of instructions. Abstentions and broker non-votes will have no effect on the outcome of the vote for this proposal.
As an advisory vote, this proposal will not be binding on us, our Board or our talent and compensation committee in any way. As such, the results of the vote will not be construed to create or imply any change to the fiduciary duties of our Board. Our Board may decide that it is in the best interests of us and our stockholders to hold a non-binding, advisory vote on our named executive officer compensation more or less frequently than the option approved by our stockholders. Notwithstanding the non-binding, advisory nature of this vote, our Board values the opinions of our stockholders, and will consider the outcome of the vote when setting the frequency of the non-binding, advisory vote on named executive compensation.

Semrush 2025 Proxy Statement	77

Certain Relationships and Related Person Transactions
In addition to the compensation arrangements discussed in the section titled “Executive Compensation”, the following is a description of each transaction since January 1, 2024 and each currently proposed transaction in which:
1.Semrush was or will be a participant;
2.the amount involved exceeded or exceeds $120,000; and
3.any of our directors, executive officers, or holders of more than 5% of our capital stock, or any immediate family member of, or person sharing the household with, any of these individuals, had or will have a direct or indirect material interest.

Relationships and Related Person Transactions
•Investors’ Rights Agreement: We are party to an investors’ rights agreement containing registration rights with certain holders of our capital stock. The investors’ rights agreement provides, among other things, that certain holders of our capital stock have the right to request that we file a registration statement, and/or request that their shares be covered by a registration statement that we are otherwise filing, subject to certain exceptions.
•Director and Executive Officer Compensation: See the sections titled “Executive Compensation” and “Director Compensation” for information regarding compensation of our directors and named executive officers.
•Limitations of Liability and Indemnification of Officers and Directors: Our amended and restated certificate of incorporation contains provisions that limit the liability of our directors for monetary damages to the fullest extent permitted by Delaware law. Consequently, our directors will not be personally liable to us or our stockholders for monetary damages for any breach of fiduciary duties as directors, except liability for the following:
•any breach of their duty of loyalty to our company or our stockholders;
•any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;
•unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the Delaware General Corporation Law; or
•any transaction from which they derived an improper personal benefit.

Our amended and restated certificate of incorporation also provides that the liability of certain of our officers for monetary damages for breach of fiduciary duty as an officer shall be eliminated to the fullest extent permitted under applicable law.

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Table of Contents	Certain Relationships and Related Person Transactions

Any amendment to, or repeal of, these provisions will not eliminate or reduce the effect of these provisions in respect of any act, omission, or claim that occurred or arose prior to that amendment or repeal. If the Delaware General Corporation Law is amended to provide for further limitations on the personal liability of directors or officers of corporations, then the personal liability of our directors or officers will be further limited to the greatest extent permitted by the Delaware General Corporation Law.
In addition, our third amended and restated bylaws provide that we will indemnify, to the fullest extent permitted by law, any person who is or was a party, or is threatened to be made a party, to any action, suit, or proceeding by reason of the fact that he or she is or was one of our directors or officers, or is or was serving at our request as a director or officer of another corporation, partnership, joint venture, trust, or other enterprise. Our third amended and restated bylaws provide that we may indemnify to the fullest extent permitted by law any person who is or was a party, or is threatened to be made a party, to any action, suit, or proceeding by reason of the fact that he or she is or was one of our employees or agents, or is or was serving at our request as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise. Our third amended and restated bylaws also provide that we must advance expenses incurred by or on behalf of a director or officer in advance of the final disposition of any action or proceeding, subject to limited exceptions.
Further, we have entered into indemnification agreements with each of our directors and executive officers that may be broader than the specific indemnification provisions contained in the Delaware General Corporation Law. These indemnification agreements require us, among other things, to indemnify our directors and executive officers against liabilities that may arise by reason of their status or service. These indemnification agreements also require us to advance all expenses incurred by the directors and executive officers in investigating or defending any such action, suit, or proceeding. We believe that these agreements are necessary to attract and retain qualified individuals to serve as directors and executive officers.
The limitation of liability and indemnification provisions that are included in our amended and restated certificate of incorporation, third amended and restated bylaws, and in indemnification agreements that we enter into with our directors and executive officers may discourage stockholders from bringing a lawsuit against our directors and executive officers for breach of their fiduciary duties. They may also reduce the likelihood of derivative litigation against our directors and executive officers, even though an action, if successful, might benefit us and other stockholders. Further, a stockholder’s investment may be harmed to the extent that we pay the costs of settlement and damage awards against directors and executive officers as required by these indemnification provisions. At present, we are not aware of any pending litigation or proceeding involving any person who is or was one of our directors, officers, employees, or other agents or is or was serving at our request as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, for which indemnification is sought, and we are not aware of any threatened litigation that may result in claims for indemnification.
We maintain insurance policies under which, subject to the limitations of the policies, coverage is provided to our directors and executive officers against loss arising from claims made by reason of breach of fiduciary duty or other wrongful acts as a director or executive officer, including claims relating to public securities matters, and to us with respect to payments that may be made by us to these directors and executive officers pursuant to our indemnification obligations or otherwise as a matter of law.
Certain of our non-employee directors may, through their relationships with their employers, be insured and/or indemnified against certain liabilities incurred in their capacity as members of our Board.
Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers, or persons controlling our company pursuant to the foregoing provisions, we have been informed that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Semrush 2025 Proxy Statement	79

Certain Relationships and Related Person Transactions	Table of Contents

Policies and Procedures for Related Person Transactions
Our audit committee charter and formal written policy regarding related person transactions provide that the audit committee has the primary responsibility for reviewing and approving or disapproving “related person transactions,” which are transactions or proposed transactions between us and related persons in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and in which a related person has or will have a direct or indirect material interest. For purposes of this policy, a related person is defined as a director, executive officer, nominee for director, or greater than 5% beneficial owner of our common stock, in each case since the beginning of the most recently completed year, and their immediate family members. In determining whether to approve or ratify any such transaction, our audit committee will take into account, among other factors it deems appropriate, (i) whether the transaction is on terms no less favorable than terms generally available to unaffiliated third parties under the same or similar circumstances and (ii) the extent of the related person’s interest in the transaction.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than 10% of our common stock, to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all such reports.
To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, we believe that for fiscal 2024, all required reports were filed on a timely basis under Section 16(a), with the exception of the following: Mr. Melnikov had two late Form 4 filings related to three transactions; each of Messrs. Shchegolev and Mulroy had one late Form 4 filing related to one transaction; and SEMR Holdings Limited, a 10% holder, had one late Form 4 filing related to one transaction. Additionally, in 2025, Mr. Warden filed one late Form 4 filing pertaining to two transactions from prior fiscal years.

80	Semrush 2025 Proxy Statement

Additional Information

2024 Annual Report and SEC Filings
Our financial statements for the fiscal year ended December 31, 2024 are included in our 2024 Annual Report, which we will make available to stockholders at the same time as this Proxy Statement. Our 2024 Annual Report and this Proxy Statement are posted on our website at investors.semrush.com and are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our 2024 Annual Report without charge by sending a written request to Investor Relations, Semrush Holdings, Inc., 800 Boylston Street, Suite 2475, Boston, MA 02199.
*   *   *
Our Board does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares of our common stock they represent in accordance with their own judgment on such matters.
THE BOARD OF DIRECTORS
Boston, Massachusetts
April 17, 2025

Semrush 2025 Proxy Statement	81

Appendix A - Financial Metrics and Reconciliation of Non-GAAP Measures
Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similarly titled measures presented by other companies. We consider non-GAAP financial measures to be important because they provide useful indicators of its performance and liquidity measures. Non-GAAP financial measures are presented for supplemental informational purposes only, should not be considered a substitute for financial information presented in accordance with GAAP, and may be different from non-GAAP financial measures presented by other companies. Please see “Financial Metrics Definitions” for definition of the following non-GAAP financial measure for which a reconciliation is provided below.

Financial Metrics Definitions
We measure the success of our business in part by the achievement of certain non-GAAP financial measures that are defined below. In addition, our executives are in certain ways measured and rewarded based on the Company’s achievement of certain non-GAAP financial measures and key metrics, including Adjusted EBITDA Margin. For additional information and a reconciliation of the differences between certain of these non-GAAP financial measures and the comparable GAAP financial measures, please see Appendix A of this Proxy Statement.
•“Adjusted EBITDA” is defined as earnings before interest, taxes, depreciation, and amortization (EBITDA), where earnings is non-GAAP income (loss) from operations (as defined below).
•“Adjusted EBITDA Margin” is Adjusted EBITDA divided by GAAP revenue.
•“Free Cash Flow” is defined as net cash provided by (used in) operating activities less purchases of property and equipment and capitalized software development costs.
•“Non-GAAP income (loss) from operations” is defined as GAAP income (loss) from operations, excluding Stock Based Compensation, Amortization of Acquired Intangible Assets, Acquisition Related Costs, Restructuring Costs and other one-time expenses outside the ordinary course of business (for example, our Exit Costs incurred primarily in 2022).
◦Stock Based Compensation. Stock-based compensation is a non-cash expense accounted for in accordance with FASB ASC Topic 718. We believe that the exclusion of stock-based compensation expense allows for financial results that are more indicative of our operational performance and provide for a useful comparison of our operating results to prior periods and to our peer companies because stock-based compensation expense varies from period to period and company to company due to such things as differing valuation methodologies, timing of awards and changes in stock price.
◦Amortization of Acquired Intangible Assets. Excluding amortization of acquired intangible assets from non-GAAP expense and income measures allows management and investors to evaluate results “as-if” the acquired intangible assets had been developed internally rather than acquired and, therefore, provides a supplemental measure of performance in which our acquired intellectual property is treated in a

82	Semrush 2025 Proxy Statement

Table of Contents	Appendix A
comparable manner to our internally developed intellectual property. These amounts are inconsistent in amount and frequency and are significantly impacted by the timing and size of acquisitions. Although we exclude amortization of acquired intangible assets from our non-GAAP expenses, we believe that it is important for investors to understand that such intangible assets contribute to revenue generation.
◦Restructuring and Other Costs. Restructuring and other costs include restructuring expenses as well as other charges that are unusual in nature, are the result of unplanned events, and arise outside the ordinary course of our business. Restructuring expenses consist of employee severance costs, charges for the closure of excess facilities and other contract termination costs. Other costs include litigation contingency reserves, asset impairment charges, relocation expenses associated with the migration of employees in 2022 that occurred throughout 2022 and early 2023, and gains or losses on the sale or disposition of certain non-strategic assets or product lines.
◦Acquisition Related Costs. In recent years, we have completed a number of acquisitions, which result in transition, integration and other acquisition-related expense which would not otherwise have been incurred, are unpredictable and dependent on a significant number of factors that are deal-specific or outside of our control, are not indicative of our operational performance (or that of the acquired businesses or assets) and are likely to fluctuate as our acquisition activity increases or decreases in future periods. By excluding acquisition-related costs and adjustments from our non-GAAP measures, management is better able to evaluate our ability to utilize our existing assets and estimate the long-term value that acquired assets will generate for us.
•“Non-GAAP operating margin” is defined as non-GAAP income (loss) from operations divided by GAAP revenue.
In addition, we measure the success of our business in part by the achievement of certain other financial measures, and our executives are in certain ways measured and rewarded based on the Company’s achievement of certain other financial measures and key metrics, including those set forth below:
•“Annual Recurring Revenue” or “ARR” is defined as the total subscription revenue as of a given date that we expect to contractually receive over the subsequent 12 months from customers on an annualized basis, assuming no increases, reductions or cancellations.
This ARR definition has been updated to simplify the explanation of our calculation around the treatment of monthly and longer-term contracts, and to be more consistent with other SaaS businesses, which we believe improves the ability for investors to compare our metric against other businesses. Additionally, our definition has been updated to note that we do not assume there will be any increases, reductions, or cancellations. Given our efforts to retain and win back customers, and our belief that we will be successful in many of those retention efforts, we believe the updated definition is more accurate. We are not recasting ARR results to conform ARR under the prior definition to the updated definition as there is no variance between the two definitions for the periods presented.
•“ARR Growth” is defined as the percentage increase in ARR as of December 31, 2024 as compared to ARR as of December 31, 2023.

Semrush 2025 Proxy Statement	83

Appendix A	Table of Contents

GAAP to Non-GAAP Operating Margin Reconciliation

	FY 2018	FY 2019	FY 2020	FY 2021	FY 2022	FY 2023	FY 2024

GAAP operating income (loss)	(6.6)	(8.2)	(6.1)	(2.5)	(36.4)	(7.7)	8.3
Stock-based compensation expense	0.2	0.5	1.0	2.7	7.4	15.3	28.0
Amortization of acquired intangibles	0.0	0.0	0.1	0.2	1.9	2.3	4.3
Restructuring and other costs	0.0	0.0	0.0	0.0	11.3	1.3	2.2
Acquisition-related costs, net	0.0	0.0	0.0	0.0	0.0	0.4	2.9
Non-GAAP operating income (loss)	(6.4)	(7.7)	(5.0)	0.4	(15.8)	11.6	45.8
GAAP Revenue	63.5	92.1	124.9	188.0	254.3	307.7	376.8
Non-GAAP operating income (loss) margin	(10.0)%	(8.4)%	(4.0)%	0.2%	(6.2)%	3.8%	12.2%

84	Semrush 2025 Proxy Statement

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© 2025 Semrush Holdings, Inc.

SEMRUSH

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Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on June 4, 2025. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

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Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

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V67228-P28876

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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SEMRUSH HOLDINGS, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Anna Baird
02) Dmitry Melnikov

The Board of Directors recommends you vote FOR the following proposals:

The Board of Directors recommends you vote FOR 1 YEAR on the following proposal:

	1 Year	2 Years	3 Years	Abstain
4. Non-binding, advisory vote on the frequency of future non-binding, advisory votes to approve the compensation of our named executive officers.	☐	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof may be voted on by the proxy holders in their discretion.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Annual Report and Notice and Proxy Statement are available at www.proxyvote.com

V67229-P28876

Semrush Holdings, Inc.
Annual Meeting of Stockholders
June 5, 2025 10:00 AM ET
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Bill Wagner, Oleg Shchegolev, Eugene Levin, Brian Mulroy and David Mason, and each or any of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Semrush Holdings, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 a.m., Eastern Time on Thursday, June 5, 2025, virtually at www.virtualshareholdermeeting.com/SEMR2025, and any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THE SHARES SUBJECT TO THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL NOMINEES FOR DIRECTOR NAMED IN THE PROXY STATEMENT, "FOR" PROPOSALS 2 AND 3, AND FOR “1 YEAR” FOR THE FREQUENCY OF FUTURE STOCKHOLDER NON-BINDING, ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS. IN THEIR DISCRETION, THE PROXY HOLDERS ARE AUTHORIZED TO VOTE UPON OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

The undersigned revoke(s) any proxy or proxies heretofore given. This proxy may be revoked at any time before it is executed.

Continued and to be signed on reverse side.